                                                                    EXHIBIT 10.9

                                                                  Execution Copy


================================================================================


                                AMERIPATH, INC.


                                CREDIT AGREEMENT


                      Originally Dated as of May 29, 1996
                    Amended and Restated as of June 27, 1997


                               BANKBOSTON, N.A.,
                 f/k/a The First National Bank of Boston, Agent


================================================================================

                               TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
1.       Restatement; Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         ------------------------
         1.1.    Restatement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                 -----------
         1.2.    Definitions; Certain Rules of Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                 ------------------------------------------
2.       The Credits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         -----------
         2.1.    Revolving Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                 ----------------
                 2.1.1.   Revolving Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                          --------------
                 2.1.2.   Maximum Amount of Revolving Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                          ----------------------------------
                 2.1.3.   Borrowing Requests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                          ------------------
                 2.1.4.   Loan Account; Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                          -------------------
         2.2.    Term Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 -----------
         2.3.    Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 -----------------
                 2.3.1.   Issuance of Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                          -----------------------------
                 2.3.2.   Requests for Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                          ------------------------------
                 2.3.3.   Form and Expiration of Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . .  26
                          ----------------------------------------
                 2.3.4.   Lenders' Participation in Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . .  27
                          -------------------------------------------
                 2.3.5.   Presentation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                          ------------
                 2.3.6.   Payment of Drafts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                          -----------------
                 2.3.7.   Uniform Customs and Practice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                          ----------------------------
                 2.3.8.   Subrogation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                          -----------
                 2.3.9.   Modification, Consent, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                          --------------------------
         2.4.    Application of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 -----------------------
                 2.4.1.   Revolving Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                          --------------
                 2.4.2.   Term Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                          ---------
                 2.4.3.   Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                          -----------------
                 2.4.4.   Specifically Prohibited Applications  . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                          ------------------------------------
         2.5.    Nature of Obligations of Lenders to Make Extensions of Credit  . . . . . . . . . . . . . . . . . . .  30
                 -------------------------------------------------------------
3.       Interest; Eurodollar Pricing Options; Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         ------------------------------------------
         3.1.    Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 --------
         3.2.    Eurodollar Pricing Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 --------------------------
                 3.2.1.   Election of Eurodollar Pricing Options  . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                          --------------------------------------
                 3.2.2.   Notice to Lenders and the Borrower  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                          ----------------------------------
                 3.2.3.   Selection of Eurodollar Interest Periods  . . . . . . . . . . . . . . . . . . . . . . . . .  31
                          ----------------------------------------
                 3.2.4.   Additional Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                          -------------------
                 3.2.5.   Violation of Legal Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                          -------------------------------
                 3.2.6.   Funding Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                          -----------------
         3.3.    Commitment Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                 ---------------
         3.4.    Letter of Credit Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                 ---------------------
         3.5.    Reserve Requirements, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
                 -------------------------

                                                                                                                     Page
                                                                                                                     ----
         3.6.    Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
                 -----
         3.7.    Capital Adequacy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                 ----------------
         3.8.    Regulatory Changes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                 ------------------
         3.9.    Computations of Interest and Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                 ---------------------------------
4.       Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         -------
         4.1.    Payment at Maturity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                 -------------------
         4.2.    Fixed Prepayments of Term Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                 ------------------------------
         4.3.    Contingent Required Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                 -------------------------------
                 4.3.1.   Excess Credit Exposure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                          ----------------------
                 4.3.2.   Letter of Credit Exposure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                          -------------------------
                 4.3.3.   Net Equity Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                          -------------------
         4.4.    Voluntary Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                 ---------------------
         4.5.    Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
                 -----------------
         4.6.    Reborrowing; Application of Payments, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
                 ------------------------------------------
                 4.6.1.   Reborrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
                          -----------
                 4.6.2.   Order of Application  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
                          --------------------
                 4.6.3.   Payment with Accrued Interest, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                          -----------------------------------
                 4.6.4.   Payments for Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                          --------------------
5.       Conditions to Extending Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         ------------------------------
         5.1.    Conditions on Initial Closing Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                 ----------------------------------
                 5.1.1.  Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                         -----
                 5.1.2.   Perfection of Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                          ----------------------
                 5.1.3.   Legal Opinions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
                          --------------
                 5.1.4.   Payment of Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
                          --------------
         5.2.    Conditions to Making Each Permitted Acquisition Advance  . . . . . . . . . . . . . . . . . . . . . .  40
                 -------------------------------------------------------
                 5.2.1.   Permitted Acquisition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
                          ---------------------
                 5.2.2.   Notes and Credit Documents; Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
                          ----------------------------------
                 5.2.3.   Legal Opinions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
                          --------------
         5.3.    Conditions to Each Extension of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
                 --------------------------------------
                 5.3.1.   Officer's Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
                          ---------------------
                 5.3.2.   Legality, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                          -------------
                 5.3.3.   Proper Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                          ------------------
                 5.3.4.   General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                          -------
6.       General Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         -----------------
         6.1.    Taxes and Other Charges; Accounts Payable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                 -----------------------------------------
                 6.1.1.   Taxes and Other Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                          -----------------------
                 6.1.2.   Accounts Payable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                          ----------------
         6.2.    Conduct of Business, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                 -------------------------
                 6.2.1.   Types of Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                          -----------------
                 6.2.2.   Maintenance of Properties.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                          -------------------------

                                                                                                                     Page
                                                                                                                     ----
                 6.2.3.   Statutory Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                          --------------------
                 6.2.4.   No Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                          ---------------
                 6.2.5.   Compliance with Material Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                          -----------------------------------
         6.3.    Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                 ---------
                 6.3.1.   Business Interruption Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                          -------------------------------
                 6.3.2.   Property Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                          ------------------
                 6.3.3.   Liability Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
                          -------------------
                 6.3.4.   Key Executive Life  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
                          -------------------
                 6.3.5.   Flood Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
                          ---------------
         6.4.    Financial Statements and Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
                 --------------------------------
                 6.4.1.   Annual Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
                          --------------
                 6.4.2.   Quarterly Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
                          -----------------
                 6.4.3.   Monthly Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
                          ---------------
                 6.4.4.   Other Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
                          -------------
                 6.4.5.   Notice of Litigation, Defaults, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                          -----------------------------------
                 6.4.6.   ERISA Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                          -------------
                 6.4.7.   Other Information; Audit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                          ------------------------
         6.5.    Certain Financial Tests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
                 -----------------------
                 6.5.1.   Minimum Net Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
                          ------------------
                 6.5.2.   Consolidated Senior Debt Coverage . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
                          ---------------------------------
                 6.5.3.   Consolidated Total Debt Coverage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
                          --------------------------------
                 6.5.4.   Consolidated Interest Expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
                          -----------------------------
         6.6.    Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
                 ------------
         6.7.    Guarantees; Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
                 -----------------------------
         6.8.    Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
                 -----
         6.9.    Investments and Permitted Acquisitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                 --------------------------------------
         6.10.   Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
                 -------------
         6.11.   Asset Dispositions and Mergers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                 ------------------------------
         6.12.   Lease Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                 -----------------
         6.13.   Issuance of Stock by Subsidiaries; Subsidiary Distributions  . . . . . . . . . . . . . . . . . . . .  56
                 -----------------------------------------------------------
                 6.13.1.   Issuance of Stock by Subsidiaries of the Company . . . . . . . . . . . . . . . . . . . . .  56
                           ------------------------------------------------
                 6.13.2.   No Restrictions on Subsidiary Distributions  . . . . . . . . . . . . . . . . . . . . . . .  57
                           -------------------------------------------
         6.14.   Voluntary Prepayments of Other Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
                 -------------------------------------------
         6.15.   Derivative Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
                 --------------------
         6.16.   Negative Pledge Clauses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
                 -----------------------
         6.17.   ERISA, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
                 ----------
         6.18.   Transactions with Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
                 ----------------------------
         6.19.   Interest Rate Protection . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
                 ------------------------
         6.20.   Environmental Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
                 ------------------
                 6.20.1.   Compliance with Law and Permits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
                           -------------------------------

                                                                                                                     Page
                                                                                                                     ----
                 6.20.2.   Notice of Claims, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
                           ----------------------
         6.21.   Capital Expenditures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
                 --------------------
7.       Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         ------------------------------
         7.1.    Organization and Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
                 -------------------------
                 7.1.1.   The Borrower  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
                          ------------
                 7.1.2.   Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
                          ------------
                 7.1.3.   Qualification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
                          -------------
                 7.1.4.   Capitalization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
                          --------------
         7.2.    Financial Statements and Other Information; Material Agreements  . . . . . . . . . . . . . . . . . .  60
                 ---------------------------------------------------------------
                 7.2.1.   Financial Statements and Other Information  . . . . . . . . . . . . . . . . . . . . . . . .  60
                          ------------------------------------------
                 7.2.2.   Material Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
                          -------------------
         7.3.    Agreements Relating to Financing Debt, Investments, etc. . . . . . . . . . . . . . . . . . . . . . .  61
                 -------------------------------------------------------
         7.4.    Changes in Condition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
                 --------------------
         7.5.    Title to Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
                 ---------------
         7.6.    Operations in Conformity With Law, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
                 ---------------------------------------
         7.7.    Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
                 ----------
         7.8.    Authorization and Enforceability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
                 --------------------------------
         7.9.    No Legal Obstacle to Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
                 -------------------------------
         7.10.   Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
                 --------
         7.11.   Licenses, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
                 -------------
         7.12.   Tax Returns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                 -----------
         7.13.   Certain Business Representations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                 --------------------------------
                 7.13.1.   Labor Relations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                           ---------------
                 7.13.2.   Antitrust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                           ---------
                 7.13.3.   Consumer Protection  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                           -------------------
                 7.13.4.   Burdensome Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                           ----------------------
                 7.13.5.   Future Expenditures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                           -------------------
         7.14.   Environmental Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
                 -------------------------
                 7.14.1.   Environmental Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
                           ------------------------
                 7.14.2.   Environmental Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
                           ------------------------
                 7.14.3.   Environmental Condition of Properties  . . . . . . . . . . . . . . . . . . . . . . . . . .  65
                           -------------------------------------
         7.15.   Pension Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
                 -------------
         7.16.   Acquisition Agreement, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
                 --------------------------
         7.17.   Foreign Trade Regulations; Government Regulation; Margin Stock . . . . . . . . . . . . . . . . . . .  66
                 --------------------------------------------------------------
                 7.17.1.   Foreign Trade Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
                           -------------------------
                 7.17.2.   Government Regulation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
                           ---------------------
                 7.17.3.   Margin Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
                           ------------
         7.18.   Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
                 ----------
8.       Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         --------
         8.1.    Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
                 -----------------

                                                                                                                     Page
                                                                                                                     ----
                 8.1.1.   Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
                          -------
                 8.1.2.   Specified Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
                          -------------------
                 8.1.3.   Other Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
                          ---------------
                 8.1.4.   Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
                          ------------------------------
                 8.1.5.   Cross Default, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
                          ------------------
                 8.1.6.   Ownership; Liquidation; etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
                          ---------------------------
                 8.1.7.   Enforceability, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
                          -------------------
                 8.1.8.   Judgments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
                          ---------
                 8.1.9.   ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
                          -----
                 8.1.10.   Bankruptcy, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
                           ----------------
         8.2.    Certain Actions Following an Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
                 ---------------------------------------------
                 8.2.1.   Terminate Obligation to Extend Credit . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
                          -------------------------------------
                 8.2.2.   Specific Performance; Exercise of Rights  . . . . . . . . . . . . . . . . . . . . . . . . .  70
                          ----------------------------------------
                 8.2.3.   Acceleration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
                          ------------
                 8.2.4.   Enforcement of Payment; Credit Security; Setoff . . . . . . . . . . . . . . . . . . . . . .  71
                          -----------------------------------------------
                 8.2.5.   Cumulative Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
                          -------------------
         8.3.    Annulment of Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
                 ---------------------
         8.4.    Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
                 -------
9.       Guarantees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         ----------
         9.1.    Guarantees of Credit Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
                 --------------------------------
         9.2.    Continuing Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
                 ---------------------
         9.3.    Waivers with Respect to Credit Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
                 ------------------------------------------
         9.4.    Lenders' Power to Waive, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
                 ----------------------------
         9.5.    Information Regarding the Borrower, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
                 ---------------------------------------
         9.6.    Certain Guarantor Representations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
                 ---------------------------------
         9.7.    Subrogation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
                 -----------
         9.8.    Subordination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
                 -------------
         9.9.    Future Subsidiaries; Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
                 ---------------------------------------
10.      Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         --------
         10.1.   Credit Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
                 ---------------
                 10.1.1.   Tangible Personal Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
                           --------------------------
                 10.1.2.   Rights to Payment of Money . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
                           --------------------------
                 10.1.3.   Intangibles  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
                           -----------
                 10.1.4.   Pledged Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
                           -------------
                 10.1.5.   Pledged Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
                           --------------
                 10.1.6.   Pledged Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
                           --------------------
                 10.1.7.   Chattel Paper, Instruments and Documents . . . . . . . . . . . . . . . . . . . . . . . . .  79
                           ----------------------------------------
                 10.1.8.   Leases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
                           ------
                 10.1.9.   Deposit Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
                           ----------------
                 10.1.10.   Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
                            ----------

                                                                                                                     Page
                                                                                                                     ----
                 10.1.11.   Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
                            -----------------
                 10.1.12.   Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
                            ---------
                 10.1.13.   All Other Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
                            ------------------
                 10.1.14.   Proceeds and Products . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
                            ---------------------
                 10.1.15.   Excluded Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
                            -----------------
         10.2.   Additional Credit Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
                 --------------------------
                 10.2.1.   Real Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
                           -------------
                 10.2.2.   Motor Vehicles and Aircraft  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
                           ---------------------------
         10.3.   Representations, Warranties and Covenants with Respect to Credit Security  . . . . . . . . . . . . .  81
                 -------------------------------------------------------------------------
                 10.3.1.   Pledged Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
                           -------------
                 10.3.2.   Accounts and Pledged Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
                           ---------------------------------
                 10.3.3.   No Liens or Restrictions on Transfer or Change of Control  . . . . . . . . . . . . . . . .  81
                           ---------------------------------------------------------
                 10.3.4.   Location of Credit Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
                           ---------------------------
                 10.3.5.   Trade Names  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
                           -----------
                 10.3.6.   Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
                           ---------
                 10.3.7.   Modifications to Credit Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
                           --------------------------------
                 10.3.8.   Delivery of Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
                           ---------------------
                 10.3.9.   Perfection of Credit Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
                           -----------------------------
         10.4.   Administration of Credit Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
                 ---------------------------------
                 10.4.1.   Use of Credit Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
                           ----------------------
                 10.4.2.   Deposits; Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
                           ------------------
                 10.4.3.   Pledged Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
                           ------------------
         10.5.   Right to Realize upon Credit Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
                 -------------------------------------
                 10.5.1.   Assembly of Credit Security; Receiver  . . . . . . . . . . . . . . . . . . . . . . . . . .  85
                           -------------------------------------
                 10.5.2.   General Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
                           -----------------
                 10.5.3.   Marshaling, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
                           ----------------
                 10.5.4.   Sales of Credit Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
                           ------------------------
                 10.5.5.   Sale without Registration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
                           -------------------------
                 10.5.6.   Application of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
                           -----------------------
         10.6.   Custody of Credit Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
                 --------------------------
11.      Expenses; Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
         -------------------
         11.1.   Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
                 --------
         11.2.   General Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
                 -----------------
         11.3.   Indemnity With Respect to Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
                 -------------------------------------------
12.      Operations; Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
         -----------------
         12.1.   Interests in Credits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
                 --------------------
         12.2.   Agent's Authority to Act, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
                 ------------------------------
         12.3.   Borrower to Pay Agent, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
                 ---------------------------
         12.4.   Lender Operations for Advances, Letters of Credit, etc.  . . . . . . . . . . . . . . . . . . . . . .  90
                 -------------------------------------------------------

                                                                                                                     Page
                                                                                                                     ----
                 12.4.1.   Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
                           --------
                 12.4.2.   Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
                           -----------------
                 12.4.3.   Agent to Allocate Payments, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
                           --------------------------------
                 12.4.4.   Delinquent Lenders; Nonperforming Lenders  . . . . . . . . . . . . . . . . . . . . . . . .  92
                           -----------------------------------------
         12.5.   Sharing of Payments, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
                 -------------------------
         12.6.   Amendments, Consents, Waivers, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
                 -----------------------------------
         12.7.   Agent's Resignation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
                 -------------------
         12.8.   Concerning the Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
                 --------------------
                 12.8.1.   Action in Good Faith, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
                           -------------------------
                 12.8.2.   No Implied Duties, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
                           ----------------------
                 12.8.3.   Validity, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
                           -------------
                 12.8.4.   Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
                           ----------
                 12.8.5.   Employment of Agents and Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
                           --------------------------------
                 12.8.6.   Reliance on Documents and Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
                           ---------------------------------
                 12.8.7.   Agent's Reimbursement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
                           ---------------------
                 12.8.8.   Conveying Reports to Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
                           ----------------------------
         12.9.   Rights as a Lender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
                 ------------------
         12.10.  Independent Credit Decision  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
                 ---------------------------
         12.11.  Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
                 ---------------
13.      Successors and Assigns; Lender Assignments and Participations  . . . . . . . . . . . . . . . . . . . . . . .  98
         -------------------------------------------------------------
         13.1.   Assignments by Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
                 ----------------------
                 13.1.1.   Assignees and Assignment Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
                           -----------------------------------
                 13.1.2.   Terms of Assignment and Acceptance . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99
                           ----------------------------------
                 13.1.3.   Register . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
                           --------
                 13.1.4.   Acceptance of Assignment and Assumption  . . . . . . . . . . . . . . . . . . . . . . . . . 100
                           ---------------------------------------
                 13.1.5.   Federal Reserve Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
                           --------------------
                 13.1.6.   Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
                           ------------------
         13.2.   Credit Participants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
                 -------------------
         13.3.   Replacement of Lender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
                 ---------------------
         13.4.   Foreign Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
                 ---------------
14.      Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
         ---------------
15.      Acknowledgments and Consents.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
         ----------------------------
16.      Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
         -------
17.      Course of Dealing; Amendments and Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
         -----------------------------------------
18.      Defeasance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
         ----------
19.      Venue; Service of Process  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 106
         -------------------------
20.      WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 106
         --------------------
21.      No Strict Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107
         ----------------------
22.      General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107
         -------

                                    EXHIBITS

1             -  Applicable Interest Rates

2.1.4         -  Revolving Note

2.2.2         -  Term Note

5.1.4         -  Subordination Agreement

5.2.2         -  Joinder Agreement

5.3.1         -  Officer's Certificate

6.6           -  Existing Indebtedness

6.8           -  Existing Liens

6.11          -   Asset Dispositions and Mergers

6.18          -  Transactions with Affiliates

7.1           -  Company and its Subsidiaries

7.1.4         -  Stockholders of the Company

7.2.2         -  Material Agreements

7.3           -  Financing Debt, Certain Investments, etc.

7.4           -  Changes in Condition

7.7           -  Litigation

7.14          -  Environmental

7.15          -  Multi-employer and Defined Benefit Plans

8.1.6         -  Certain Stockholders of the Company

10.4.2        -  Depository Institutions

12.1          -  Interests in Credits

13.1.1        -  Assignment and Acceptance


                                AMERIPATH, INC.

                                CREDIT AGREEMENT


         This Agreement, originally dated as of May 29, 1996 and amended and restated on June 27, 1997, is among AmeriPath, Inc., a Delaware corporation, the Subsidiaries of AmeriPath, Inc. from time to time party hereto, the Lenders from time to time party hereto and BankBoston, N.A., f/k/a The First National Bank of Boston, both in its capacity as a Lender and in its capacity as agent for itself and the other Lenders. The parties agree as follows:

1.                 Restatement; Definitions.

                   1.1. Restatement. Effective as of the Initial Closing Date, this Agreement amends and restates in its entirety the Credit Agreement dated as of May 29, 1996, as amended and in effect on the date hereof, among the Company, its Subsidiaries and a group of lenders for which BankBoston, N.A., f/k/a The First National Bank of Boston, is acting as agent. Amounts in respect of interest, commitment fees, Letter of Credit fees and other amounts payable hereunder shall be payable in accordance with the terms of this Agreement as in effect prior to the amendment and restatement on the Initial Closing Date for periods prior to the Initial Closing Date and in accordance with this Agreement as amended and restated hereby for periods from and after the Initial Closing Date.

                   1.2.           Definitions; Certain Rules of Construction.
Certain capitalized terms are used in this Agreement and in the other Credit Documents with the specific meanings defined below in this Section 1. Except as otherwise explicitly specified to the contrary or unless the context clearly requires otherwise, (a) the capitalized term "Section" refers to sections of this Agreement, (b) the capitalized term "Exhibit" refers to exhibits to this Agreement, (c) references to a particular Section include all subsections thereof, (d) the word "including" shall be construed as "including without limitation", (e) accounting terms not otherwise defined herein have the meaning provided under GAAP, (f) terms defined in the UCC and not otherwise defined herein have the meaning provided under the UCC, (g) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect and (h) references to a particular Person include such Person's successors and assigns to the extent not prohibited by this Agreement and the other Credit Documents. References to "the date hereof" mean the date first set forth above.

                                  1.2.1.      "Accounts" is defined in Section
                   10.1.2.

                                  1.2.2. "Accumulated Benefit Obligations" means the actuarial present value of the accumulated benefit obligations under any Plan, calculated in accordance with Statement No. 87 of the Financial Accounting Standards Board.

                                  1.2.3.      "Acquired Party" shall mean any
                             Person, 100% of the outstanding capital stock or beneficial interests or substantially all of the assets of which are acquired by the Borrower in connection with a Permitted Acquisition.

                                  1.2.4.      "Acquired Party EBITDA
                             Adjustment" means (a) for any calculation made with respect to Sections 6.5 or 6.9.5 of this Agreement in which six or less full months of the Net Income of an Acquired Party have been included, and only to the extent not already included in, Consolidated Net Income, an amount equal to the product of (i) the number of months in the applicable period in which none of the Net Income of such Acquired Party was included in Consolidated Net Income, multiplied by (ii) one-twelfth of Pro Forma EBITDA of such Acquired Party as of the date of the Acquisition of such Acquired Party or (b) for any calculation made with respect to Section 6.5 or 6.9.5 of this Agreement in which more than six months but less than one full year of the Net Income of an Acquired Party have been included, and only to the extent not already included in, Consolidated Net Income, an amount equal to the product of (X) the number of months in the applicable period in which none of the Net Income of such Acquired Party was included in Consolidated Net Income, multiplied by
                             (Y) the amount of actual EBITDA of such Acquired Party for each full month following its Acquisition by the Borrower, divided by (Z) the number of full months for which EBITDA of the Acquired Party was included in Consolidated Net Income.

                                  1.2.5. "Acquisition Agreement" means the documentation pursuant to which the Borrower commits itself to make a Permitted Acquisition.

                                  1.2.6.      "Affected Class" is defined in
                                    Section 12.6.2.

                                  1.2.7.      "Affected Lender" is defined in
                                    Section 13.3.

                                  1.2.8.      "Affiliate" means, with respect
                             to the Borrower (or any other specified Person), any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Borrower (or such specified Person), and shall include (a) any officer or director or general partner of the Borrower (or such specified Person) and (b) any Person of which the Borrower (or such specified Person) or any Affiliate (as defined in clause (a) above) of the Borrower (or such specified Person) shall, directly or indirectly, beneficially own either (i) at least 5% of the outstanding equity securities having the general power to vote or
                             (ii) at least 5% of all equity interests.

                                  1.2.9.      "Agent" means BankBoston in its
                             capacity as agent for the Lenders hereunder, as well as its successors and assigns in such capacity pursuant to Section 12.7.

                                  1.2.10.      "Aggregate Percentage Interest"
                             means, with respect to the Loan, the ratio that the respective Commitments of the Lenders bear to the total Commitments of all Lenders as from time to time in effect and reflected in the Register.

                                  1.2.11. "Agreement" means this Agreement as from time to time amended, modified and in effect.

                                  1.2.12.      "Annualized Interest Expense"
                             means, for any period, the sum of (a) the product of the Revolving Loan outstanding as of the last day of such period multiplied by the then current Applicable Rate plus (b) the product of the Term Loan outstanding as of the last day of such period multiplied by the then current Applicable Rate plus (c) the product of outstanding amounts under any instrument of Subordinated Indebtedness as of the last day of such period multiplied by the then current annual interest rate on such instrument of Subordinated Indebtedness.

                                  1.2.13.      "Applicable Rate" means, at any
                             date, the sum of:

                                           (a)  the rate shown in Exhibit 1 that
                                           corresponds to the current ratio of
                                           Consolidated Total Debt to
                                           Consolidated Adjusted EBITDA for the
                                           most recently completed period of
                                           four consecutive fiscal quarters (it
                                           being understood that the such ratio
                                           could change on any Closing Date due
                                           to the occurrence of a Permitted
                                           Acquisition and the resulting
                                           inclusion of an Acquired Party's Pro
                                           Forma EBITDA in Consolidated
                                           Adjusted EBITDA and additional
                                           Financing Debt in Consolidated Total
                                           Debt);

                   plus                    (b)   an additional 3.00% effective
                                           on the day the Agent notifies the
                                           Company that the interest rates
                                           hereunder are increasing as a result
                                           of the occurrence and continuance of
                                           an Event of Default until the
                                           earlier of such time as (i) such
                                           Event of Default is no longer
                                           continuing or (ii) such Event of
                                           Default is deemed no longer to
                                           exist, in each case pursuant to
                                           Section 8.3.

                                  1.2.14.      "Assignee" is defined in Section
                             13.1.1.

                                  1.2.15.      "Assignment and Acceptance" is
                             defined in Section 13.1.1.

                                  1.2.16.      "BankBoston" means BankBoston,
                             N.A., f/k/a The First National Bank of Boston.

                                  1.2.17.      "Banking Day" means any day
                             other than Saturday, Sunday or a day on which banks in Boston, Massachusetts are authorized or required by law or other governmental action to close and, if such term is used with reference to a Eurodollar

                             Pricing Option, any day on which dealings are effected in the Eurodollars in question by first-class banks in the inter-bank Eurodollar markets in New York, New York.

                                  1.2.18.      "Bankruptcy Code" means Title
                             11 of the United States Code.

                                  1.2.19.      "Bankruptcy Default" means an
                             Event of Default referred to in Section 8.1.10.

                                  1.2.20.      "Base Rate" means, on any date,
                             the greater of (a) the rate of interest announced by BankBoston at the Boston Office as its Base Rate or (b) the sum of 1/2% plus the Federal Funds Rate.

                                  1.2.21.      "Borrower" means the Company.

                                  1.2.22.      "Borrowing Base" means, on any
                             date, 80% of the aggregate amount carried as accounts receivable (reduced appropriately for doubtful accounts) on the most recent Consolidated balance sheet of the Company and its Subsidiaries delivered in accordance with Section 6.4.3, minus the aggregate amount of any such accounts receivable that are more than 120 days past due; provided, however, that the Borrowing Base shall be reduced to $1.00 at any time where the Borrower has failed to furnish the computation of the Borrowing Base required by Section 6.4.3(b) within five days after such computation was originally due.

                                  1.2.23.      "Boston Office" means the
                             principal banking office of BankBoston in Boston, Massachusetts.

                                  1.2.24.      "By-laws" means all written
                             by-laws, rules, regulations and all other documents relating to the management, governance or internal regulation of any Person other than an individual, or interpretive of the Charter of such Person, all as from time to time in effect.

                                  1.2.25.      "Capital Expenditures" means,
                             for any period, amounts added or required to be added to the property, plant and equipment or other fixed assets account on the Consolidated balance sheet of the Company and its Subsidiaries, prepared in accordance with GAAP, in respect of
                             (a) the acquisition, construction, improvement or replacement of land, buildings, machinery, equipment, leaseholds and any other real or personal property, (b) to the extent not included in clause (a) above, materials, contract labor and direct labor relating thereto (excluding amounts properly expensed as repairs and maintenance in accordance with GAAP) and (c) software development costs to the extent not expensed.

                                  1.2.26.      "Capitalized Lease" means any
                             lease which is required to be capitalized on the balance sheet of the lessee in accordance with GAAP, including Statement Nos. 13 and 98 of the Financial Accounting Standards Board.

                                  1.2.27.      "Capitalized Lease Obligations"
                             means the amount of the liability reflecting the aggregate discounted amount of future payments under all Capitalized Leases calculated in accordance with GAAP, including Statement Nos. 13 and 98 of the Financial Accounting Standards Board.

                                  1.2.28.       "Cash Equivalents" means:

                                        (a)      negotiable certificates of
                                  deposit, time deposits (including sweep
                                  accounts), demand deposits and bankers'
                                  acceptances having a maturity of nine months or less and issued by any United States financial institution having capital and surplus and undivided profits aggregating at least $100,000,000 and rated at least Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Ratings Group or issued by any Lender;

                                        (b)      corporate obligations having a
                                  maturity of nine months or less and rated at least Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Ratings Group or issued by any Lender;

                                        (c)      any direct obligation of the
                                  United States of America or any agency or instrumentality thereof, or of any state or municipality thereof, (i) which has a remaining maturity at the time of purchase of not more than one year or which is subject to a repurchase agreement with any Lender (or any other financial institution referred to in clause (a) above) exercisable within one year from the time of purchase and (ii) which, in the case of obligations of any state or municipality, is rated at least Aa by Moody's Investors Service, Inc. or AA by Standard & Poor's Ratings Group; and

                                        (d)      any mutual fund or other
                                  pooled investment vehicle rated at least Aa by Moody's Investors Service, Inc. or AA by Standard & Poor's Ratings Group which invests principally in obligations described above.

                                  1.2.29.      "CERCLA" means the federal
                             Comprehensive Environmental Response, Compensation and Liability Act of 1980.

                                  1.2.30.      "CERCLIS" means the federal
                             Comprehensive Environmental Response Compensation Liability Information System List (or any successor document) promulgated under CERCLA.

                                  1.2.31.      "Charter" means the
                             articles of organization, certificate of incorporation, statute, constitution, joint venture agreement, partnership agreement, trust indenture, limited liability company agreement or other charter document of any Person other than an individual, each as from time to time in effect.

                                  1.2.32.      "Class" means, applied to the
                             Lenders, each of the following classes of Lenders:
                             (i) Lenders having Commitments under the Revolving Loan and (ii) Lenders having Commitments under the Term Loan.

                                  1.2.33. "Closing Date" means the Initial Closing Date and each other date on which any extension of credit is made pursuant to Sections 2.1, 2.2 or 2.3.

                                  1.2.34.      "Code" means the federal
                             Internal Revenue Code of 1986, as amended from time to time.

                                  1.2.35. "Commitment" means, with respect to any Lender, such Lender's obligations to extend the credits contemplated by the Credit Documents; the original Commitments being set forth in
                             Section 12.1 and the current Commitments being recorded from time to time in the Register.

                                  1.2.36. "Company" means AmeriPath, Inc., a Delaware corporation.

                                  1.2.37.      "Computation Covenants" means
                             Sections 6.5, 6.6.7, 6.6.11, 6.9.5, 6.10, 6.11,
                             6.12, 6.17 and 6.21.

                                  1.2.38.      "Consolidated" and
                             "Consolidating", when used with reference to any term, mean that term as applied to the accounts of the Company (or other specified Person) and all of its Subsidiaries (or other specified group of Persons), or such of its Subsidiaries as may be specified, consolidated (or combined) or consolidating (or combining), as the case may be, in accordance with GAAP and with appropriate deductions for minority interests in Subsidiaries.

                                  1.2.39.      "Consolidated Adjusted EBITDA"
                             means, for any period, an amount equal to the sum of (a) Consolidated Net Income of the Company and its Subsidiaries for such period plus (b) all amounts deducted in computing such Consolidated Net Income in respect of (i) taxes based upon or measured by income, (ii) Consolidated Interest Expense and (iii) depreciation and amortization plus (c) any Acquired Party EBITDA Adjustment.

                                  1.2.40. "Consolidated EBITDA" means, for any period, an amount equal to the sum of (a) Consolidated Net Income of the Company and its Subsidiaries for such period plus (b) all amounts deducted in computing such Consolidated Net Income in respect of (i) taxes based upon or measured by income, (ii) Consolidated Interest Expense and
                             (iii) depreciation and amortization.

                                  1.2.41.      "Consolidated Interest Expense"
                             means, for any period, the Interest Expense paid or accrued by the Company and its Subsidiaries on a Consolidated basis.

                                  1.2.42. "Consolidated Net Income" means, for any period, the net income (or loss) of the Company and its Subsidiaries, determined in accordance with GAAP on a Consolidated basis; provided, however, that Consolidated Net Income shall not include the net amount after taxes of:

                                        (a)      the income (or loss) of any
                                  other Person accrued prior to the date such other Person becomes a Subsidiary or is merged into or consolidated with such Person;

                                        (b)      the income (or loss) of any
                                  other Person (other than a Subsidiary) in which such Person has an ownership interest; provided, however, that (i) Net Income shall include amounts in respect of the income of such other Person when actually received in cash by such Person in the form of dividends or similar Distributions and (ii) Net Income shall be reduced by the aggregate amount of all Investments, regardless of the form thereof, made by such Person in such other Person for the purpose of funding any deficit or loss of such other Person;

                                        (c)      all amounts included in
                                  computing such net income (or loss) in
                                  respect of the write-up of any asset or the retirement of any Indebtedness or equity at less than face value after any acquisition;

                                        (d)      extraordinary and nonrecurring
                                  gains;

                                        (e)      the income of any Subsidiary
                                  to the extent the payment of such income in the form of a Distribution or repayment of Indebtedness to such Person is not permitted, whether on account of any Charter or By-law restriction, any agreement, instrument, deed or lease or any law, statute, judgment, decree or governmental order, rule or regulation applicable to such Subsidiary;

                                        (f)      any after-tax gains or losses
                                  attributable to returned surplus assets of any Plan; and

                                        (g)      the amount, up to an aggregate
                                  of $3,500,000, included in computing such net income (or loss) in respect of the expenses of the

                                  Company incurred on or prior to May 31, 1997 in connection with its terminated initial public offering.

                                  1.2.43.      "Consolidated Operating Cash
                             Flow" means, for any period, the total of (i) Consolidated EBITDA minus (ii) taxes, based upon or measured by net taxable income, paid in cash by the Company and its Subsidiaries minus (iii) Capital Expenditures.

                                  1.2.44. "Consolidated Senior Debt" means all Financing Debt of the Company and the Subsidiaries on a Consolidated basis other than in respect of Subordinated Indebtedness.

                                  1.2.45.      "Consolidated Senior Interest
                             Expense" means, for any period, the aggregate amount of interest, including commitment fees and payments in the nature of interest under Capitalized Leases and Interest Rate Protection Agreements, accrued by the Company and its Subsidiaries on a Consolidated basis (whether such interest is reflected as an item of expense or capitalized) on Consolidated Senior Debt.

                                  1.2.46. "Consolidated Total Debt" means, at any date, all Financing Debt of the Company and its Subsidiaries on a Consolidated basis.

                                  1.2.47.      "Consolidated Total Debt
                             Service" means, for any period, the sum of (i) Consolidated Interest Expense plus (ii) the aggregate amount of all mandatory scheduled payments, prepayments and sinking fund payments paid or accrued by the Company and its Subsidiaries during such period with respect to Financing Debt, including contingent obligations under agreements relating to Permitted Acquisitions (made before or after the date of this Agreement) or with respect to principal paid or accrued by the Company in respect of Subordinated Indebtedness and Contingent Notes (excluding prepayments permitted by the proviso in Section 6.14 and voluntary prepayments of the
                             Loan).

                                  1.2.48. "Consolidated Total Liabilities" means, at any date, all Indebtedness of the Company and its Subsidiaries on a Consolidated basis.

                                  1.2.49.      "Contingent Notes" means the
                             contingent promissory notes constituting
                             Subordinated Indebtedness issued to the Sellers in connection with a Permitted Acquisition made hereunder or under this Agreement prior to its amendment and restatement on the Initial Closing Date.

                                  1.2.50.      "Credit Documents" means:

                                        (a)      this Agreement, the Notes,
                                  each Letter of Credit, each draft presented or accepted under a Letter of Credit, each Interest Rate Protection

                                  Agreement provided by a Lender (or an
                                  Affiliate of a Lender) to the Borrower or any of its Subsidiaries and the Subordination Agreement, each as from time to time in effect;

                                        (b)      all financial statements,
                                  reports, notices, mortgages, assignments, UCC financing statements or certificates delivered to the Agent or any of the Lenders by the Company, any of its Subsidiaries or any other Obligor in connection herewith or therewith; and

                                        (c)      any other present or future
                                  agreement or instrument from time to time entered into among the Company, any of its Subsidiaries or any other Obligor, on one hand, and the Agent, any Letter of Credit Issuer or all the Lenders, on the other hand, relating to, amending or modifying this Agreement or any other Credit Document referred to above or which is stated to be a Credit Document, each as from time to time in effect.

                                  1.2.51.      "Credit Obligations" means all
                             present and future liabilities, obligations and Indebtedness of the Company, any of its Subsidiaries or any other Obligor owing to the Agent or any Lender under or in connection with this Agreement or any other Credit Document, including obligations in respect of principal, interest, reimbursement obligations under Letters of Credit and Interest Rate Protection Agreements provided by a Lender (or an affiliate of a Lender), commitment fees, Letter of Credit fees, amounts provided for in Sections 3.2.4, 3.5, 3.6, 3.7, 3.8 and 11 and other fees, charges, indemnities and expenses from time to time owing hereunder or under any other Credit Document (whether accruing before or after a Bankruptcy Default).

                                  1.2.52.      "Credit Participant" is defined
                                    in Section 13.2.

                                  1.2.53.      "Credit Security" means all
                             assets now or from time to time hereafter subjected to a security interest, mortgage or charge (or intended or required so to be subjected pursuant to this Agreement or any other Credit Document) to secure the payment or performance of any of the Credit Obligations, including the assets described in Section 10.1.

                                  1.2.54.      "Default" means any Event of
                             Default and any event or condition which with the passage of time or giving of notice, or both, would become an Event of Default and the filing against the Company, any of its Subsidiaries or any other Obligor of a petition commencing an involuntary case under the Bankruptcy Code.

                                  1.2.55.      "Delinquency Period" is defined
                             in Section 12.4.4.

                                  1.2.56.      "Delinquent Lender" is defined
                             in Section 12.4.4.

                                  1.2.57.      "Delinquent Payment" is defined
                             in Section 12.4.4.

                                  1.2.58.      "Distribution" means, with
                             respect to the Company (or other specified Person):

                                        (a)      the declaration or payment of
                                  any dividend or distribution, including
                                  dividends payable in shares of capital stock of or other equity interests in the Company (or such specified Person), on or in respect of any shares of any class of capital stock of or other equity interests in the Company (or such specified Person);

                                        (b)      the purchase or redemption of
                                  any shares of any class of capital stock of or other equity interest in the Company (or such specified Person) or of options, warrants or other rights for the purchase of such shares, directly, indirectly through a Subsidiary or otherwise;

                                        (c)      any other distribution on or
                                  in respect of any shares of any class of capital stock of or equity or other beneficial interest in the Company (or such specified Person);

                                        (d)      any payment of principal or
                                  interest with respect to, or any purchase, redemption or defeasance of, any Indebtedness of the Company (or such specified Person) which by its terms or the terms of any agreement is subordinated to the payment of the Credit Obligations; and

                                        (e)      any payment, loan or advance
                                  by the Company (or such specified Person) to, or any other Investment by the Company (or such specified Person) in, the holder of any shares of any class of capital stock of or equity interest in the Company (or such specified Person), or any Affiliate of such holder;

                             provided, however, that the term "Distribution" shall not include (i) dividends payable in perpetual common stock of or other similar equity interests in the Company (or such specified Person) or (ii) payments in the ordinary course of business in respect of (A) reasonable compensation paid to employees, officers and directors, (B) advances to employees for travel expenses, drawing accounts and similar expenditures, or (C) rent paid to, or accounts payable for services rendered or goods sold by, non-Affiliates that own capital stock of or other equity interests in the Company (or such specified Person).

                                  1.2.59.      "EBITDA" means, for any period,
                             an amount equal to the sum of (a) the Net Income (or loss) of any Person for such period plus (b) all amounts deducted in computing such Net Income in respect of (i) taxes based upon or measured by income, (ii) Interest Expense and (iii) depreciation and amortization.

                                  1.2.60.      "Environmental Laws"  means all
                             applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment, including OSHA.

                                  1.2.61.      "Equity Transaction" means any
                             issuance or sale by the Company or any of its Subsidiaries of any shares of capital stock, other equity interests or options, warrants or other purchase rights to acquire such capital stock or other equity interests, of the Company or any of its Subsidiaries, to any Person; provided, however, that the term "Equity Transaction" shall not include such issuances or sales (i) to any of the Obligors or their officers, employees and directors, (ii) to any Person pursuant to the Company's Amended and Restated 1996 Stock Option Plan or 1996 Director Stock Option Plan or (iii) that comprise a portion of the Purchase Price in any Permitted Acquisition.

                                  1.2.62.      "ERISA" means the federal
                             Employee Retirement Income Security Act of 1974.

                                  1.2.63.      "ERISA Group Person" means the
                             Company, any Subsidiary of the Company and any Person which is a member of the controlled group or under common control with the Company or any Subsidiary within the meaning of section 414 of the Code or section 4001(a)(14) of ERISA.

                                  1.2.64.      "Eurodollars" means, with
                             respect to any Lender, deposits of United States Funds in a non-United States office or an international banking facility of such Lender.

                                  1.2.65.      "Eurodollar Basic Rate" means,
                             for any Eurodollar Interest Period, the rate of interest at which Eurodollar deposits in an amount comparable to the portion of the Loan as to which a Eurodollar Pricing Option has been elected and which have a term corresponding to such Eurodollar Interest Period are offered to the Agent by first class banks in the inter-bank Eurodollar market for delivery in immediately available funds at a Eurodollar Office on the first day of such Eurodollar Interest Period as determined by the Agent at approximately 10:00 a.m. (Boston time) two Banking Days prior to the date upon which such Eurodollar Interest Period is to commence (which determination by the Agent shall, in the absence of manifest error, be conclusive).

                                  1.2.66.      "Eurodollar Interest Period"
                             means any period, selected as provided in Section 3.2.1, of one, two, three or six months, commencing on any Banking Day and ending on the corresponding date in the subsequent calendar month so indicated

                             (or, if such subsequent calendar month has no corresponding date, on the last day of such subsequent calendar month); provided, however, that subject to Section 3.2.3, if any Eurodollar Interest Period so selected would otherwise begin or end on a date which is not a Banking Day, such Eurodollar Interest Period shall instead begin or end, as the case may be, on the immediately preceding or succeeding Banking Day as determined by the Agent in accordance with the then current banking practice in the inter-bank Eurodollar market with respect to Eurodollar deposits at the applicable Eurodollar Office, which determination by the Agent shall, in the absence of manifest error, be conclusive.

                                  1.2.67.      "Eurodollar Office" means such
                             non-United States office or international banking facility of the Agent as the Agent may from time to time select.

                                  1.2.68.      "Eurodollar Pricing Options"
                             means the options granted pursuant to Section
                             3.2.1 to have the interest on any portion of the Loan computed on the basis of a Eurodollar Rate.

                                  1.2.69.      "Eurodollar Rate" for any
                             Eurodollar Interest Period means the rate, rounded upward to the nearest 1/100%, obtained by dividing
                             (a) the Eurodollar Basic Rate for such Eurodollar Interest Period by (b) an amount equal to 1 minus the Eurodollar Reserve Rate; provided, however, that if at any time during such Eurodollar Interest Period the Eurodollar Reserve Rate applicable to any outstanding Eurodollar Pricing Option changes, the Eurodollar Rate for such Eurodollar Interest Period shall automatically be adjusted to reflect such change, effective as of the date of such change.

                                  1.2.70.      "Eurodollar Reserve Rate" means
                             the stated maximum rate (expressed as a decimal) of all reserves (including any basic, supplemental, marginal or emergency reserve or any reserve asset), if any, as from time to time in effect, required by any Legal Requirement to be maintained by any Lender against (a) "Eurocurrency liabilities" as specified in Regulation D of the Board of Governors of the Federal Reserve System applicable to Eurodollar Pricing Options, (b) any other category of liabilities that includes Eurodollar deposits by reference to which the interest rate on portions of the Loan subject to Eurodollar Pricing Options is determined, (c) the principal amount of or interest on any portion of the Loan subject to a Eurodollar Pricing Option or
                             (d) any other category of extensions of credit, or other assets, that includes loans subject to a Eurodollar Pricing Option by a non-United States office of any of the Lenders to United States residents, in each case without the benefits of credits for prorations, exceptions or offsets that may be available to a Lender.

                                  1.2.71.      "Event of Default" is defined in
                             Section 8.1.

                                  1.2.72. "Exchange Act" means the federal Securities Exchange Act of 1934.

                                  1.2.73.      "FACA" means the Federal
                             Assignment of Claims Act as set forth in 31 U.S.C.
                             Section 3727 and 41 U.S.C. Section  15.

                                  1.2.74.      "Federal Funds Rate" means, for
                             any day, the rate equal to the weighted average (rounded upward to the nearest 1/8%) of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, (a) as such weighted average is published for such day (or, if such day is not a Banking Day, for the immediately preceding Banking Day) by the Federal Reserve Bank of New York or (b) if such rate is not so published for such Banking Day, as determined by the Agent using any reasonable means of determination. Each determination by the Agent of the Federal Funds Rate shall, in the absence of manifest error, be conclusive.

                                  1.2.75.      "Final Maturity Date" means (a)
                             June 30, 2002 for the Revolving Loan and (b) June 30, 2004 for the Term Loan.

                                  1.2.76.      "Financial Officer" of the
                             Company (or other specified Person) means its chief executive officer, chief financial officer, chief operating officer, chairman, president, treasurer or any of its vice presidents whose primary responsibility is for its financial affairs, all of whose incumbency and signatures have been certified to the Agent by the secretary or other appropriate attesting officer of the Company (or such specified Person).

                                  1.2.77.      "Financing Debt" means each of
                             the items described in clauses (a) through (e) of the definition of the term "Indebtedness."

                                  1.2.78.      "Foreign Trade Regulations"
                             means (a) any act that prohibits or restricts, or empowers the President or any executive agency of the United States of America to prohibit or restrict, exports to or financial transactions with any foreign country or foreign national, (b) the regulations with respect to certain prohibited foreign trade transactions set forth at 22 C.F.R. Parts 120-130 and 31 C.F.R. Parts 500-590 and (c)
                             any order, regulation, ruling, interpretation, direction, instruction or notice relating to any of the foregoing.

                                  1.2.79.      "Funding Liability" means (a)
                             any Eurodollar deposit which was used (or deemed by Section 3.2.6 to have been used) to fund any portion of the Loan subject to a Eurodollar Pricing Option, and (b) any portion of the Loan subject to a Eurodollar Pricing Option funded (or deemed by Section 3.2.6 to have been funded) with the proceeds of any such Eurodollar deposit.

                                  1.2.80.      "GAAP" means generally accepted
                             accounting principles as from time to time in effect, including the statements and interpretations of the United States Financial Accounting Standards Board.

                                  1.2.81.      "Government Receivables" means
                             any Accounts as to which the United States of America or any agency or department thereof is the obligor.

                                  1.2.82.      "Guarantee" means, with respect
                             to the Company (or other specified Person):

                                        (a)      any guarantee by the Company
                                  (or such specified Person) of the payment or performance of, or any contingent obligation by the Company (or such specified Person) in respect of, any Indebtedness or other obligation of any primary obligor;

                                        (b)      any other arrangement whereby
                                  credit is extended to a primary obligor on the basis of any promise or undertaking of the Company (or such specified Person), including any binding "comfort letter" or "keep well agreement" written by the Company (or such specified Person), to a creditor or prospective creditor of such primary obligor, to (i) pay the Indebtedness of such primary obligor, (ii) purchase an obligation owed by such primary obligor, (iii) pay for the purchase or lease of assets or services regardless of the actual delivery thereof or
                                  (iv) maintain the capital, working capital, solvency or general financial condition of such primary obligor;

                                        (c)      any liability of the Company
                                  (or such specified Person), as a general partner of a partnership in respect of Indebtedness or other obligations of such partnership;

                                        (d)      any liability of the Company
                                  (or such specified Person) as a joint
                                  venturer of a joint venture in respect of Indebtedness or other obligations of such joint venture;

                                        (e)      any liability of the Company
                                  (or such specified Person) with respect to the tax liability of others as a member of a group that is consolidated for tax purposes; and

                                        (f)      reimbursement obligations,
                                  whether contingent or matured, of the Company (or such specified Person) with respect to letters of credit, bankers acceptances, surety bonds, other financial guarantees and Interest Rate Protection Agreements, whether or not any of the foregoing are reflected on the balance sheet of the Company (or such specified Person) or in a footnote thereto; provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee and the amount of Indebtedness resulting from such Guarantee shall be the maximum amount that the guarantor may become obligated to pay in respect of the obligations (whether or not such obligations are outstanding at the time of computation).

                                  1.2.83.      "Guarantor" means each
                             Subsidiary of the Borrower listed on the signature page hereto or which subsequently becomes party to this Agreement as a Guarantor.

                                  1.2.84.      "Hazardous Material" means any
                             pollutant, toxic or hazardous material or waste, including any "hazardous substance" or "pollutant" or "contaminant" as defined in section 101(14) of CERCLA or any other Environmental Law or regulated as toxic or hazardous under RCRA or any other Environmental Law.

                                  1.2.85. "Impermissible Reference" means, relative to the opinion or certification of any independent public accountant as to any financial statement of any Obligor, any qualification or exception to such opinion or certification

                                        (a)      which expresses concern about
                                  whether or not such Obligor will be able to meet its obligations as such become due, or otherwise will be able to operate or conduct its business in the future;

                                        (b)      which relates to the limited
                                  scope of examination of matters relevant to such financial statement;

                                        (c)      which relates to the treatment
                                  or classification of any item in such
                                  financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause there to be a Default under Sections
                                  6.5 through 6.21; or

                                        (d)      which, in the reasonable
                                  judgment of the Required Lenders, is not acceptable.

                                  1.2.86.      "Indebtedness" means all
                             obligations, contingent or otherwise, which in accordance with GAAP are required to be classified upon the balance sheet of the Company (or other specified Person) as liabilities, but in any event including (without duplication):

                                        (a)      borrowed money;

                                        (b)      indebtedness evidenced by
                                  notes, debentures or similar instruments;

                                        (c)      Capitalized Lease Obligations;

                                        (d)      reimbursement obligations,
                                  whether contingent or matured, with respect to letters of credit, bankers acceptances, surety bonds, other financial guarantees and Interest Rate Protection Agreements (without duplication of other Indebtedness supported or guaranteed thereby);

                                        (e)      unfunded pension liabilities;

                                        (f)      mandatory redemption or
                                  dividend rights on capital stock (or other equity);

                                        (g)      obligations that are
                                  immediately and directly due and payable out of the proceeds of or production from property;

                                        (h)      liabilities secured by any
                                  Lien existing on property owned or acquired by the Company (or such specified Person), whether or not the liability secured thereby shall have been assumed; and

                                        (i)      all Guarantees in respect of
                                  Indebtedness of others.

                                  1.2.87.      "Indemnified Party" is defined
                             in Section 11.2.

                                  1.2.88. "Initial Closing Date" means the first date on or prior to June 27, 1997 on which all the conditions set forth in Section 5.1 have been satisfied.

                                  1.2.89.      "Interest Expense" means, for
                             any period, the aggregate amount of interest, including commitment fees and payments in the nature of interest under Capitalized Leases and Interest Rate Protection Agreements (whether such interest is reflected as an item of expense or capitalized), paid or accrued by any Person in accordance with GAAP.

                                  1.2.90.      "Interest Rate Protection
                             Agreement" means any interest rate swap, interest rate cap, interest rate hedge or other contractual arrangement that converts variable interest rates into fixed interest rates, fixed interest rates into variable interest rates or other similar arrangements.

                                  1.2.91. "Investment" means, with respect to the Borrower (or other specified Person):

                                               (a)      any share of capital
                                  stock, partnership or other equity interest, evidence of Indebtedness or other security issued by any other Person;

                                        (b)      any loan, advance or extension
                                  of credit to, or contribution to the capital of, any other Person;

                                        (c)      any Guarantee of the
                                  Indebtedness of any other Person;

                                        (d)      any acquisition of all or any
                                  part of the business of any other Person or the assets comprising such business or part thereof; and

                                        (e)      any other similar investment.

                                  The investments described in the foregoing
                             clauses (a) through (e) shall be included in the term "Investment" whether they are made or acquired by purchase, exchange, issuance of stock or other securities, merger, reorganization or any other method; provided, however, that the term "Investment" shall not include (i) trade and customer accounts receivable for property leased, goods furnished or services rendered in the ordinary course of business and payable in accordance with customary trade terms, (ii) advances and prepayments to suppliers for property leased, goods furnished and services rendered in the ordinary course of business, (iii) advances to employees for travel expenses, drawing accounts and similar expenditures, (iv) stock or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due to the Company (or such specified Person) or as security for any such Indebtedness or claim or (v) demand deposits in banks or similar financial institutions.

                                  In determining the amount of outstanding
                             Investments:

                                        (A)  the amount of any Investment shall
                                  be the cost thereof minus any returns of capital in cash on such Investment (determined in accordance with GAAP without regard to amounts realized as income on such Investment);

                                        (B)  the amount of any Investment in
                                  respect of a purchase described in clause
                                  (d) above shall include the amount of any Financing Debt assumed in connection with such purchase or secured by any asset acquired in such purchase (whether or not any Financing Debt is assumed) or for which any Person that becomes a Subsidiary is liable on the date on which the securities of such Person are acquired; and

                                        (C)  no Investment shall be increased
                                  as the result of an increase in the
                                  undistributed retained earnings of the Person in which the Investment was made or decreased as a result of an equity interest in the losses of such Person.

                                  1.2.92.      "Legal Requirement" means any
                             present or future requirement imposed upon any of the Lenders or the Company and its Subsidiaries by any law, statute, rule, regulation, directive, order, decree, guideline (or any interpretation thereof by courts or of administrative bodies) of the United States of America, or any jurisdiction in which any Eurodollar Office is located or any state or political subdivision of any of the foregoing, or by any board, governmental or administrative agency, central bank or monetary authority of the United States of America, any jurisdiction in which any Eurodollar Office is located, or any political subdivision of any of the foregoing. Any such requirement imposed on any of the Lenders which such Lender reasonably believes has the force of law shall be deemed to be a Legal Requirement.

                                  1.2.93.      "Lender" means each of the
                             Persons listed as lenders on the signature page hereto, including BankBoston in its capacity as a Lender and such other Persons who may from time to time own an Aggregate Percentage Interest in the Loan, but the term "Lender" shall not include any Credit Participant.

                                  1.2.94.      "Lending Officer" means such
                             individuals whom the Agent may designate by notice to the Company from time to time as an officer who may receive telephone requests for borrowings under Section 2.1.3.

                                  1.2.95.      "Letter of Credit" is defined in
                             Section 2.3.1.

                                  1.2.96.      "Letter of Credit Exposure"
                             means, at any date, the sum of (a) the aggregate face amount of all drafts that may then or thereafter be presented by beneficiaries under all Letters of Credit then outstanding, plus (b) the aggregate face amount of all drafts that the Letter of Credit Issuer has previously accepted under Letters of Credit but has not paid.

                                  1.2.97. "Letter of Credit Issuer" means, for any Letter of Credit, BankBoston or, in the event BankBoston does not for any reason issue a requested Letter of Credit, another Lender with a Percentage Interest in the Revolving Loan willing to issue such Letter of Credit in accordance with
                             Section 2.3 and who is reasonably acceptable to the Agent.

                                  1.2.98.      "Lien" means, with respect to
                             the Company (or any other specified Person):

                                               (a)      any lien, encumbrance,
                                  mortgage, pledge, charge or security interest of any kind upon any property or assets of the Company (or such specified Person), whether now owned or hereafter acquired, or upon the income or profits therefrom;

                                        (b)      the acquisition of, or the
                                  agreement to acquire, any property or asset upon conditional sale or subject to any other title retention agreement, device or arrangement (including a Capitalized Lease);

                                        (c)      the sale, assignment, pledge
                                  or transfer for security of any accounts, general intangibles or chattel paper of the Company (or such specified Person), with or without recourse;

                                        (d)      the transfer of any tangible
                                  property or assets for the purpose of
                                  subjecting such items to the payment of
                                  previously outstanding Indebtedness in
                                  priority to payment of the general creditors of the Company (or such specified Person); and

                                        (e)      the existence for a period of
                                  more than 120 consecutive days of any
                                  Indebtedness against the Company (or such specified Person) which if unpaid would by law or upon a Bankruptcy Default be given any priority over general creditors.

                                  1.2.99. "Loan" means the Revolving Loan and the Term Loan, collectively.

                                  1.2.100.      "Loan Account" is defined in
                             Section 2.1.4.

                                  1.2.101.      "Management Agreements" shall
                             mean the agreements entered into by the Company or any of its Subsidiaries, on the one hand, and a professional association or corporation which employs physicians engaged in a pathology practice, on the other hand, for the long-term management of such physician practice, including
                             (i) the Management Agreement by and between AmeriPath Cincinnati, Inc. and AmeriPath Ohio, Inc. dated September 30, 1996, as amended, (ii) the Management Agreement by and between Beno Michel, M.D., Inc. and AmeriPath, Inc. dated October 15, 1996, (iii) the Management Agreement by and between Clay J. Cockerell, M.D., P.A. and AmeriPath Texas, Inc. dated September 30, 1996, as amended on January 17, 1997 and (iv) any other similar management agreement entered into by the Company or one of its Subsidiaries after the date hereof.

                                  1.2.102.      "Margin Stock" means "margin
                             stock" within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

                                  1.2.103.      "Material Adverse Change"
                             means, since any specified date or from the circumstances existing immediately prior to the happening of any specified event, a material adverse change in (a) the business, assets, financial condition, income or prospects of the Company (on an individual basis) or the Company and its Subsidiaries (on a Consolidated basis), whether as a result of (i) general economic conditions affecting the industry in which the Company and its Subsidiaries are engaged, (ii) difficulties in obtaining supplies and raw materials, (iii) fire, flood or other natural calamities, (iv) environmental pollution, (v) regulatory changes, judicial decisions, war or other governmental action or (vi) any other event or development, whether or not related to those enumerated above or (b) the ability of the Obligors to perform their obligations under the Credit Documents or (c) the rights and remedies of the Agent and the Lenders under the Credit Documents.

                                  1.2.104.      "Material Agreements" is
                             defined in Section 7.2.2.

                                  1.2.105.      "Material Plan" means any Plan
                             or Plans, collectively, as to which (a) the excess of (i) the aggregate Accumulated Benefit Obligations under such Plan or Plans over (ii) the aggregate fair market value of the assets of such Plan or Plans allocable to such benefits, all determined as of the then most recent valuation date or dates for such Plan or Plans, is greater than (b) $500,000.

                                  1.2.106.      "Maximum Amount of Revolving
                             Credit" is defined in Section 2.1.2.

                                  1.2.107.      "Multiemployer Plan" means any
                             Plan that is a "multiemployer plan" as defined in
                             section 4001(a)(3) of ERISA.

                                  1.2.108. "Net Equity Proceeds" means the cash proceeds received by the Company or any of its Subsidiaries in connection with any Equity Transaction (net of related actual out-of-pocket fees and expenses incurred by the Company in the exercise of the reasonable business judgment of its officers).

                                  1.2.109.      "Net Income" means, for any
                             period, the net income (or loss) of any Person, determined in accordance with GAAP; provided, however, that Net Income shall not include:

                                        (a)     all amounts included in
                                  computing such net income (or loss) in
                                  respect of the write-up of any asset or the retirement of any Indebtedness or equity at less than face value after any acquisition;

                                        (b)     extraordinary and nonrecurring
                                  gains;

                                        (c)     any after-tax gains or losses
                                  attributable to returned surplus assets of any Plan.

                                  1.2.110.      "Nonperforming Lender" is
                             defined in Section 12.4.4.

                                  1.2.111.      "Notes" means each of the
                             Revolving Notes and the Term Notes.

                                  1.2.112. "Obligor" means the Company and each Guarantor.

                                  1.2.113.      "OSHA" means the federal
                             Occupational Health and Safety Act.

                                  1.2.114.      "Overdue Reimbursement Rate"
                             means, at any date, the highest Applicable Rate then in effect.

                                  1.2.115.      "Payment Date" means the first
                             Banking Day of each month, commencing with the first such date after the Initial Closing Date.

                                  1.2.116.      "PBGC" means the Pension
                             Benefit Guaranty Corporation or any successor entity.

                                  1.2.117.      "Percentage Interest" means,
                             with respect to the Revolving Loan, the Term Loan or Letter of Credit Exposure, the ratio that the respective Commitments of the Lenders with respect to such portion of the Loan (or Letter of Credit Exposure) bear to the total Commitments in respect of such portion of the Loan (or Letter of Credit Exposure) of all Lenders as from time to time in effect and reflected in the Register.

                                  1.2.118.      "Performing Lender" is defined
                             in Section 12.4.4.

                                  1.2.119.      "Permitted Acquisition" means
                             an Investment by the Borrower permitted under
                             Section 6.9.5.

                                  1.2.120.      "Person" means any present or
                             future natural person or any corporation, association, partnership, joint venture, limited liability, joint stock or other company, business trust, trust, organization, business or government or any governmental agency or political subdivision thereof.

                                  1.2.121.      "Plan" means, at any date, any
                             pension benefit plan subject to Title IV of ERISA maintained, or to which contributions have been made or are required to be made, by any ERISA Group Person within six years prior to such date.

                                  1.2.122.      "Pledged Indebtedness" is
                             defined in Section 10.1.6.

                                  1.2.123.      "Pledged Rights" is defined in
                             Section 10.1.5.

                                  1.2.124.      "Pledged Securities" means the
                             Pledged Stock, the Pledged Rights and the Pledged Indebtedness, collectively.

                                  1.2.125.      "Pledged Stock" is defined in
                             Section 10.1.4.

                                  1.2.126.      "Pro Forma EBITDA" shall mean,
                             for any period, an amount calculated on a pro forma basis taking into account the Permitted Acquisition equal to (a) the historical EBITDA of the Acquired Party and (b) any non-GAAP adjustment to Net Income to the extent that such adjustment is approved by the Required Lenders.

                                  1.2.127.      "Purchase Price" means the
                             amount of the consideration, including, but not limited to, cash or Cash Equivalents, capital stock, assets, debt, including contingent or other promissory notes, and any other form of payment, for any Permitted Acquisition; provided, however, that the amount of any Contingent Note included in this definition of Purchase Price shall be the lesser of (a) the maximum principal amount of such Contingent Note or (b) the principal amount of such Contingent Note that becomes payable by the Borrower at the time that the Borrower attains the level of Pro Forma EBITDA previously determined by the Required Lenders.

                                  1.2.128.      "RCRA" means the federal
                             Resource Conservation and Recovery Act, 42 U.S.C.
                             Section  690, et seq.

                                  1.2.129.      "Register" is defined in
                             Section 13.1.3.

                                  1.2.130. "Replacement Lender" is defined in Section 13.3.

                                  1.2.131. "Required Class Lenders" means, with respect to any approval, consent, modification, waiver or other action to be taken by the Agent or the Lenders under the Credit Documents which requires action by the Required Class Lenders for either Class, such Lenders as own at least a majority of the Percentage Interests in the Revolving Loan or the Term Loan, as the case may be.

                                  1.2.132.      "Required Lenders" means, with
                             respect to any approval, consent, modification, waiver or other action to be taken by the Agent or the Lenders under the Credit Documents which require action by the Required Lenders, such Lenders as own at least a majority of the Aggregate Percentage Interests in the Loan; provided, however, that with respect to any matters referred to in the proviso to Section 12.6.1, Required Lenders means such Lenders as own at least the respective portions of the Aggregate Percentage Interests in the Loan required by such proviso.

                                  1.2.133.      "Revolving Loan" is defined in
                             Section 2.1.4.

                                  1.2.134.      "Revolving Notes" is defined in
                             Section 2.1.4.

                                  1.2.135.      "Securities Act" means the
                             federal Securities Act of 1933.

                                  1.2.136.      "Sellers" means the Person or
                             Persons selling or otherwise transferring the capital stock, partnership or other equity interest or assets of the Acquired Party to the Borrower pursuant to a Permitted Acquisition.

                                  1.2.137.      "Subordinated Indebtedness"
                             means Indebtedness of the Borrower which is subordinated to the Credit Obligations pursuant to a Subordination Agreement or on terms approved by the Required Lenders in writing.

                                  1.2.138. "Subordination Agreement" shall be an agreement in form and substance substantially similar to Exhibit 5.1.4.

                                  1.2.139.      "Subsidiary" means any Person
                             of which the Company (or other specified Person) shall at the time, directly or indirectly through one or more of its Subsidiaries, or through a trust or similar entity controlled by the Company (or other specified Person) or a Subsidiary, (a) own at least 50% of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally, (b) hold at least 50% of the partnership, joint venture or similar interests or
                             (c) be a general partner or joint venturer.

                                  1.2.140.      "Summit Partners" means
                             collectively, Summit Ventures III, L.P., Summit Investors II, L.P. and Summit Subordinated Debt Fund, L.P.

                                  1.2.141.      "Tax" means any present or
                             future tax, levy, duty, impost, deduction, withholding or other charges of whatever nature at any time required by any Legal Requirement (a) to be paid by any Lender or (b) to be withheld or deducted from any payment otherwise required hereby to be made to any Lender, in each case on or with respect to its obligations hereunder, the Loan, any payment in respect of the Credit Obligations or any Funding Liability not included in the foregoing; provided, however, that the term "Tax" shall not include taxes imposed upon or measured by the net income of such Lender (other than withholding taxes) or franchise taxes.

                                  1.2.142.      "Term Loan" is defined in
                             Section 2.2.1.

                                  1.2.143.      "Term Note" is defined in
                             Section 2.2.2.

                                  1.2.144.      "UCC" means the Uniform
                             Commercial Code as in effect in Massachusetts on the date hereof; provided, however, that with respect to the perfection of the Agent's Lien in the Credit Security and the effect of nonperfection thereof, the term "UCC" means the Uniform Commercial Code as in effect in any jurisdiction the laws of which are made applicable by Section 9-103 of the Uniform Commercial Code as in effect in Massachusetts.

                                  1.2.145.      "Uniform Customs and Practice"
                             is defined in Section 2.3.7.

                                  1.2.146.      "United States Funds" means
                             such coin or currency of the United States of America as at the time shall be legal tender therein for the payment of public and private debts.

                                  1.2.147. "Wholly Owned Subsidiary" means any Subsidiary of which all of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally (other than directors' qualifying shares) is owned by the Company (or other specified Person) directly, or indirectly through one or more Wholly Owned Subsidiaries.

                                  1.2.148.      "8% Senior Subordinated Notes"
                             is defined in Section 6.10.5.

                                  1.2.149. "10% Junior Subordinated Notes" is defined in Section 6.10.5.

                       2.    The Credits.

                             2.1. Revolving Credit.

                                  2.1.1.      Revolving Loan.  Subject to all
                             the terms and conditions of this Agreement and so long as no Default then exists, from time to time on and after the Initial Closing Date and prior to the Final Maturity Date the Lenders will, severally in accordance with their respective Percentage Interests in the Revolving Loan, make loans to the Borrower in such amounts as may be requested by the Borrower in accordance with
                             Section 2.1.3. The sum of the aggregate principal amount of loans made under this Section 2.1.1 at any one time outstanding plus the Letter of Credit Exposure shall in no event exceed the Maximum Amount of Revolving Credit and the sum of the aggregate principal amount of loans made to and the face amount of Letters of Credit issued on behalf of the Borrower for the purposes of working capital shall in no event exceed the Borrowing Base. In no event will the principal amount of loans at any one time outstanding made by any Lender pursuant to this Section 2.1 exceed such Lender's Commitment.

                                  2.1.2.      Maximum Amount of Revolving
                             Credit. The term "Maximum Amount of Revolving Credit" means, on any date, the lesser of (a) $85,000,000 or (b) the amount (in an integral multiple of $1,000,000) to which the then applicable amount shall have been irrevocably reduced from time to time by notice from the Company to the Agent.

                                  2.1.3. Borrowing Requests. The Borrower may from time to time request a loan under Section
                             2.1.1 by providing to the Agent a notice (which may be given by a telephone call received by a Lending Officer if promptly confirmed in writing). Such notice must be not later than noon (Boston time) on the first Banking Day (third

                             Banking Day if any portion of such loan will be subject to a Eurodollar Pricing Option on the requested Closing Date) prior to the requested Closing Date for such loan. If such notice requested that a loan, or any portion thereof, be made subject to a Eurodollar Pricing Option, and the Agent shall have notified the Borrower pursuant to Section 3.2.2 that such election did not become effective, the notice shall be deemed to have been made for a loan at the Base Rate.
                             The notice must specify (a) the amount of the requested loan (which shall be not less than $100,000 and an integral multiple of $50,000), (b) the requested Closing Date therefor (which shall be a Banking Day) and (c) the portion of the requested loan that is to be used for working capital. Upon receipt of such notice, the Agent will promptly inform each other Lender with Percentage Interests in the Revolving Loan (by telephone or otherwise). Each such loan will be made at the Boston Office by depositing the amount thereof to the general account of the Borrower with the Agent. In connection with each such loan, the Borrower shall furnish to the Agent a certificate in substantially the form of Exhibit 5.3.1.

                                  2.1.4.      Loan Account; Notes.  The Agent
                             will establish on its books a loan account for the Borrower (the "Loan Account") which the Agent shall administer as follows: (a) the Agent shall add to the Loan Account, and the Loan Account shall evidence, the principal amount of all loans from time to time made by the Lenders to the Borrower pursuant to Section 2.1.1 and (b) the Agent shall reduce the Loan Account by the amount of all payments made on account of the Indebtedness evidenced by the Loan Account. The aggregate principal amount of the Indebtedness evidenced by the Loan Account is referred to as the "Revolving Loan". The Revolving Loan shall be deemed owed to each Lender severally in accordance with such Lender's Percentage Interest in the Revolving Loan, and all payments credited to the Loan Account shall be for the account of each Lender in accordance with its Percentage Interest in the Revolving Loan. The Borrower's obligations to pay each Lender's Percentage Interest in the Revolving Loan shall be evidenced by a separate note of such Borrower in substantially the form of
                             Exhibit 2.1.4 (the "Revolving Notes"), payable to each Lender in maximum principal amount equal to such Lender's Percentage Interest in the Revolving Loan.

                             2.2  Term Credit.

                                  2.2.1.      Term Loan.  Subject to all the
                             terms and conditions hereof and so long as no Default exists, on the Initial Closing Date the Lenders will, severally in accordance with their respective Percentage Interests in the Term Loan, lend to the Company as a term loan $65,000,000. The aggregate principal amount of the loans made pursuant to this Section 2.2.1 at any one time outstanding are referred to collectively as the "Term Loan".

                                  2.2.2.      Term Notes.  The portion of Term
                             Loan advanced under Section 2.2.1 shall be made at the Boston Office by crediting the amount of such loan to the general account of the Borrower with BankBoston against delivery to the Agent of the separate term notes of the Company (the "Term Notes") payable to the respective Lenders. The Term Notes issued to each Lender shall be in an aggregate principal amount equal to such Lender's Percentage Interest in the Term Loan advanced under Section 2.2.1 and shall be in substantially the form of Exhibit 2.2.2.

                             2.3. Letters of Credit.

                                  2.3.1.      Issuance of Letters of Credit.
                             Subject to all the terms and conditions of this Agreement and so long as no Default then exists, from time to time on and after the Initial Closing Date and prior to the Final Maturity Date, the Letter of Credit Issuer will issue for the account of the Borrower one or more irrevocable documentary or standby letters of credit (the "Letters of Credit"). Letter of Credit Exposure plus the Revolving Loan shall in no event exceed the Maximum Amount of Revolving Credit. Letter of Credit Exposure shall in no event exceed $2,000,000.

                                  2.3.2.      Requests for Letters of Credit.
                             The Borrower may from time to time request a Letter of Credit to be issued by providing to the Letter of Credit Issuer (and the Agent if the Letter of Credit Issuer is not the Agent) a notice which is actually received not less than five Banking Days prior to the requested Closing Date for such Letter of Credit specifying (a) the amount of the requested Letter of Credit, (b) the beneficiary thereof, (c) the requested Closing Date and (d) the principal terms of the text for such Letter of Credit. Each Letter of Credit will be issued by forwarding it to the Borrower or to such other Person as directed in writing by the Borrower. In connection with the issuance of any Letter of Credit, the Borrower shall furnish to the Letter of Credit Issuer (and the Agent if the Letter of Credit Issuer is not the Agent) a certificate in substantially the form of Exhibit
                             5.3.1 and any customary application forms required by the Letter of Credit Issuer.

                                  2.3.3. Form and Expiration of Letters of Credit. Each Letter of Credit issued under this
                             Section 2.3 and each draft accepted or paid under such a Letter of Credit shall be issued, accepted or paid, as the case may be, by the Letter of Credit Issuer at its principal office. No Letter of Credit shall provide for the payment of drafts drawn thereunder, and no draft shall be payable, at a date which is later than the earlier of (a) the date 12 months after the date of issuance of such Letter of Credit or (b) the Final Maturity Date. Each Letter of Credit and each draft accepted under a Letter of Credit shall be in such form and minimum amount, and shall contain such terms, as the Letter of Credit Issuer and the Borrower may agree upon at the time such Letter of Credit is issued, including a requirement of not less than three Banking Days after presentation of a draft before payment must be made thereunder.

                                  2.3.4. Lenders' Participation in Letters of Credit. Upon the issuance of any Letter of Credit, a participation therein, in an amount equal to each Lender's Percentage Interest in the Revolving Loan, shall automatically be deemed granted by the Letter of Credit Issuer to each Lender with a Percentage Interest in the Revolving Loan on the date of such issuance and the Lenders shall automatically be obligated, as set forth in
                             Section 12.4, to reimburse the Letter of Credit Issuer to the extent of their respective Percentage Interests in the Revolving Loan for all obligations incurred by the Letter of Credit Issuer to third parties in respect of such Letter of Credit not reimbursed by the Company. The Letter of Credit Issuer will send to each Lender with a Percentage Interest in the Revolving Loan (and the Agent if the Letter of Credit Issuer is not the Agent) a confirmation regarding the participations in Letters of Credit outstanding during such month.

                                  2.3.5.      Presentation.  The Letter of
                             Credit Issuer may accept or pay any draft presented to it, regardless of when drawn and whether or not negotiated, if such draft, the other required documents and any transmittal advice are presented to the Letter of Credit Issuer and dated on or before the expiration date of the Letter of Credit under which such draft is drawn. Except insofar as instructions actually received may be given by the Borrower in writing expressly to the contrary with regard to, and prior to, the Letter of Credit Issuer's issuance of any Letter of Credit for the account of the Borrower and such contrary instructions are reflected in such Letter of Credit, the Letter of Credit Issuer may honor as complying with the terms of the Letter of Credit and with this Agreement any drafts or other documents otherwise in order signed or issued by an administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for benefit of creditors, liquidator, receiver or other legal representative of the party authorized under such Letter of Credit to draw or issue such drafts or other documents.

                                  2.3.6.      Payment of Drafts.  At such time
                             as a Letter of Credit Issuer makes any payment on a draft presented or accepted under a Letter of Credit, the Borrower will on demand pay to such Letter of Credit Issuer in immediately available funds the amount of such payment. Unless the Borrower shall otherwise pay to the Letter of Credit Issuer the amount required by the foregoing sentence, such amount shall be considered a loan under Section 2.1.1 to the Borrower and part of the Revolving Loan.

                                  2.3.7.      Uniform Customs and Practice.
                             The Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce and adhered to by the Letter of Credit Issuer (the "Uniform Customs and Practice"), shall be binding on the Company and the Letter of Credit Issuer except to the extent otherwise provided herein, in any Letter of Credit or in any other Credit Document. Anything in the Uniform Customs and Practice to the contrary notwithstanding:

                                  (a)      Neither the Borrower nor any
                             beneficiary of any Letter of Credit shall be deemed an agent of any Letter of Credit Issuer.

                                  (b)      With respect to each Letter of
                             Credit, neither the Letter of Credit Issuer nor its correspondents shall be responsible for or shall have any duty to ascertain:

                                        (i)       the genuineness of any
                                  signature;

                                        (ii)      the validity, form,
                                  sufficiency, accuracy, genuineness or legal effect of any endorsements;

                                        (iii)     delay in giving, or failure
                                  to give, notice of arrival, notice of
                                  refusal of documents or of discrepancies in respect of which any Letter of Credit Issuer refuses the documents or any other notice, demand or protest;

                                        (iv)      the performance by any
                                  beneficiary under any Letter of Credit of such beneficiary's obligations to the Borrower;

                                        (v)       inaccuracy in any notice
                                  received by the Letter of Credit Issuer; or

                                        (vi)      the validity, form,
                                  sufficiency, accuracy, genuineness or
                                  legal effect of any instrument, draft,
                                  certificate or other document required by such Letter of Credit to be presented before payment of a draft, or the office held by or the authority of any Person signing any of the same.

                                  (c)  The occurrence of any of the events
                             referred to in the Uniform Customs and Practice or in the preceding clauses of this Section 2.3.7 shall not affect or prevent the vesting of any of the Letter of Credit Issuer's rights or powers hereunder or the Borrower's obligation to make reimbursement of amounts paid under any Letter of Credit or any draft accepted thereunder.

                                  (d)  The Borrower will promptly examine (i)
                             each Letter of Credit (and any amendments thereof) sent to it by the Letter of Credit Issuer and (ii) all instruments and documents delivered to it from time to time by the Letter of Credit Issuer. The Borrower will notify the Letter of Credit Issuer of any claim of noncompliance by notice actually received within three Banking Days after receipt of any of the foregoing documents, the Borrower being conclusively deemed to have waived any such claim against such Letter of Credit Issuer and its correspondents unless such notice is given. The Letter of Credit Issuer shall have no obligation or responsibility to send any such Letter of Credit or any such instrument or document to the Borrower.

                                  (e) In the event of any conflict between the provisions of this Agreement and the Uniform Customs and Practice, the provisions of this Agreement shall govern.

                                  2.3.8. Subrogation. Upon any payment by a Letter of Credit Issuer under any Letter of Credit and until the reimbursement of such Letter of Credit Issuer by the Borrower with respect to such payment, the Letter of Credit Issuer shall be entitled to be subrogated to, and to acquire and retain, the rights which the Person to whom such payment is made may have against the Borrower, all for the benefit of the Lenders.

                                  2.3.9.      Modification, Consent, etc.  If
                             the Borrower requests or consents in writing to any modification or extension of any Letter of Credit, or waives any failure of any draft, certificate or other document to comply with the terms of such Letter of Credit, and if the Letter of Credit Issuer consents thereto, the Letter of Credit Issuer shall be entitled to rely on such request, consent or waiver. This Agreement shall be binding upon the Borrower with respect to such Letter of Credit as so modified or extended, and with respect to any action taken or omitted by such Letter of Credit Issuer pursuant to any such request, consent or waiver.

                             2.4. Application of Proceeds.

                                  2.4.1.      Revolving Loan.  Subject to
                             Section 2.4.4, the Borrower will apply the proceeds of the Revolving Loan (a) to fund Permitted Acquisitions, and (b) for working capital to the extent of the Borrowing Base.

                                  2.4.2.      Term Loan. Subject to Section
                             2.4.4, the Borrower will apply the proceeds of the Term Loan to the prepayment of the Revolving Loan.

                                  2.4.3.      Letters of Credit.  Letters of
                             Credit shall be issued only for such lawful corporate purposes as the Borrower has requested in writing and to which the Letter of Credit Issuer agrees.

                                  2.4.4.      Specifically Prohibited
                             Applications. The Borrower will not, directly or indirectly, apply any part of the proceeds of any extension of credit made pursuant to the Credit Documents to purchase or to carry Margin Stock or to any transaction prohibited by the Foreign Trade Regulations, by other Legal Requirements applicable to the Lenders or by the Credit Documents.

                             2.5. Nature of Obligations of Lenders to Make
                        Extensions of Credit. The Lenders' obligations to extend credit under this Agreement are several and are not joint or joint and several. If on any Closing Date any Lender shall fail to perform its obligations under this Agreement, the aggregate amount of Commitments to make the extensions of credit under this Agreement shall be reduced by the amount of unborrowed Commitment of the Lender so failing to perform and the Percentage Interests in the portion of the Loan to which such

                        Commitment relates shall be appropriately adjusted. Lenders in the Class to which such Commitment relates that have not failed to perform their obligations to make the extensions of credit contemplated by Section 2 may, if any such Lender so desires, assume, in such proportions as the Required Class Lenders of such Class may agree, the obligations of any Lender who has so failed and the Percentage Interests in the portion of the Loan to which such obligations relate shall be appropriately adjusted.
                        The provisions of this Section 2.5 shall not affect the rights of the Borrower against any Lender failing to perform its obligations hereunder.

                        3.   Interest; Eurodollar Pricing Options; Fees.

                             3.1.      Interest.  The  Loan shall accrue and

                                bear interest at a rate per annum which shall
                        at all times equal the Applicable Rate. Prior to any stated or accelerated maturity of any portion of the Loan, the Borrower will, on each Payment Date, pay the accrued and unpaid interest on the portions of the Loan which were not subject to a Eurodollar Pricing Option. On the last day of each Eurodollar Interest Period or on any earlier termination of any Eurodollar Pricing Option, the Borrower will pay the accrued and unpaid interest on the portions of the Loan which were subject to the Eurodollar Pricing Option which expired or terminated on such date. In the case of any Eurodollar Interest Period longer than three months, the Borrower will also pay the accrued and unpaid interest on the portion of the Loan subject to the Eurodollar Pricing Option having such Eurodollar Interest Period at three-month intervals, the first such payment to be made on the last Banking Day of the three-month period which begins on the first day of such Eurodollar Interest Period. On the stated or any accelerated maturity of the Loan, the Borrower will pay all accrued and unpaid interest on the portion of the Loan evidenced by its Loan Account, including any accrued and unpaid interest on any portion of such Loan which is subject to a Eurodollar Pricing Option. Upon the occurrence and during the continuance of an Event of Default, the Lenders may require accrued interest to be payable on demand or at regular intervals more frequent than each Payment Date. All payments of interest hereunder for each portion of the Loan shall be made to the Agent for the account of each Lender in accordance with such Lender's Percentage Interest in such portion of the Loan.

                             3.2. Eurodollar Pricing Options.

                                  3.2.1.      Election of Eurodollar
                             Pricing Options. Subject to all of the terms and conditions hereof and so long as no Default exists, the Borrower may from time to time, by irrevocable notice to the Agent actually received not less than three Banking Days prior to the commencement of the Eurodollar Interest Period selected in such notice, elect to have such portion of the Loan as the Borrower may specify in such notice accrue and bear interest during the Eurodollar Interest Period so selected at the Applicable Rate computed on the basis of the Eurodollar Rate. No such election shall become effective:

                                  (a) if, prior to the commencement of any such Eurodollar Interest Period, the Agent determines that (i) the electing or granting of the Eurodollar Pricing Option in question would violate a Legal Requirement, (ii) Eurodollar deposits in an amount comparable to the principal amount of the Loan as to which such Eurodollar Pricing Option has been elected and which have a term corresponding to the proposed Eurodollar Interest Period are not readily available in the inter-bank Eurodollar market, or (iii) by reason of circumstances affecting the inter-bank Eurodollar market, adequate and reasonable methods do not exist for ascertaining the interest rate applicable to such deposits for the proposed Eurodollar Interest Period; or

                                  (b) if any Lender shall have advised the Agent by telephone or otherwise at or prior to noon (Boston time) on the second Banking Day prior to the commencement of such proposed Eurodollar Interest Period (and shall have subsequently confirmed in writing) that, after reasonable efforts to determine the availability of such Eurodollar deposits, such Lender reasonably anticipates that Eurodollar deposits in an amount equal to the Percentage Interest of such Lender in the portion of the Loan as to which such Eurodollar Pricing Option has been elected and which have a term corresponding to the Eurodollar Interest Period in question will not be offered in the Eurodollar market to such Lender at a rate of interest that does not exceed the anticipated Eurodollar Basic Rate.

                                  3.2.2.      Notice to Lenders and the
                             Borrower. The Agent will promptly inform each Lender (by telephone or otherwise) of each notice received by it from the Borrower pursuant to
                             Section 3.2.1 and of the Eurodollar Interest
                             Period specified in such notice.  Upon
                             determination by the Agent of the Eurodollar Rate for such Eurodollar Interest Period or in the event such election shall not become effective, the Agent will promptly notify the Borrower and each Lender (by telephone or otherwise) of the Eurodollar Rate so determined or why such election did not become effective, as the case may be.

                                  3.2.3.      Selection of Eurodollar Interest
                             Periods. Eurodollar Interest Periods shall be selected so that:

                                  (a)      the minimum portion of the Loan
                             subject to any Eurodollar Pricing Option shall be $500,000 and an integral multiple of $100,000;

                                  (b)      no more than 6 Eurodollar Pricing
                             Options shall be outstanding at any one time;

                                  (c)      a portion of the Term Loan at least
                             equal to the amount of the next mandatory fixed prepayment required by Section 4.2 shall not be subject to a Eurodollar Pricing Option on the date such mandatory prepayment is required to be made; and

                                  (d)      no Eurodollar Interest Period with
                             respect to any part of the Loan subject to a Eurodollar Pricing Option shall expire later than the Final Maturity Date.

                                  3.2.4.      Additional Interest.  If any
                             portion of the Loan subject to a Eurodollar
                             Pricing Option is repaid, or any Eurodollar
                             Pricing Option is terminated for any reason
                             (including acceleration of maturity), on a date which is prior to the last Banking Day of the Eurodollar Interest Period applicable to such Eurodollar Pricing Option, the Borrower will pay to the Agent for the account of each Lender in accordance with such Lender's Percentage Interest in such portion of the Loan, in addition to any amounts of interest otherwise payable hereunder, an amount equal to the present value (calculated in accordance with this Section 3.2.4) of interest for the unexpired portion of such Eurodollar Interest Period on the portion of the Loan so repaid, or as to which a Eurodollar Pricing Option was so terminated, at a per annum rate equal to the excess, if any, of (a) the rate applicable to such Eurodollar Pricing Option minus (b) the lowest rate of interest obtainable by the Agent upon the purchase of debt securities customarily issued by the Treasury of the United States of America which have a maturity date approximating the last Banking Day of such Eurodollar Interest Period. The present value of such additional interest shall be calculated by discounting the amount of such interest for each day in the unexpired portion of such Eurodollar Interest Period from such day to the date of such repayment or termination at a per annum interest rate equal to the interest rate determined pursuant to clause
                             (b) of the preceding sentence, and by adding all such amounts for all such days during such period. The determination by the Agent of such amount of interest shall, in the absence of manifest error, be conclusive. For purposes of this Section 3.2.4, if any portion of the Loan which was to have been subject to a Eurodollar Pricing Option is not outstanding on the first day of the Eurodollar Interest Period applicable to such Eurodollar Pricing Option other than for reasons described in Section 3.2.1, the Borrower shall be deemed to have terminated such Eurodollar Pricing Option.

                                  3.2.5.      Violation of Legal Requirements.
                             If any Legal Requirement shall prevent any Lender from funding or maintaining through the purchase of deposits in the interbank Eurodollar market any portion of the Loan subject to a Eurodollar Pricing Option or otherwise from giving effect to such Lender's obligations as contemplated by
                             Section 3.2, (a) the Agent may by notice to the Borrower terminate all of the affected Eurodollar Pricing Options, (b) the portion of the Loan subject to such terminated Eurodollar Pricing Options shall immediately bear interest thereafter at the Applicable Rate computed on the basis of the Base Rate and (c) the Borrower shall make any payment required by Section 3.2.4.

                                  3.2.6.      Funding Procedure.  The Lenders
                             may fund any portion of the Loan subject to a Eurodollar Pricing Option out of any funds available to the Lenders. Regardless of the source of the funds actually used by any of the Lenders to fund any portion of the Loan subject to a Eurodollar Pricing Option, however, all amounts payable hereunder, including the interest rate applicable to any such portion of the Loan and the amounts payable under Sections 3.2.4, 3.5, 3.6, 3.7 and 3.8, shall be computed as if each Lender had actually funded such Lender's Percentage Interest in such portion of the Loan through the purchase of deposits in such amount of the type by which the Eurodollar Basic Rate was determined with a maturity the same as the applicable Eurodollar Interest Period relating thereto and through the transfer of such deposits from an office of the Lender having the same location as the applicable Eurodollar Office to one of such Lender's offices in the United States of America.

                   3.3. Commitment Fees. In consideration of the Lenders' commitments to make the extensions of credit provided for in Section 2.1, while such commitments are outstanding, the Borrower will pay to the Agent for the account of the Lenders in accordance with the Lenders' respective Percentage Interests in the Revolving Loan, on the first Banking Day of each fiscal quarter, an amount equal to interest computed at the rate per annum shown in Exhibit 1 that corresponds to the current ratio of Consolidated Total Debt to Consolidated Adjusted EBITDA for the most recently completed period of four consecutive fiscal quarters on the amount by which (a) the average daily Maximum Amount of Revolving Credit during the three-month period or portion thereof ending on such Payment Date exceeded (b) the sum of (i) the average daily Revolving Loan during such period or portion thereof plus (ii) the average daily Letter of Credit Exposure during such period or portion thereof; provided, however, that the first such payment shall be for the period beginning on the Initial Closing Date and ending on the first Payment Date.

                   3.4. Letter of Credit Fees. The Borrower will pay to the Agent for the account of each of the Lenders, in accordance with the Lenders' respective Percentage Interests in the Revolving Loan, on the date any Letter of Credit is issued by the Letter of Credit Issuer, a Letter of Credit fee equal to interest at the rate of 1.50% per annum on the face amount of such Letter of Credit for the term of such Letter of Credit. The Company will pay to the Letter of Credit Issuer customary service charges and expenses for its services in connection with the Letters of Credit at the times and in the amounts from time to time in effect in accordance with its general rate structure, including fees and expenses relating to issuance, amendment, negotiation, cancellation and similar operations.

                   3.5. Reserve Requirements, etc. If any Legal Requirement shall (a) impose, modify, increase or deem applicable any insurance assessment, reserve, special deposit or similar requirement against any Funding Liability or the Letters of Credit, (b) impose, modify, increase or deem applicable any other requirement or condition with respect to any Funding Liability or the Letters of Credit, or (c) change the basis of taxation of Funding Liabilities or payments in respect of any Letter of Credit (other than changes in the rate of taxes measured by the overall net income of such Lender) and the effect of any of the foregoing shall be to increase the cost to any Lender of issuing, making, funding or maintaining its respective Percentage Interest in any portion of the Loan subject to a Eurodollar Pricing Option or any

Letter of Credit, to reduce the amounts received or receivable by such Lender under this Agreement or to require such Lender to make any payment or forego any amounts otherwise payable to such Lender under this Agreement, then, the Lender shall, promptly after it has made such determination, give notice thereof to the Company. Promptly after the receipt by the Company of any such notice, the Company and the Lender shall attempt to negotiate in good faith an adjustment to the amount payable by the Borrower to the Lender under this
Section 3.5, which amount shall be sufficient to compensate the Lender for such increased cost or reduced return. If the Company and the Lender are unable to agree to such adjustment within thirty days of the date upon which the Company receives such notice, then the Borrower will, on demand by the Lender, pay to the Lender such additional amount as shall be sufficient, in the Lender's reasonable determination, to compensate the Lender for such increased cost or such reduced return, together with interest at the Overdue Reimbursement Rate from the 30th day after receipt of such certificate until payment in full thereof; provided, however, that the foregoing provisions shall not apply to any Tax or to any reserves which are included in computing the Eurodollar Reserve Rate. The determination by such Lender of the amount of such costs shall, in the absence of manifest error, be conclusive. The Borrower shall be entitled to replace any such Lender in accordance with Section 13.3.

                   3.6. Taxes. All payments of the Credit Obligations shall be made without set-off or counterclaim and free and clear of any deductions, including deductions for Taxes, unless the Borrower is required by law to make such deductions. If (a) any Lender shall be subject to any Tax with respect to any payment of the Credit Obligations or its obligations hereunder or (b) the Borrower shall be required to withhold or deduct any Tax on any payment on the Credit Obligations, then, the Lender shall, promptly give notice of its claim for compensation under this Section 3.6 to the Company. Promptly after the receipt by the Company of any such notice, the Company and the Lender shall attempt to negotiate in good faith an adjustment to the amount payable by the Borrower to the Lender under this Section 3.6, which amount shall be sufficient to compensate the Lender for the amount of the Tax so imposed or the full amount of all payments which would have been received on the Credit Obligations in the absence of such Tax. If the Company and the Lender are unable to agree to such adjustment within thirty days of the date upon which the Company receives such notice, then the Borrower will, on demand by the Lender, pay to the Lender such additional amount as shall be sufficient, in the Lender's reasonable determination, to enable such Lender to receive the amount of Tax so imposed on the Lender's obligations hereunder or the full amount of all payments which it would have received on the Credit Obligations (including amounts required to be paid under Sections 3.5, 3.7, 3.8 and this Section 3.6) in the absence of such Tax, as the case may be, together with interest at the Overdue Reimbursement Rate on such amount from the 30th day after receipt of such certificate until payment in full thereof. Whenever Taxes must be withheld by the Borrower with respect to any payments of the Credit Obligations, the Borrower shall promptly furnish to the Agent for the account of the applicable Lender official receipts (to the extent that the relevant governmental authority delivers such receipts) evidencing payment of any such Taxes so withheld. If the Borrower fails to pay any such Taxes when due or fails to remit to the Agent for the account of the applicable Lender the required receipts evidencing payment of any such Taxes so withheld or deducted, the Borrower shall indemnify the affected Lender for any incremental Taxes and interest or penalties that may become payable by such Lender as a result of any such failure. The determination by such Lender of the amount of such Tax and the basis therefor shall, in the absence of manifest error, be conclusive. The Borrower shall be entitled to replace any such Lender in accordance with
Section 13.3.

                   3.7. Capital Adequacy. If any Lender shall determine that compliance by such Lender with any Legal Requirement regarding capital adequacy of banks or bank holding companies has or would have the effect of reducing the rate of return on the capital of such Lender and its Affiliates as a consequence of such Lender's commitment to make the extensions of credit contemplated hereby, or such Lender's maintenance of the extensions of credit contemplated hereby, to a level below that which such Lender could have achieved but for such compliance (taking into consideration the policies of such Lender and its Affiliates with respect to capital adequacy immediately before such compliance and assuming that the capital of such Lender and its Affiliates was fully utilized prior to such compliance) by an amount deemed by such Lender to be material, then, the Lender shall, promptly after it has made such determination, give notice thereof to the Company. Promptly after the receipt by the Company of any such notice, the Company and the Lender shall attempt to negotiate in good faith an adjustment to the amount payable by the Borrower to the Lender under this Section 3.7, which amount shall be sufficient to compensate the Lender for such reduced return. If the Company and the Lender are unable to agree to such adjustment within thirty days of the date upon which the Company receives such notice, then the Borrower will, on demand by the Lender, pay to the Lender such additional amount as shall be sufficient, in the Lender's reasonable determination, to compensate the Lender for such reduced return, together with interest at the Overdue Reimbursement Rate from the 30th day until payment in full thereof. The determination by such Lender of the amount to be paid to it and the basis for computation thereof shall, in the absence of manifest error, be conclusive. In determining such amount, such Lender may use any reasonable averaging, allocation and attribution methods. The Borrower shall be entitled to replace any such Lender in accordance with
Section 13.3.

                   3.8. Regulatory Changes. If any Lender shall determine that (a) any change in any Legal Requirement (including any new Legal Requirement) after the date hereof shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Lender with respect to the Loan or the Letters of Credit or the return to be earned by such Lender on the Loan or the Letters of Credit, (ii) impose a cost on such Lender or any Affiliate of such Lender that is attributable to the making or maintaining of, or such Lender's commitment to make, its portion of the Loan or the Letters of Credit, or (iii) require such Lender or any Affiliate of such Lender to make any payment on, or calculated by reference to, the gross amount of any amount received by such Lender under any Credit Document, and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the Applicable Rate or the Letter of Credit fees, then, the Lender shall, promptly after it has made such determination, give notice thereof to the Company. Promptly after the receipt by the

Company of any such notice, the Company and the Lender shall attempt to negotiate in good faith an adjustment to the amount payable by the Borrower to the Lender under this Section 3.8, which amount, together with any adjustment in the Applicable Rate, shall be sufficient to fully compensate the Lender for such reduction, increased cost or payment taking into account any compensation for such reduction, increased cost or payment received by the Lender pursuant to the provisions of Section 3.5, 3.6 or 3.7 hereof. If the Company and the Lender are unable to agree to such adjustment within thirty days of the date upon which the Company receives such notice, then the Borrower will, on demand by the Lender, pay to the Lender such additional amount, together with any adjustment in the Applicable Rate, as shall be sufficient to fully compensate the Lender for such reduction, increased cost or payment, together with interest on such amount from the 30th day after receipt of such certificate until payment in full thereof at the Overdue Reimbursement Rate. The determination by such Lender of the amount to be paid to it and the basis for computation thereof hereunder shall, in the absence of manifest error, be conclusive. In determining such amount, such Lender may use any reasonable averaging and attribution methods. The Borrower shall be entitled to replace any such Lender in accordance with Section 13.3.

                   3.9. Computations of Interest and Fees. For purposes of this Agreement, interest, commitment fees and Letter of Credit fees (and any other amount expressed as interest or such fees) shall be computed on the basis of a 360-day year for actual days elapsed. If any payment required by this Agreement becomes due on any day that is not a Banking Day, such payment shall, except as otherwise provided in the Eurodollar Interest Period, be made on the next succeeding Banking Day. If the due date for any payment of principal is extended as a result of the immediately preceding sentence, interest shall be payable for the time during which payment is extended at the Applicable Rate.

4.                 Payment.

                   4.1. Payment at Maturity. On the Final Maturity Date or any accelerated maturity of the Loan, the Borrower will pay to the Agent for the account of the Lenders an amount equal to the portion of the Loan then due, together with all accrued and unpaid interest thereon and all other Credit Obligations then outstanding.

                   4.2. Fixed Prepayments of Term Loan. On the first Banking Day of each July, the Borrower will pay to the Agent, for the account of the Lenders, $650,000 of the principal amount of the Term Loan, together with accrued interest on such amount prepaid; provided, however, that the Borrower shall not be required to make such a prepayment in July 1997.

                   4.3.           Contingent Required Prepayments.

                                  4.3.1.      Excess Credit Exposure.  If at
                             any time the Revolving Loan exceeds the limits set forth in Section 2.1, the Borrower shall within three Banking Days pay the amount of such excess to the Agent for the account of the Lenders.

                                  4.3.2. Letter of Credit Exposure. If at any time the Letter of Credit Exposure exceeds the limits set forth in Section 2.3, the Borrower shall within three Banking Days pay the amount of such excess to the Agent for the account of the Lenders to be applied as provided in Section 4.6.

                                  4.3.3.      Net Equity Proceeds.  Within
                             three Banking Days after the receipt of Net Equity Proceeds, the Borrower shall pay to the Agent as a prepayment of the Loan, to be applied as provided in Section 4.6.2, the lesser of

                                  (a)      the sum of (i) the amount of such
                             Net Equity Proceeds minus (ii) the amount of all Distributions permitted by Section 6.10.5 and made from such Net Equity Proceeds minus (iii) the amount of all accrued and unpaid dividends on the 3,088,113 shares of convertible preferred stock of the Company issued on or prior to the date hereof (on the terms of such stock on the date hereof), or

                                  (b)      the amount of the Loan.
                             The Company shall give the Agent at least five Banking Days' prior notice of its intention to prepay the Loans, or any portion thereof, under this Section 4.3.3.

                   4.4. Voluntary Prepayments. In addition to the prepayments required by Sections 4.2 and 4.3, the Borrower may from time to time prepay all or any portion of the Loan (in a minimum amount of $100,000 and an integral multiple of $100,000), without premium or penalty of any type (except as provided in Section 3.2.4 with respect to the early termination of Eurodollar Pricing Options). The Borrower shall give the Agent at least one Banking Day prior notice of its intention to prepay, specifying the date of payment, the total amount of the Loan to be paid on such date, whether the Revolving Loan or the Term Loan will be paid, and the amount of interest to be paid with such prepayment.

                   4.5. Letters of Credit. If on the stated or any accelerated maturity of the Credit Obligations the Lenders shall be obligated in respect of a Letter of Credit or a draft accepted under a Letter of Credit, the Borrower will either:

                                  (a) prepay such obligation by depositing with the Agent an amount of cash, or

                                  (b)      deliver to the Agent a standby
                             letter of credit (designating the Agent as beneficiary and issued by a bank and on terms reasonably acceptable to the Agent),

in each case in an amount equal to the portion of the then Letter of Credit Exposure issued for the account of the Borrower. Any such cash so deposited and the cash proceeds of any draw under any standby letter of credit so furnished, including any interest thereon, shall be returned by the Agent to the Borrower only when, and to the extent that, the amount of such cash held by the Agent exceeds the Letter of Credit Exposure at a time when no Default exists; provided, however, that if an Event of Default occurs and the Credit Obligations become or are declared immediately due and payable, the Agent may apply such cash, including any interest thereon, to the payment of any of the Credit Obligations as provided in Section 10.5.6.

                   4.6.           Reborrowing; Application of Payments, etc.

                                  4.6.1.      Reborrowing.  The amounts of the
                             Revolving Loan prepaid pursuant to Section 4.4 may be reborrowed from time to time prior to the Final Maturity Date in accordance with Section 2.1, subject to the limits set forth therein. No portion of the Term Loan prepaid hereunder may be reborrowed.

                                  4.6.2.      Order of Application.
                             Prepayments of the Loan made pursuant to Section
                             4.3.3 shall be applied to the Revolving Loan and the Term Loan, pro rata according to the total of Commitments in respect thereof at the time of such prepayment. Any Lender who does not wish to receive a prepayment under Section 4.3.3 in respect of such Lender's Percentage Interest in the Term Loan must notify the Agent and the Company within two banking Days after receipt of notice of such proposed prepayment. If any Lender elects not to receive such prepayment of the Term Loan, the portion of such prepayment that would have been applied to the portion of the Term Loan held by such Lender shall instead be applied (i) first to the repayment of the Revolving Loan, until there is no outstanding principal amount of the Revolving Loan, and (ii) then any amount remaining shall be applied to the prepayment of the Term Loan, pro rata in accordance with the respective Percentage Interests in the Term Loan of all the Lenders. Prepayments of the Term Loan made pursuant to Sections 4.3.3 and 4.4 shall be applied first to the payment of the amount of principal of the Term Loan owing at the Final Maturity Date, and then to the prepayments of the Term Loan required by Section 4.2 in the inverse order of the maturity thereof. Any prepayment of a portion of the Loan shall be applied first to the portion of the Loan not then subject to Eurodollar Pricing Options, then the balance of any such prepayment shall be applied to the portion of the Loan then subject to Eurodollar Pricing Options, in the chronological order of the respective maturities thereof, together with any payments required by Section 3.2.4.

                                  4.6.3.      Payment with Accrued Interest,
                             etc. Upon all prepayments of the Term Loan, the Borrower shall pay to the Agent the principal amount to be prepaid together with unpaid interest in respect thereof accrued to the date of prepayment. Notice of prepayment having been given in accordance with Section 4.4, the amount specified to be prepaid shall become due and payable on the date specified for prepayment.

                                  4.6.4.      Payments for Lenders.  All
                             payments of principal of a portion of the Loan shall be made to the Agent for the account of the Lenders in accordance with the Lenders' respective Percentage Interests in such portion of the Loan.

5.                 Conditions to Extending Credit.

                   5.1. Conditions on Initial Closing Date. The obligations of the Lenders to make any extension of credit pursuant to Section 2 shall be subject to the satisfaction, on or before the Initial Closing Date, of the conditions set forth in this Section 5.1 as well as the further conditions in Section 5.3. If the conditions set forth in this Section 5.1 and
5.3 are not met on or prior to the Initial Closing Date, the Lenders shall have no obligation to make any extensions of credit hereunder.

                                  5.1.1.     Notes.  The Borrower shall have
                             duly executed and delivered to the Agent a Revolving Note and a Term Note for each Lender.

                                  5.1.2.      Perfection of Security.  Each
                             Obligor shall have duly authorized, executed, acknowledged, delivered, filed, registered and recorded such security agreements, notices, financing statements and other instruments as the Agent may have requested in order to perfect the Liens contemplated pursuant to the Credit Documents to be created in the Credit Security. Each Obligor shall have duly authorized, executed, acknowledged and delivered to the Agent a mortgage on each real property owned by such Obligor and a leasehold mortgage on each real property leased by such Obligor, in each case in form and substance satisfactory to the Agent, together with, for each such real property: (a) mortgage title insurance with such insurer, in such amount, in such form and with such exceptions as are reasonably satisfactory to the Agent and (b) an environmental site assessment report in such form, with such conclusions and from such environmental engineering firm as are reasonably satisfactory to the Agent.

                                  5.1.3.      Legal Opinions.  On the Initial
                             Closing Date, the Lenders shall have received from the following counsel their respective opinions with respect to the transactions contemplated by the Credit Documents, which opinions shall be in form and substance satisfactory to the Required
                             Lenders:

                                  (a)      Greenberg Traurig Hoffman Lipoff
                             Rosen & Quentel, P.A., special counsel for the Obligors.

                                  (b)      Ropes & Gray, special counsel for
the Agent.

                   The Obligors authorize and direct its counsel to furnish the foregoing opinions.

                                  5.1.4.      Payment of Fee.  The Borrower
                             shall have paid to the Agent (a) for the Lenders' accounts a facility fee in accordance with the separate letter agreements with the Lenders and
                             (b) the reasonable fees and disbursements of the Agent's special counsel for which statements have been rendered on or prior to the Initial Closing Date.

                   5.2. Conditions to Making Each Permitted Acquisition Advance. The Lenders' several obligations to make any loan contemplated by Section 2.1 or 2.2, the proceeds of which will be applied to a Permitted Acquisition, shall be subject to the satisfaction, on or before the date of consummation of the proposed Permitted Acquisition, of the following conditions, as well as the further conditions set forth in Section 5.3:

                                  5.2.1.      Permitted Acquisition.  Other
                             than as consented to by the Required Lenders in writing:

                                  (a)      The Acquisition Agreement relating
                             to such Permitted Acquisition shall have been delivered to the Agent.

                                  (b)      The provisions of the Acquisition
                             Agreement relating to such Permitted Acquisition shall not have been amended, modified, waived or terminated in any material respect from the form of such Agreement delivered to the Agent pursuant to clause (a) and any amendment, modification or waiver shall have been delivered to the Agent.

                                  (c)      All of the representations and
                             warranties of the Sellers set forth in such Acquisition Agreement shall be complete and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date.

                                  (d)      All of the other conditions to the
                             obligations of the Borrower set forth in such Acquisition Agreement shall have been satisfied or waived by each of the other parties to such Acquisition Agreement.

                                  (e) Any material consent, authorization, order or approval of any Person required in connection with the transactions contemplated by such Acquisition Agreement shall have been obtained and shall be in full force and effect.

                                  (f)      All of the items required to be
                             delivered under such Acquisition Agreement shall have been so delivered.

                                  (g)      The Borrower shall furnish to the
                             Agent computations demonstrating compliance with
                             Section 6.9.5, certified by a Financial Officer of the Borrower.

                                  (h)      Contemporaneously with or
                             immediately after the making by the Lenders of the extension of credit hereunder, the Agent shall have received a certificate of a Financial Officer of the Borrower to the effect that (A) the initial closing has occurred under such Acquisition Agreement and (B) each of the conditions set forth in this Section 5.2.1 has been satisfied.

                                  5.2.2.      Notes and Credit Documents;
                             Merger. Contemporaneously with or immediately after such Permitted Acquisition, such Acquired Party shall either (a) execute and deliver to the Agent a Joinder Agreement to the Credit Agreement in the form of Exhibit 5.2.2 or (b) be merged with and into the Borrower or one of its Subsidiaries, in which case the Agent shall have received a certificate of a Financial Officer of the Company to the effect that the merger of such Acquired Party with and into such entity has been consummated.

                                  5.2.3.      Legal Opinions.  On the date of
                             any Permitted Acquisition the Lenders shall have received from counsel reasonably satisfactory to the Agent in a form and substance reasonably satisfactory to the Agent (a) an opinion with respect to the transactions contemplated by the Acquisition Agreement, and (b) if the Purchase Price for such Permitted Acquisition exceeds $10,000,000, an opinion with respect to the addition of the Acquired Party as a Guarantor under this Agreement and the other Credit Documents.

                   5.3. Conditions to Each Extension of Credit. The obligations of the Lenders to make any extension of credit pursuant to Section 2 shall be subject to the satisfaction, on or before the Closing Date for such extension of credit, of the following conditions:

                                  5.3.1.      Officer's Certificate.  The
                             representations and warranties contained in
                             Sections 7 and 10.3 shall be true and correct on and as of such Closing Date with the same force and effect as though made on and as of such date (except as to any representation or warranty which refers to a specific earlier date); no Default shall exist on such Closing Date prior to or immediately after giving effect to the requested extension of credit; no Material Adverse Change shall have occurred since December 31, 1996; and the Borrower shall have furnished to the Agent in connection with the requested extension of credit a certificate to these effects, in substantially the form of Exhibit 5.3.1, signed by a Financial Officer.

                                  5.3.2. Legality, etc. The making of the requested extension of credit shall not (a) subject any Lender to any penalty or special tax (other than a Tax for which the Borrower is required to reimburse the Lenders under Section 3.6), (b) be prohibited by any Legal Requirement or (c) violate any credit restraint program of the executive branch of the government of the United States of America, the Board of Governors of the Federal Reserve System or any other governmental or administrative agency so long as any Lender reasonably believes that compliance is required by law.

                                  5.3.3.      Proper Proceedings.  This
                             Agreement, each other Credit Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary corporate or other proceedings of the Obligors. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect.

                                  5.3.4. General. All legal and corporate proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Agent and the Agent shall have received copies of all documents, including certified copies of the Charter and By-Laws of the Borrower and the other Obligors, records of corporate proceedings, certificates as to signatures and incumbency of officers and opinions of counsel, which the Agent may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate or governmental authorities.

6. General Covenants. Each of the Borrower and its Subsidiaries covenants that, until all of the Credit Obligations shall have been paid in full and until the Lenders' commitments to extend credit under this Agreement and any other Credit Document shall have been irrevocably terminated, it will comply, and will cause its Subsidiaries to comply, with the following provisions:

                   6.1.           Taxes and Other Charges; Accounts Payable.

                                  6.1.1. Taxes and Other Charges. Each of the Borrower and its Subsidiaries shall duly pay and discharge, or cause to be paid and discharged, before the same become in arrears, all taxes, assessments and other governmental charges imposed upon such Person and its properties, sales or activities, or upon the income or profits therefrom, as well as all claims for labor, materials or supplies which if unpaid might by law become a Lien upon any of its property; provided, however, that any such tax, assessment, charge or claim need not be paid if the validity or amount thereof shall at the time be contested in good faith by appropriate proceedings and if such Person shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto; and provided, further, that each of the Borrower and its Subsidiaries shall pay or bond, or cause to be paid or bonded, all such taxes, assessments, charges or other governmental claims immediately upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor (except to the extent such proceedings have been dismissed or stayed).

                                  6.1.2.      Accounts Payable.  Each of the
                             Borrower and its Subsidiaries Obligors shall promptly pay when due, or in conformity with customary trade terms, all other Indebtedness, including accounts payable, incident to the operations of such

                             Person not referred to in Section 6.1.1; provided, however, that any such Indebtedness need not be paid if the validity or amount thereof shall at the time be contested in good faith and if such Person shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto.

                   6.2.           Conduct of Business, etc.

                                  6.2.1.      Types of Business.  The Borrower
                             and its Subsidiaries shall engage only in the business of (a) providing pathology services, laboratory services (including full service clinical and anatomical pathology laboratory services) and (b) other activities and services related thereto.

                                  6.2.2.      Maintenance of Properties.  Each
                             of the Borrower and its Subsidiaries:

                                  (a)      shall keep its properties in such
                             repair, working order and condition, and shall from time to time make such repairs, replacements, additions and improvements thereto as are necessary for the efficient operation of its businesses and shall comply at all times in all material respects with all franchises, licenses, leases and other material agreements to which it is party so as to prevent any loss or forfeiture thereof or thereunder, except where (i) compliance is at the time being contested in good faith by appropriate proceedings or (ii) failure to comply with the provisions being contested has not resulted, or does not create a material risk of resulting, in the aggregate in any Material Adverse Change; provided, however, that this
                             Section 6.2.2(a) shall not apply to assets or entities disposed of in transactions permitted by
                             Section 6.11; and

                                  (b)      shall do all things necessary to
                             preserve, renew and keep in full force and effect and in good standing its legal existence and authority necessary to continue its business; provided, however, that this Section 6.2.2(b) shall not prevent the merger, consolidation or liquidation of Subsidiaries permitted by Section 6.11.

                                  6.2.3.      Statutory Compliance.  Each of
                             the Borrower and its Subsidiaries shall comply in all material respects with all valid and applicable statutes, laws, ordinances, zoning and building codes and other rules and regulations of the United States of America, of the states and territories thereof and their counties, municipalities and other subdivisions and of any foreign country or other jurisdictions applicable to such Person, except where (a) compliance therewith shall at the time be contested in good faith by appropriate proceedings or (b) failure so to comply with the provisions being contested has not resulted, or does not create a material risk of resulting, in the aggregate in any Material Adverse Change.

                                  6.2.4.      No Subsidiaries.  The Borrower
                             shall not form or suffer to exist any Subsidiary, except for such Subsidiaries as shall have executed and delivered to the

                             Agent either (a) this Agreement and each other applicable Credit Document as of the Initial Closing Date or (b) a Joinder Agreement in the form of Exhibit 5.2.2 pursuant to which such Subsidiary shall have become a Guarantor hereunder.

                                  6.2.5.      Compliance with Material
                             Agreements. Each of the Borrower and its Subsidiaries shall comply in all material respects with the Material Agreements (to the extent not in violation of the other provisions of this Agreement or any other Credit Document). Except with respect to Acquisition Agreements, without the prior written consent of the Required Lenders, which consent shall not be unreasonably withheld, no Material Agreement shall be amended, modified, waived or terminated in any manner that would have in any material respect an adverse effect on the interests of the Lenders.

                   6.3.           Insurance.

                                  6.3.1.      Business Interruption Insurance.
                             Each of the Borrower and its Subsidiaries shall maintain with financially sound and reputable insurers insurance related to interruption of business, either for loss of revenues or for extra expense, in the manner customary for businesses of similar size engaged in similar activities in similar localities.

                                  6.3.2.      Property Insurance.  Each of the
                             Borrower and its Subsidiaries shall keep its assets which are of an insurable character insured by financially sound and reputable insurers against theft and fraud and against loss or damage by fire, explosion and hazards and such other extended coverage risks insured against by extended coverage to the extent, in amounts and with deductibles at least as favorable as those generally maintained by businesses of similar size engaged in similar activities in similar localities.

                                  6.3.3. Liability Insurance. Each of the Borrower and its Subsidiaries shall maintain with financially sound and reputable insurers insurance against liability for hazards, risks and liability to persons (for both death and bodily injury) and property, including product liability insurance and medical malpractice insurance, to the extent, in amounts and with deductibles at least as favorable as those generally maintained by businesses of similar size engaged in similar activities in similar localities; provided, however, that it may effect workers' compensation insurance or similar coverage with respect to operations in any particular state or other jurisdiction through an insurance fund operated by such state or jurisdiction or by meeting the self-insurance requirements of such state or jurisdiction.

                                  6.3.4.      Key Executive Life Insurance.
                             The Borrower and its Subsidiaries shall maintain with financially sound and reputable insurers life insurance policies on each of E.G. Poulos, M.J. Demaray and A.P. Kowalczyk in an amount of at least

                             $2,000,000 each in form satisfactory to the Agent, and, on each doctor employed by the Borrower or any of its Subsidiaries in an amount not less than and in the form of any life insurance policy maintained by the Borrower and its Subsidiaries on such individual as of or immediately prior to the Initial Closing Date.

                                  6.3.5.      Flood Insurance.  Each of the
                             Borrower and its Subsidiaries shall at all times keep each parcel of real property owned or leased by it which is (a) included in the Credit Security, (b) in an area determined by the Director of the Federal Emergency Management Agency to be subject to special flood hazard and
                             (c) in a community participating in the National Flood Insurance Program, insured against such special flood hazards in an amount equal to the maximum limit of coverage available for the particular type of property under the federal National Flood Insurance Act of 1968.

                   6.4. Financial Statements and Reports. Each of the Borrower and its Subsidiaries shall maintain a system of accounting in which correct entries shall be made of all transactions in relation to their business and affairs in accordance with generally accepted accounting practice. The fiscal year of the Borrower and its Subsidiaries shall end on December 31 in each year and the fiscal quarters of the Obligors shall end on March 31, June 30, September 30 and December 31 in each year.

                                  6.4.1.      Annual Reports.  The Borrower
                             shall furnish to the Agent as soon as available, and in any event within 120 days after the end of each fiscal year, the Consolidated and Consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal year, the Consolidated and Consolidating statements of income and Consolidated statements of changes in shareholders' equity and of cash flows of the Borrower and its Subsidiaries for such fiscal year (all in reasonable detail) and together, in the case of Consolidated financial statements, with comparative figures for the immediately preceding fiscal year, all accompanied by:

                                  (a)      Unqualified reports of independent
                             certified public accountants of recognized national standing reasonably satisfactory to the Agent, containing no material uncertainty and without any Impermissible Reference, to the effect that they have audited the foregoing Consolidated financial statements in accordance with generally accepted auditing standards and that such Consolidated financial statements present fairly, in all material respects, the financial position of the Borrower and its Subsidiaries covered thereby at the dates thereof and the results of their operations for the periods covered thereby in conformity with GAAP.

                                  (b)      The statement of such accountants
                             that they have caused this Agreement to be reviewed and that in the course of their audit of the Borrower and its Subsidiaries no facts have come to their attention that cause them to believe that any Default exists and in particular that they have no knowledge of any Default under Sections 6.5 through 6.21 or, if such is not the case, specifying such Default and the nature thereof. This statement is furnished by such accountants with the understanding that the examination of such accountants cannot be relied upon to give such accountants knowledge of any such Default except as it relates to accounting or auditing matters within the scope of their audit.

                                  (c) A certificate of the Borrower signed by a Financial Officer to the effect that such officer has caused this Agreement to be reviewed and has no knowledge of any Default, or if such officer has such knowledge, specifying such Default and the nature thereof, and what action the Borrower has taken, is taking or proposes to take with respect thereto.

                                  (d)      Computations by the Borrower
                             comparing the financial statements referred to above with the most recent budget for such fiscal year furnished to the Agent in accordance with
                             Section 6.4.4.

                                  (e)      Computations by the Borrower
                             demonstrating, as of the end of such fiscal year, compliance with the Computation Covenants, certified by a Financial Officer.

                                  (f)      Calculations, as at the end of such
                             fiscal year, of (i) the Accumulated Benefit
                             Obligations for each Plan covered by Title IV of ERISA (other than Multiemployer Plans) and (ii) the fair market value of the assets of such Plan allocable to such benefits.

                                  (g)      Supplements to Exhibits 7.1, 7.3 and
                             10.4.2 showing any changes in the information set forth in such Exhibits not previously furnished to the Agent in writing, as well as any changes in the Charter, Bylaws or incumbency of officers of the Borrower or its Subsidiaries from those previously certified to the Agent.

                                  (h)      In the event of a change in GAAP
                             after the Initial Closing Date, computations by the Borrower, certified by a Financial Officer, reconciling the financial statements referred to above with financial statements prepared in accordance with GAAP as applied to the other covenants in Section 6 and related definitions.

                                  6.4.2.      Quarterly Reports.  The Borrower
                             shall furnish to the Agent as soon as available and, in any event, within 45 days after the end of each of the first three fiscal quarters of the Borrower, the internally prepared Consolidated and Consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal quarter, the Consolidated and Consolidating statements of income and Consolidated statements of changes in shareholders' equity and of cash flows of the Borrower and its Subsidiaries for such fiscal quarter and for the portion of the fiscal year then ended (all in reasonable detail) and together, in the case of Consolidated statements, with comparative figures for the same period in the preceding fiscal year, all accompanied by:

                                  (a) A certificate of the Borrower signed by a Financial Officer to the effect that such financial statements have been prepared in accordance with GAAP and present fairly, in all material respects, the financial position of the Borrower and its Subsidiaries covered thereby at the dates thereof and the results of their operations for the periods covered thereby, subject only to normal year-end audit adjustments and the addition of footnotes.

                                  (b) A certificate of the Borrower signed by a Financial Officer to the effect that such officer has caused this Agreement to be reviewed and has no knowledge of any Default, or if such officer has such knowledge, specifying such Default and the nature thereof and what action the Borrower has taken, is taking or proposes to take with respect thereto.

                                  (c)      Computations by the Borrower
                             comparing the financial statements referred to above with the most recent budget for the period covered thereby furnished to the Agent in accordance with Section 6.4.4.

                                  (d)      Computations by the Borrower
                             demonstrating, as of the end of such quarter, compliance with the Computation Covenants, certified by a Financial Officer.

                                  (e)      Supplements to Exhibits 7.1, 7.3 and
                             10.4.2 showing any changes in the information set forth in such Exhibits not previously furnished to the Agent in writing, as well as any changes in the Charter, Bylaws or incumbency of officers of the Borrower or its Subsidiaries from those previously certified to the Agent.

                                  (f)      In the event of a change in GAAP
                             after the Initial Closing Date, computations by the Borrower, certified by a Financial Officer, reconciling the financial statements referred to above with financial statements prepared in accordance with GAAP as applied to the other covenants in Section 6 and related definitions.

                                  6.4.3.      Monthly Reports.  The Borrower
                             shall furnish to the Agent as soon as available and, in any event, within 30 days after the end of each month, a certificate of a Financial Officer of the Borrower supplying computations of the Borrowing Base at the beginning of such month and certifying that such computations were based on the monthly reports prepared in accordance with GAAP.

                                  6.4.4.      Other Reports.  The Borrower
                             shall promptly furnish to the Agent:

                                  (a) As soon as prepared and in any event prior to the beginning of each fiscal year, an annual budget and operating projections for such fiscal year of the Borrower and its Subsidiaries, prepared in a manner consistent with the manner in which the financial projections described in
                             Section 7.2.1 were prepared.

                                  (b)      Any material updates of such budget
                             and projections.

                                  (c)      Any management letters furnished to
                             the Borrower or any of its Subsidiaries by the Company's auditors.

                                  (d) All budgets, projections, statements of operations and other reports furnished generally to the shareholders of the Borrower.

                                  (e)      As soon as practicable but, in any
                             event, within 20 Banking Days after the filing thereof, such registration statements, proxy statements and reports, including, to the extent applicable, Forms S-1, S-2, S-3, S-4, 10-K, 10-Q and 8-K, as may be filed by the Borrower or any of its Subsidiaries with the Securities and Exchange Commission.

                                  (f)      Any 90-day letter or 30-day letter
                             from the federal Internal Revenue Service (or the equivalent notice received from state or other taxing authorities) asserting tax deficiencies against the Borrower or any of its Subsidiaries.

                                  (g) Any material information relating to a material audit or investigation of the Borrower or any of its Subsidiaries in its capacity as a Medicare or Medicaid provider by a governmental or administrative agency.

                                  (h)      The financial and operational
                             projections for the Borrower and its Subsidiaries on a Consolidated and Consolidating basis.

                                  6.4.5.      Notice of Litigation, Defaults,
                             etc. Each of the Borrower and its Subsidiaries shall promptly furnish to the Agent notice of any litigation or any administrative or arbitration proceeding (a) which creates a material risk of resulting, after giving effect to any applicable insurance, in the payment by the Borrower or any of its Subsidiaries of more than $100,000 or (b) which results, or creates a material risk of resulting, in a Material Adverse Change. Within five Banking Days after acquiring knowledge thereof, the Borrower shall notify the Lenders of the existence of any Default or Material Adverse Change, specifying the nature thereof and what action the Borrower or such Subsidiary has taken, is taking or proposes to take with respect thereto.

                                  6.4.6.      ERISA Reports.  Each of the
                             Borrower and its Subsidiaries shall furnish to the Agent promptly after the same shall become available the following items with respect to any
                             Plan:

                                  (a)      any request for a waiver of the
                             funding standards or an extension of the amortization period,

                                  (b)      any reportable event (as defined in
                             section 4043 of ERISA), unless the notice requirement with respect thereto has been waived by regulation,

                                  (c)      any notice received by any ERISA
                             Group Person that the PBGC has instituted or intends to institute proceedings to terminate any Plan, or that any Multiemployer Plan is insolvent or in reorganization,

                                  (d)      notice of the possibility of the
                             termination of any Plan by its administrator pursuant to section 4041 of ERISA, and

                                  (e) notice of the intention of any ERISA Group Person to withdraw, in whole or in part, from any Multiemployer Plan.

                                  6.4.7.      Other Information; Audit.  From
                             time to time at reasonable intervals upon request of any authorized officer of the Agent, each of the Borrower and its Subsidiaries shall furnish to the Agent such other information regarding the business, assets, financial condition, income or prospects of the Borrower and its Subsidiaries as such officer may reasonably request, including copies of all tax returns, licenses, agreements, leases and instruments to which any of the Borrower and its Subsidiaries is party. The Agent's authorized officers and representatives shall have the right during normal business hours upon reasonable notice and at reasonable intervals to examine the books and records of the Borrower and its Subsidiaries, to make copies and notes therefrom for the purpose of ascertaining compliance with or obtaining enforcement of this Agreement or any other Credit Document. The Agent, upon reasonable advance notice, may undertake to have the Borrower and its Subsidiaries reviewed by the Agent's commercial financial examiners and fixed asset appraisers. The Borrower shall bear the reasonable expenses related to one such review annually unless an Event of Default has occurred and is continuing in which event the Borrower shall bear all reasonable expenses of any reasonable number of reviews.

                   6.5.           Certain Financial Tests.

                                  6.5.1.      Minimum Net Income.  On the last
                             day of each fiscal quarter of the Borrower, Consolidated Net Income for the fiscal quarter then ending shall be at least $1.00.

                                  6.5.2.      Consolidated Senior Debt
                             Coverage. At all times set forth in the table below, Consolidated Senior Debt shall not exceed the percentage of Consolidated Adjusted EBITDA indicated in the table below for the period of four consecutive fiscal quarters most recently ended:

                        Period                                         Percentage
                        ------                                         ----------
            Initial Closing Date through March 31, 1998                    400%
            April 1, 1998 through March 31, 1999                           350%
            April 1, 1999 and thereafter                                   300%

                                  6.5.3. Consolidated Total Debt Coverage. At all times set forth in the table below, the amount of (a) Consolidated Total Debt minus (b) that portion of the outstanding principal amount of any Contingent Notes to the extent that such portion is not required to be reflected on the financial statements of the Borrower in accordance with GAAP, shall not exceed the percentage of Consolidated Adjusted EBITDA indicated in the table below for the period of four consecutive fiscal quarters most recently ended:

                        Period                                         Percentage
                        ------                                         ----------
            Initial Closing Date through March 31, 1999                    450%
            April 1, 1999 and thereafter                                   400%

                                  6.5.4.      Consolidated Interest Expense.
                          On the last day of each fiscal quarter of the Borrower (a) ending on or prior to March 31, 1998, Consolidated Adjusted EBITDA for the period of four consecutive fiscal quarters then ending shall be at least 275% of the Annualized Interest Expense for such period and (b) ending after March 31, 1998, Consolidated Adjusted EBITDA for the period of four consecutive fiscal quarters then ending shall be at least 300% of the Annualized Interest Expense for such period.

                                  6.5.5. Consolidated Operating Cash Flow. On the last day of each fiscal quarter of the Borrower, Consolidated Operating Cash Flow for the period of four consecutive fiscal quarters then ending shall be at least 125% of Consolidated Total Debt Service for such period.

                 6.6. Indebtedness. Neither the Borrower nor any of its Subsidiaries shall create, incur, assume or otherwise become or remain liable with respect to any Indebtedness except the following:

                                  6.6.1.      Indebtedness in respect of the
                                    Credit Obligations.

                                  6.6.2.      Guarantees permitted by Section
                          6.7.

                                  6.6.3.      Current liabilities, other than
                          Financing Debt, incurred in the ordinary course of business.

                                  6.6.4.      To the extent that payment
                          thereof shall not at the time be required by Section 6.1, Indebtedness in respect of taxes, assessments, governmental charges and claims for labor, materials and supplies.

                                  6.6.5.      Indebtedness secured by Liens of
                          carriers, warehouses, mechanics and landlords permitted by Sections 6.8.5 and 6.8.6.

                                  6.6.6.      Indebtedness in respect of
                          judgments or awards (a) which have been in force for less than the applicable appeal period or (b) in respect of which the Borrower or any of its Subsidiaries shall at the time in good faith be prosecuting an appeal or proceedings for review and, in the case of each of clauses (a) and (b), the Borrower or such Subsidiary shall have taken appropriate reserves therefor in accordance with GAAP and execution of such judgment or award shall not be levied.

                                  6.6.7.      To the extent permitted by
                          Section 6.8.9, Indebtedness in respect of Capitalized Lease Obligations or secured by purchase money security interests; provided, however, that the aggregate principal amount of all Indebtedness permitted by this Section 6.6.7 at any one time outstanding shall not exceed $1,000,000.

                                  6.6.8.      Indebtedness with respect to
                          deferred compensation in the ordinary course of business and Indebtedness with respect to employee benefit programs (including liabilities in respect of deferred compensation, pension or severance benefits, early termination benefits, disability benefits, vacation benefits and tuition benefits) incurred in the ordinary course of business so long as the Borrower and its Subsidiaries is in compliance with
                          Section 6.17.

                                  6.6.9.      Indebtedness in respect of
                          customer advances and deposits, deferred income, deferred taxes and other deferred credits arising in the ordinary course of business.

                                  6.6.10.      Indebtedness relating to
                          deferred gains and deferred taxes arising in connection with sale of assets permitted under
                          Section 6.11.

                                  6.6.11.      Indebtedness in respect of
                          inter-company loans and advances among the Borrower and its Subsidiaries which are not prohibited by
                          Section 6.9.

                          6.6.12. Indebtedness that is not payable before the Final Maturity Date with respect to mandatory redemption or dividend rights relating to the Company's Series A Preferred Stock.

                          6.6.13.      Contingent Notes.

                          6.6.14.      Indebtedness to the extent set forth on
                 Exhibit 6.6.

                 6.7. Guarantees; Letters of Credit. Neither the Borrower nor any of its Subsidiaries shall become or remain liable with respect to any Guarantee, including reimbursement obligations, whether contingent or matured, under letters of credit or other financial guarantees by third parties, except the following:

                          6.7.1. Letters of Credit and Guarantees of the Credit Obligations.

                          6.7.2.      Guarantees by the Borrower of
                 Indebtedness incurred by its Subsidiaries and permitted by
                 Section 6.6.

                          6.7.3. Guarantees by the Borrower of the obligations of its Subsidiaries under employment agreements between such Subsidiary and its employees.

                 6.8. Liens. Neither the Borrower nor any of its Subsidiaries shall create, incur or enter into, or suffer to be created or incurred or to exist, any Lien, except the following:

                          6.8.1. Liens on the Credit Security that secure the Credit Obligations.

                          6.8.2. Liens to secure taxes, assessments and other governmental charges, to the extent that payment thereof shall not at the time be required by Section 6.1.

                          6.8.3.      Deposits or pledges made (a) in
                 connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pensions or other social security, (b) in connection with casualty insurance maintained in accordance with Section 6.3, (c) to secure the performance of bids, tenders, contracts (other than contracts relating to Financing Debt) or leases, (d) to secure statutory obligations or surety or appeal bonds, (e) to secure indemnity, performance or other similar bonds in the ordinary course of business or (f) in connection with contested amounts to the extent that payment thereof shall not at that time be required by Section 6.1.

                          6.8.4. Liens in respect of judgments or awards, to the extent that such judgments or awards are permitted by
                 Section 6.6.6.

                          6.8.5. Liens of carriers, warehouses, mechanics and similar Liens, in each case (a) in existence less than 120 days from the date of creation thereof or (b) being contested in good faith by the Borrower or any Subsidiary in appropriate proceedings (so long as the Borrower or such Subsidiary shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto).

                          6.8.6. Encumbrances in the nature of (a) zoning restrictions, (b) easements, (c) restrictions of record on the use of real property, (d) landlords' and lessors' Liens on rented premises and (e) restrictions on transfers or assignment of leases, which in each case do not materially detract from the value of the encumbered property or impair the use thereof in the business of the Borrower or any Subsidiary.

                          6.8.7. Restrictions under federal and state securities laws on the transfer of securities.

                          6.8.8.      Restrictions under Foreign Trade
                 Regulations on the transfer or licensing of certain assets of the Borrower and its Subsidiaries.

                          6.8.9. Liens constituting (a) purchase money security interests (including mortgages, conditional sales, Capitalized Leases and any other title retention or deferred purchase devices) in real property, interests in leases or tangible personal property (other than inventory) existing or created on the date on which such property is acquired, and
                 (b) the renewal, extension or refunding of any security interest referred to in the foregoing clause (a) in an amount not to exceed the amount thereof remaining unpaid immediately prior to such renewal, extension or refunding; provided, however, that (i) each such security interest shall attach solely to the particular item of property so acquired, and the principal amount of Indebtedness (including Indebtedness in respect of Capitalized Lease Obligations) secured thereby shall not exceed the cost (including all such Indebtedness secured thereby, whether or not assumed) of such item of property; and (ii) the aggregate principal amount of all Indebtedness secured by Liens permitted by this Section 6.8.9 shall not exceed the amount permitted by Section 6.6.7.

                          6.8.10. Other Liens and Capitalized Lease Obligations on the property secured by such Liens or the subject of such Capitalized Lease as set forth on Exhibit 6.8 and any renewals thereof, but not any increase in the amount thereof.

                 6.9. Investments and Permitted Acquisitions. Neither the Borrower nor any of its Subsidiaries shall have outstanding, acquire, commit itself to acquire or hold any Investment (including any Investment consisting of the Permitted Acquisition of any business) except for the following:

                          6.9.1. Cash Investments of the Borrower in its Subsidiaries.

                          6.9.2. Intercompany loans and advances from the Borrower and its Subsidiaries to any Subsidiary but in each case only to the extent reasonably necessary for Consolidated tax planning and working capital management.

                          6.9.3.      Investments in Cash Equivalents.

                          6.9.4.      Guarantees permitted by Section 6.7.

                          6.9.5. Investments constituting the acquisition of all of the capital stock, equity, partnership or other beneficial interests in, or substantially all the assets of, any Person that derives substantially all of its revenues from a business that the Borrower would be permitted to engage in under Section 6.2.1; provided, however, that:

                          (a)      not less than 10 days prior to the
                 consummation of such acquisition, the Agent shall have received any report, analysis and other documentation with respect to such acquisition, produced by such independent due diligence firm as approved by the Agent.

                          (b) immediately before and after giving effect to such acquisition, no Default shall exist;

                          (c) the Purchase Price for such acquisition does not exceed $10,000,000, unless the terms and the documentation relating to such acquisition is satisfactory to the Required Lenders, as specified in writing to the Borrower; and

                          (d) before such acquisition, the Agent shall have received computations, certified by a Financial Officer of the Borrower, showing

                                  (i)      pro forma compliance as of the date
                          of such acquisition with the financial tests set forth in Section 6.5 (other than Section 6.5.5) , after giving effect to any increases in Financing Debt incurred in connection with such acquisition and adding to the financial statements most recently delivered to the Agent the Pro Forma EBITDA of the Acquired Party for the most recently completed period of four consecutive fiscal quarters,

                                  (ii)      that the Financing Debt component
                          of the consideration for such acquisition does not exceed the sum of 450% of the Pro Forma EBITDA of the Acquired Party for the most recently completed period of four consecutive fiscal quarters plus the cash and Cash Equivalents of the Acquired Party.

                 Each Lender shall be deemed to have approved any non-GAAP adjustments used in such certified calculation of the Pro Forma EBITDA unless, within five Banking Days after the Company (via the Agent) gives notice to such Lender of the proposed Pro

                 Forma EBITDA calculations showing such non-GAAP adjustments, such Lender has given notice to the Company and the Agent of its objection to such non-GAAP adjustments.

                          6.9.6. Investments representing Indebtedness of any Person owing as a result of the sale by the Borrower in the ordinary course of business to such Person of products, services or tangible property no longer required in the Borrower's business.

                 6.10. Distributions. Neither the Borrower nor any of its Subsidiaries shall make any Distribution except for the following:

                          6.10.1. Subsidiaries of the Borrower may make Distributions to the Borrower or any other Subsidiary of the Borrower.

                          6.10.2. Distributions consisting of Investments permitted by Sections 6.9.1 and 6.9.2.

                          6.10.3.      Distributions in respect of the
                 redemption of capital stock of the Company from employees of the Borrower or any of its Subsidiaries; provided, however, that the amount of all such Distributions shall not exceed $50,000 in the aggregate in any fiscal year.

                          6.10.4.      Distributions on Subordinated
                 Indebtedness to the extent permitted by a Subordination Agreement or such other documentation relating to Subordinated Indebtedness that has been approved by the Agent.

                          6.10.5.      Distributions consisting of the
                 principal of, premium, if any, and interest on the 8% Non-Negotiable Senior Subordinated Notes due December 31, 1998 issued pursuant to the Asset Purchase Agreement dated January 1, 1994 (the "8% Senior Subordinated Notes") and the 10% Junior Subordinated Notes due December 31, 2001 issued pursuant to the Series A Preferred Stock, Common Stock and Junior Subordinated Note Purchase Agreement dated January 1, 1994 (the "10% Junior Subordinated Notes"), so long as immediately before and after giving effect to such Distribution, no Default shall exist.

                 6.11. Asset Dispositions and Mergers. Except as otherwise set forth in Exhibit 6.11, neither the Borrower nor any of its Subsidiaries shall merge or enter into a consolidation or sell, lease, sell and lease back, sublease or otherwise dispose of any of its assets, except the following:

                          6.11.1. So long as immediately prior to and after giving effect thereto there shall exist no Default, the Borrower and any of its Subsidiaries may sell or otherwise dispose of: (a) inventory in the ordinary course of business;
                 (b) tangible assets to be
                 replaced in the ordinary course of business within 12 months by other assets of equal or greater value; (c) tangible assets no longer used or useful in the business of the Borrower or such Subsidiary; provided, however, that the aggregate fair market value (or book value, if greater) of the assets sold or disposed of pursuant to this clause (c) shall not exceed $500,000 in any fiscal year; and (d) the portion of the assets acquired from Gulf Coast Pathology Associates, Inc. that comprise the operations of two clinical laboratories.

                          6.11.2.      Any Subsidiary may merge or be
                 liquidated into the Borrower or any other Subsidiary of the Borrower so long as after giving effect to any such merger to which the Borrower is a party the Borrower shall be the surviving or resulting Person.

                 6.12. Lease Obligations. Neither the Borrower nor any of its Subsidiaries shall be or become obligated as lessee under any lease except:

                          6.12.1.      Capitalized Leases permitted by Sections
                 6.6.7 and 6.8.9.

                          6.12.2. Leases other than Capitalized Leases; provided, however, that the aggregate fixed rental obligations for any year (excluding payments required to be made by the lessee in respect of taxes and insurance whether or not denominated as rent) shall not exceed $2,000,000.

                 6.13. Issuance of Stock by Subsidiaries; Subsidiary Distributions.

                          6.13.1. Issuance of Stock by Subsidiaries of the Company. No Subsidiary shall issue or sell any shares of its capital stock or other evidence of beneficial ownership to any Person other than the Borrower or any other Wholly-Owned Subsidiary of the Borrower, which shares shall have been pledged to the Agent as part of the Credit Security; provided, however, that (i) in the event that applicable state law or regulation prohibits the Company from directly holding the capital stock of a medical practice that is a Subsidiary of the Company, such shares may be issued or sold to a trust or similar entity controlled solely by the Borrower or a Wholly-Owned Subsidiary of the Borrower and (ii) James E. Dunnington, M.D. may hold one share of AmeriPath Kentucky, Inc., so long as the Shareholders' Agreement among Dr. Dunnington, the Company and AmeriPath Kentucky, Inc. remains in full force and effect.

                          6.13.2.      No Restrictions on Subsidiary
                 Distributions. Except for this Agreement and the Credit Documents, neither the Borrower nor any of its Subsidiaries shall enter into or be bound by any agreement (including covenants requiring the maintenance of specified amounts of net worth or working capital) restricting the right of any Subsidiary to make Distributions or extensions of credit to the Borrower (directly or indirectly through another Subsidiary).

                 6.14. Voluntary Prepayments of Other Indebtedness. Neither the Borrower nor any of its Subsidiaries shall make any voluntary prepayment of principal of or interest on any Financing Debt (other than the Credit Obligations) or make any voluntary redemptions or repurchases of Financing Debt (other than the Credit Obligations) without the prior written consent of the Required Lenders; provided, however that the Borrower may make a voluntary prepayment of the principal of, premium, if any, and interest on the 8% Senior Subordinated Notes and the 10% Junior Subordinated Notes, so long as immediately before and after giving effect to such payment, no Default shall exist.

                 6.15. Derivative Contracts. Neither the Borrower nor any of its Subsidiaries shall enter into any Interest Rate Protection Agreement, foreign currency exchange contract or other financial or commodity derivative contracts except to provide hedge protection for an underlying economic transaction in the ordinary course of business.

                 6.16. Negative Pledge Clauses. Neither the Borrower nor any of its Subsidiaries shall enter into any agreement, instrument, deed or lease which prohibits or limits the ability of such Obligor to create, incur, assume or suffer to exist any Lien upon any of their respective properties, assets or revenues, whether now owned or hereafter acquired, or which requires the grant of any collateral for such obligation if collateral is granted for another obligation, except the following:

                          6.16.1.      This Agreement and the other Credit
                 Documents.

                          6.16.2. Covenants in documents creating Liens permitted by Section 6.8 prohibiting further Liens on the assets encumbered thereby.

                 6.17. ERISA, etc. Each of the Borrower and its Subsidiaries shall comply, and shall cause all ERISA Group Persons to comply, in all material respects, with the provisions of ERISA and the Code applicable to each Plan. Each of the Borrower and its Subsidiaries shall meet, and shall cause all ERISA Group Persons to meet, all minimum funding requirements applicable to them with respect to any Plan pursuant to section 302 of ERISA or section 412 of the Code, without giving effect to any waivers of such requirements or extensions of the related amortization periods which may be granted. At no time shall the Accumulated Benefit Obligations under any Plan that is not a Multiemployer Plan exceed the fair market value of the assets of such Plan allocable to such benefits by more than $250,000. The Borrower and its Subsidiaries shall not withdraw, and shall cause all other ERISA Group Persons not to withdraw, in whole or in part, from any Multiemployer Plan so as to give rise to withdrawal liability exceeding $250,000 in the aggregate. At no time shall the actuarial present value of unfunded liabilities for post-employment health care benefits, whether or not provided under a Plan, calculated in a manner consistent with Statement No. 106 of the Financial Accounting Standards Board, exceed $500,000.

                 6.18. Transactions with Affiliates. Except with respect to transactions set forth on Exhibit 6.18, neither the Borrower nor any of its Subsidiaries shall effect any transaction with any of their respective Affiliates (except for the Borrower and its Subsidiaries) on a basis less favorable to the Borrower and its Subsidiaries than would be the case if such transaction had been effected with a non-Affiliate.

                 6.19. Interest Rate Protection. Within 90 days after the Initial Closing Date, the Borrower shall obtain and keep in effect one or more Interest Rate Protection Agreements, each in form and substance reasonably satisfactory to the Agent, covering at least $30,000,000, in each case for an aggregate period of not less than two years.

                 6.20.    Environmental Laws.

                          6.20.1. Compliance with Law and Permits. Each of the Borrower and its Subsidiaries shall use and operate all of their respective facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws.

                          6.20.2. Notice of Claims, etc. Each of the Borrower and its Subsidiaries shall immediately notify the Agent, and provide copies upon receipt, of all written claims, complaints, notices or inquiries from governmental authorities relating to the condition of its facilities and properties or compliance with Environmental Laws, and shall promptly cure and have dismissed with prejudice to the satisfaction of the Agent any actions and proceedings relating to compliance with Environmental Laws.

                 6.21. Capital Expenditures. The Borrower and its Subsidiaries will not make Capital Expenditures in any fiscal year which in the aggregate exceed 4% of the net revenues of the Borrower and its Subsidiaries on a Consolidated basis as determined in accordance with GAAP, for such fiscal year, other than with respect to the purchase of assets in connection with a Permitted Acquisition.

7. Representations and Warranties. In order to induce the Lenders to extend credit to the Borrower hereunder, each of the Borrower and its Subsidiaries as are party hereto from time to time jointly and severally represents and warrants as follows:

                 7.1.     Organization and Business.

                          7.1.1. The Borrower. The Borrower is a duly organized and validly existing corporation, in good standing under the laws of Delaware with all power and authority, corporate or otherwise, necessary to (a) enter into and perform this Agreement and each other Credit Document to which it is party, (b) grant the Agent for the benefit of the

                 Lenders the security interests in the Credit Security owned by it to secure the Credit Obligations and (c) own its properties and carry on the business now conducted or proposed to be conducted by it. Certified copies of the Charter and By-laws of the Borrower have been previously delivered to the Agent and are correct and complete. Exhibit 7.1, as from time to time hereafter supplemented in accordance with Sections 6.4.1 and 6.4.2, sets forth, as of the later of the date hereof or as of the end of the most recent fiscal quarter for which financial statements are required to be furnished in accordance with such Sections, (i) the jurisdiction of incorporation of the Borrower, (ii) the address of the Borrower's principal executive office and chief place of business, (iii) each name, including any trade name, under which the Borrower conducts its business and (iv) the jurisdictions in which the Borrower keeps tangible personal property.

                          7.1.2. Subsidiaries. Each Subsidiary of the Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, with all power and authority, corporate or otherwise, necessary to (a) enter into and perform this Agreement and each other Credit Document to which it is party,
                 (b) guarantee the Credit Obligations, (c) grant the Lenders the security interest in the Credit Security owned by such Subsidiary to secure the Credit Obligations and (d) own its properties and carry on the business now conducted or proposed to be conducted by it. Certified copies of the Charter and By-laws of each Subsidiary of the Borrower have been previously delivered to the Agent and are correct and complete. Exhibit 7.1, as from time to time hereafter supplemented in accordance with Sections 6.4.1 and 6.4.2, sets forth, as of the later of the date hereof or as of the end of the most recent fiscal quarter for which financial statements are required to be furnished in accordance with such Sections,
                 (i) the name and jurisdiction of organization of each Subsidiary of the Borrower, (ii) the address of the chief executive office and principal place of business of each such Subsidiary, (iii) each name under which each such Subsidiary conducts its business; (iv) each jurisdiction in which each such Subsidiary keeps tangible personal property, and (v) the number of authorized and issues shares and ownership of each such Subsidiary.

                          7.1.3. Qualification. Each of the Borrower and its Subsidiaries is duly and legally qualified to do business as a foreign corporation or other entity and is in good standing in each state or jurisdiction in which such qualification is required and is duly authorized, qualified and licensed under all laws, regulations, ordinances or orders of public authorities, or otherwise, to carry on its business in the places and in the manner in which it is conducted, except for failures to be so qualified, authorized or licensed which would not in the aggregate result, or create a material risk of resulting, in any Material Adverse Change.

                          7.1.4. Capitalization. No options, warrants, conversion rights, preemptive rights or other statutory or contractual rights to purchase shares of capital stock or other securities of any Subsidiary, now exist, nor has any Subsidiary authorized any such right, nor is any Subsidiary obligated in any other manner to issue shares of its capital stock or other securities. Attached as Exhibit 7.1.4. is a list of the holders of all the outstanding capital stock of the Borrower together with the number of shares so held.

                 7.2. Financial Statements and Other Information; Material Agreements.

                          7.2.1.      Financial Statements and Other
                 Information. The Borrower has previously furnished to the Lenders copies of the following:

                          (a) The audited Consolidated balance sheets of the Borrower and its Subsidiaries as of December 31, 1996 and the audited statements of income, of changes in shareholders' equity and of cash flows of the Borrower and its Subsidiaries for the fiscal year of the Borrower then ended.

                          (b) The unaudited balance sheets of the Borrower and its Subsidiaries on a Consolidated basis as of March 31, 1997 and the unaudited statements of income, of changes in shareholders' equity and of cash flows of the Company and its Subsidiaries on a Consolidated basis for the portion of the fiscal year then ended.

                          (c) Calculations demonstrating pro forma compliance with the Computation Covenants as of the end of the most recent quarter, as applicable, preceding the date hereof.

                          The audited financial statements (including the notes
                 thereto) referred to in clause (a) above were prepared in accordance with GAAP and fairly present the financial position of the Borrower and its Subsidiaries on a Consolidated basis at the date thereof and the results of their operations for the periods covered thereby. The unaudited financial statements referred to in clause (b) above were prepared in accordance with GAAP and fairly present the financial position of the Borrower and its Subsidiaries on a Consolidated basis at the respective dates thereof and the results of their operations for the periods covered thereby, subject to normal year-end audit adjustment and the addition of footnotes in the case of interim financial statements. Neither the Borrower nor any of its Subsidiaries has any known contingent liability material to the Borrower and its Subsidiaries on a Consolidated basis which is not reflected in the balance sheets referred to in clauses (a) or (b) above (or delivered pursuant to Sections 6.4.1 or 6.4.2) or in the notes thereto.

                          In the Borrower's judgment, the financial and
                 operational projections referred to in clause (c) above constitute a reasonable basis as of the Initial Closing Date for the assessment of the future performance of the Borrower and its Subsidiaries during the periods indicated therein, it being understood that any projected financial information represents an estimate, based on various assumptions, of future results of operations which may or may not in fact occur.

                          7.2.2. Material Agreements. The Borrower has previously furnished to the Lenders correct and complete copies, including all exhibits, schedules and amendments thereto, of the agreements, each as in effect on the date hereof, listed in Exhibit 7.2.2 (the "Material Agreements").

                 7.3. Agreements Relating to Financing Debt, Investments, etc. Exhibit 7.3, as from time to time hereafter supplemented in accordance with Sections 6.4.1 and 6.4.2, sets forth (a) the amounts (as of the dates indicated in Exhibit 7.3, as so supplemented) of all Financing Debt of the Borrower and its Subsidiaries and all agreements which relate to such Financing Debt, (b) all Liens and Guarantees with respect to such Financing Debt and (c) all agreements which directly or indirectly require the Borrower or any Subsidiary to make any Investment. The Borrower has furnished the Lenders with correct and complete copies of any agreements described in clauses (a), (b) and
(c) above requested by the Required Lenders.

                 7.4. Changes in Condition. Since December 31, 1996 no Material Adverse Change has occurred and between December 31, 1996 and the date hereof, except as set forth in Exhibit 7.4, neither the Borrower nor any of its Subsidiaries has entered into any material transaction outside the ordinary course of business except for the transactions contemplated by or otherwise permitted or authorized pursuant to this Agreement and the Material Agreements.

                 7.5. Title to Assets. The Borrower and its Subsidiaries have good and marketable title to, or rights to use under lease all assets necessary for or used in the operations of their business as now conducted by them and reflected in the most recent balance sheet referred to in Section
7.2.1 (or the balance sheet most recently furnished to the Lenders pursuant to Sections 6.4.1 or 6.4.2), and to all assets acquired subsequent to the date of such balance sheet, subject to no Liens except for Liens permitted by Section
6.8 and except for assets disposed of as permitted by Section 6.11.

                 7.6. Operations in Conformity With Law, etc. The operations of the Borrower and its Subsidiaries as now conducted or proposed to be conducted are not in violation of, nor is the Borrower or any of its Subsidiaries in default under, any Legal Requirement presently in effect, except for such violations and defaults as do not and will not, in the aggregate, result, or create a material risk of resulting, in any Material Adverse Change. Neither the Borrower nor any of its Subsidiaries has received notice of any such violation or default or has knowledge of any basis on which the operations of the Borrower or its Subsidiaries, as now conducted and as currently proposed to be conducted after the date hereof, would be held so as to violate or to give rise to any such violation or default.

                 7.7. Litigation. Except as otherwise set forth in Exhibit 7.7, no litigation, at law or in equity, or any proceeding before any court, board or other governmental or administrative agency or any arbitrator is pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened which may involve any material risk of any final judgment, order or liability which, after giving effect to any applicable insurance, has resulted, or creates a material risk of resulting, in any Material Adverse Change or which seeks to enjoin the consummation, or which questions the validity, of any of the transactions contemplated by this Agreement or any other Credit Document. No judgment, decree or order of any court, board or other governmental or administrative agency or any arbitrator has been issued against or binds the Borrower or any of Subsidiaries which has resulted, or creates a material risk of resulting, in any Material Adverse Change.

                 7.8. Authorization and Enforceability. Each of the Obligors has taken all corporate action required to execute, deliver and perform this Agreement and each other Credit Document to which it is party. No consent of stockholders of any Obligor is necessary in order to authorize the execution, delivery or performance of this Agreement or any other Credit Document to which such Obligor is party. Each of this Agreement and each other Credit Document constitutes the legal, valid and binding obligation of each Obligor party thereto and is enforceable against such Obligor in accordance with its terms.

                 7.9. No Legal Obstacle to Agreements. Neither the execution and delivery of this Agreement or any other Credit Document, nor the making of any borrowings hereunder, nor the guaranteeing of the Credit Obligations, nor the securing of the Credit Obligations with the Credit Security, nor the consummation of any transaction referred to in or contemplated by this Agreement or any other Credit Document, nor the fulfillment of the terms hereof or thereof or of any other agreement, instrument, deed or lease contemplated by this Agreement or any other Credit Document, has constituted or resulted in or will constitute or result in:

                          (a) any breach or termination of the provisions of any agreement, instrument, deed or lease to which the Borrower, any of its Subsidiaries or any other Obligor is a party or by which it is bound, or of the Charter or By-laws of the Borrower, any of its Subsidiaries or any other Obligor;

                          (b) the violation of any law, statute, judgment, decree or governmental order, rule or regulation applicable to the Borrower, any of its Subsidiaries or any other Obligor;

                          (c)      the creation under any agreement,
                 instrument, deed or lease of any Lien (other than Liens on the Credit Security which secure the Credit Obligations) upon any of the assets of the Borrower, any of its Subsidiaries or any other Obligor; or

                          (d)      any redemption, retirement or other
                 repurchase obligation of the Borrower, any of its Subsidiaries or any other Obligor under any Charter, By-law, agreement, instrument, deed or lease.

No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Borrower, any of its Subsidiaries or any other Obligor in connection with the execution, delivery and performance of this Agreement, the Notes or any other Credit Document, the transactions contemplated hereby or thereby, the making of any borrowing hereunder, the guaranteeing of the Credit Obligations or the securing of the Credit Obligations with the Credit Security.

                 7.10. Defaults. Neither the Borrower nor any of its Subsidiaries is in default under any provision of its Charter or By-laws or of this Agreement or any other Credit Document. Neither the Borrower nor any of its Subsidiaries is in default under any provision of any agreement, instrument, deed or lease to which it is party or by which it or its property is bound. Neither the Borrower nor any of its Subsidiaries has violated any law, judgment, decree or governmental order, rule or regulation, in each case so as to result, or create a material risk of resulting, in any Material Adverse Change.

                 7.11. Licenses, etc. The Borrower and its Subsidiaries have all patents, patent applications, patent licenses, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, licenses, franchises, permits, authorizations and other rights as are necessary for the conduct of the business of the Borrower and its Subsidiaries as now conducted by them. All of the foregoing are in full force and effect in all material respects, and each of the Borrower and its Subsidiaries is in substantial compliance with the foregoing without any known conflict with the valid rights of others which has resulted, or creates a material risk of resulting, in any Material Adverse Change. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such license, franchise or other right or which affects the rights of any of the Borrower and its Subsidiaries thereunder so as to result, or to create a material risk of resulting, in any Material Adverse Change. No litigation or other proceeding or dispute exists with respect to the validity or, where applicable, the extension or renewal, of any of the foregoing which has resulted, or creates a material risk of resulting, in any Material Adverse Change.

                 7.12. Tax Returns. Each of the Borrower and its Subsidiaries has filed all material tax and information returns which are required to be filed by it and has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to such returns or to any assessment received by it. Neither the Borrower nor any of its Subsidiaries knows of any material additional assessments or any basis therefor. Neither the Borrower nor any of its Subsidiaries reasonably believes that the charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are adequate.

                 7.13.    Certain Business Representations.

                          7.13.1.      Labor Relations.  No dispute or
                 controversy between the Borrower or any of its Subsidiaries and any of their respective employees has resulted, or is reasonably likely to result, in any Material Adverse Change, and neither the Borrower nor any of its Subsidiaries anticipates that its relationships with its unions or employees will result, or are reasonably likely to result, in any Material Adverse Change. Each of the Borrower and its Subsidiaries is in compliance in all material respects with all federal and state laws with respect to (a) non-discrimination in employment with which the failure to comply, in the aggregate, has resulted, or creates a material risk of resulting, in a Material Adverse Change and (b) the payment of wages.

                          7.13.2.      Antitrust.   Each of the Borrower and
                 its Subsidiaries is in compliance in all material respects with all federal and state antitrust laws relating to its business and the geographic concentration of its business.

                          7.13.3.      Consumer Protection.   Neither the
                 Borrower nor any of its Subsidiaries is in violation of any rule, regulation, order, or interpretation of any rule, regulation or order of the Federal Trade Commission (including truth-in-lending), with which the failure to comply, in the aggregate, has resulted, or creates a material risk of resulting, in a Material Adverse Change.

                          7.13.4. Burdensome Obligations. Neither the Borrower nor any of its Subsidiaries is party to or bound by any agreement, instrument, deed or lease or is subject to any Charter, By-law or other restriction, commitment or requirement which, in the opinion of the management of such Person, is so unusual or burdensome as in the foreseeable future to result, or create a material risk of resulting, in a Material Adverse Change.

                          7.13.5. Future Expenditures. Neither the Borrower nor any of its Subsidiaries anticipate that the future expenditures, if any, by the Borrower and its Subsidiaries needed to meet the provisions of any federal, state or foreign governmental statutes, orders, rules or regulations will be so burdensome as to result, or create a material risk of resulting, in any Material Adverse Change.

                 7.14.    Environmental Regulations.

                          7.14.1. Environmental Compliance. Each of the Borrower and its Subsidiaries is in compliance in all material respects with the Clean Air Act, the Federal Water Pollution Control Act, the Marine Protection Research and Sanctuaries Act, RCRA, CERCLA and any other Environmental Law in effect in any jurisdiction in which any properties of the Borrower and its Subsidiaries are located or where any of them conducts its business, and with all applicable published rules and regulations (and applicable standards and requirements) of the federal Environmental Protection Agency and of any similar agencies in states or foreign countries in which the Borrower and its Subsidiaries conduct their businesses other than those which in the aggregate have not resulted, and do not create a material risk of resulting, in a Material Adverse Change.

                          7.14.2. Environmental Litigation. No suit, claim, action or proceeding of which any Obligor has been given notice or otherwise has knowledge is now pending before any court, governmental agency or board or other forum, or to any Obligor's knowledge, threatened by any Person (nor to any Obligor's knowledge, does any factual basis exist therefor) for, and none of the Obligors have received written correspondence from any federal, state or local governmental authority with respect to:

                          (a) noncompliance by any Obligor with any Environmental Law;

                          (b) personal injury, wrongful death or other tortious conduct relating to materials, commodities or products used, generated, sold, transferred or manufactured by any Obligor (including products made of, containing or incorporating asbestos, lead or other hazardous materials, commodities or toxic substances); or

                          (c) the release into the environment by any Obligor of any Hazardous Material generated by any Obligor whether or not occurring at or on a site owned, leased or operated by any Obligor.

                          7.14.3. Environmental Condition of Properties. None of the properties owned or leased by any Obligor has been used as a treatment, storage or disposal site, other than as disclosed in Exhibit 7.14. No Hazardous Material is present in any real property currently or formerly owned or operated by any Obligor except that which has not resulted, and does not create a material risk of resulting, in a Material Adverse Change.

                 7.15.    Pension Plans.  Each Plan (other than a Multiemployer
Plan) and, to the knowledge of each of the Borrower and its Subsidiaries, each Multiemployer Plan is in material compliance with the applicable provisions of ERISA and the Code. Each Multiemployer Plan and each Plan that constitutes a "defined benefit plan" (as defined in ERISA) are set forth in Exhibit 7.15. Each ERISA Group Person has met all of the funding standards applicable to all Plans that are not Multiemployer Plans, and no condition exists which would permit the institution of proceedings to terminate any Plan that is not a Multiemployer Plan under section 4042 of ERISA. To the best knowledge of the Borrower and each of its Subsidiaries, no Plan that is a Multiemployer Plan is currently insolvent or in reorganization or has been terminated within the meaning of ERISA.

                 7.16. Acquisition Agreement, etc. Each Acquisition Agreement is a valid and binding contract as to the Borrower and each Subsidiary party thereto and, to the best of the Borrower's knowledge, as to the Sellers party thereto. The Borrower is not in default in any material respect of its obligations under any Acquisition Agreement and, to the best of the Borrower's knowledge, the Sellers party thereto are not in default in any material respect of any of their obligations thereunder. The representations and warranties of the Borrower set forth in each Acquisition Agreement are true and correct in all material respect as of the date hereof with the same force and effect as though made on and as of the date hereof. To the best of the Borrower's knowledge all of the representations and warranties of the Sellers set forth in each Acquisition Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though made on and as of the date hereof.

                 7.17. Foreign Trade Regulations; Government Regulation; Margin Stock.

                          7.17.1. Foreign Trade Regulations. Neither the execution and delivery of this Agreement or any other Credit Document, nor the making by the Borrower of any borrowings hereunder, nor the guaranteeing of the Credit Obligations by any Guarantor, nor the securing of the Credit Obligations with the Credit Security, has constituted or resulted in or will constitute or result in the violation of any Foreign Trade Regulation.

                          7.17.2. Government Regulation. Neither the Borrower nor any Subsidiary, nor any Person controlling the Borrower or any of its Subsidiaries or under common control with the Borrower or any of its Subsidiaries, is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act, the Interstate Commerce Act or any statute or regulation which regulates the incurring by the Borrower or any of its Subsidiaries of Financing Debt as contemplated by this Agreement and the other Credit Documents.

                          7.17.3. Margin Stock. Neither the Borrower nor any of its Subsidiaries owns any Margin Stock.

                 7.18. Disclosure. Neither this Agreement nor any other Credit Document to be furnished to the Lenders by or on behalf of the Borrower or any of its Subsidiaries in connection with the transactions contemplated hereby or by such Credit Document contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. No fact is actually known to Borrower or any of its Subsidiaries which has resulted, or in the future (so far as the Borrower or any of its Subsidiaries can reasonably foresee) will result, or creates a material risk of resulting, in any Material Adverse Change, except to the extent that present or future general economic conditions may result in a Material Adverse Change.

8.               Defaults.

                 8.1. Events of Default. The following events are referred to as "Events of Default":

                          8.1.1. Payment. The Borrower shall fail to make any payment in respect of: (a) interest or any fee on or in respect of any of the Credit Obligations owed by it as the same shall become due and payable, and such failure shall continue for a period of three Banking Days, or (b) any Credit Obligation with respect to payments made by any Letter of Credit Issuer under any Letter of Credit or any draft drawn thereunder within three Banking Days after demand therefor by such Letter of Credit Issuer or (c) principal of any of the Credit Obligations owed by it as the same shall become due, whether at maturity or by acceleration or otherwise.

                          8.1.2. Specified Covenants. The Borrower or any of its Subsidiaries shall fail to perform or observe any of the provisions of Section 6.4.5 or Sections 6.5 through 6.21.

                          8.1.3. Other Covenants. The Borrower, any of its Subsidiaries or any other Obligor shall fail to perform or observe any other covenant, agreement or provision to be performed or observed by it under this Agreement or any other Credit Document, and such failure shall not be rectified or cured to the written satisfaction of the Required Lenders within 30 days after the earlier of (a) notice thereof by the Agent to the Borrower or (b) a Financial Officer shall have actual knowledge thereof.

                          8.1.4. Representations and Warranties. Any representation or warranty of or with respect to the Borrower or any of its Subsidiaries or any other Obligor made to the Lenders or the Agent in, pursuant to or in connection with this Agreement or any other Credit Document shall be materially false on the date as of which it was made.

                          8.1.5.      Cross Default, etc.

                          (a) The Borrower or any of Subsidiaries shall fail to make any payment when due (after giving effect to any applicable grace periods) in respect of any Capitalized Lease or in respect of any Financing Debt (other than the Credit Obligations) outstanding in an aggregate amount of principal (whether or not due) and accrued interest exceeding $250,000;

                          (b) the Borrower or any of its Subsidiaries shall fail to perform or observe the terms of any agreement or instrument relating to any Capitalized Lease or any Financing Debt (other than the Credit Obligations) outstanding in an aggregate amount of principal (whether or not due) and accrued interest exceeding $250,000, and such failure shall continue, without having been duly cured, waived or consented to, beyond the period of grace, if any, specified in such agreement or instrument, and such failure shall permit the acceleration of such Financing Debt or Capitalized Lease;

                          (c) all or any part of any Financing Debt (other than the Credit Obligations) outstanding in an aggregate amount of principal (whether or not due) and accrued interest exceeding $250,000 of the Borrower or any of its Subsidiaries shall be accelerated or shall become due or payable prior to its stated maturity (except with respect to voluntary prepayments thereof) for any reason whatsoever;

                          (d) any Lien on any property of the Borrower or any of its Subsidiaries securing any Financing Debt (other than the Credit Obligations) outstanding in an aggregate amount of principal (whether or not due) and accrued interest exceeding $250,000 shall be enforced by foreclosure or similar action; or

                          (e) any holder of any Financing Debt (other than the Credit Obligations) outstanding in an aggregate amount of principal (whether or not due) and accrued interest exceeding $250,000 shall exercise any right of rescission or put right with respect thereto.

                          8.1.6. Ownership; Liquidation; etc. Except as permitted by either Section 6.11 or Section 6.13:

                          (a) the Borrower shall cease to own, directly or indirectly, all the capital stock of each of its Subsidiaries;

                          (b) any transaction or series of transactions shall occur as a result of which the Persons listed on Exhibit
                 8.1.6 shall collectively cease to beneficially own, in the aggregate, (A) at any time prior to consummation of the initial public offering of the common stock of the Company,
                 (i) preferred stock and/or (ii) common stock representing or convertible into at least 51% of the fully diluted equity of the Company or (B) at any time after the consummation of the initial public offering of the Company's common stock, a greater amount of the Company's capital stock entitled to vote than the aggregate amount of the Company's capital stock entitled to vote held by any other beneficial owner (as such term is defined in Rule 13d-3 or any other successor rule or regulation promulgated under the Exchange Act).

                          (c) the Borrower, any of its Subsidiaries or any other Obligor shall initiate any action to dissolve, liquidate or otherwise terminate its existence.

                          8.1.7. Enforceability, etc. Any Credit Document shall cease for any reason (other than the scheduled termination thereof in accordance with its terms) to be enforceable in accordance with its terms or in full force and effect; or the Borrower, any of its Subsidiaries or any other Obligor in respect of any Credit Document shall so assert in a judicial or similar proceeding; or the security interests created by this Agreement or any other Credit Documents shall cease to be enforceable and of the same effect and priority purported to be created hereby.

                          8.1.8. Judgments. A final judgment (a) which, with other outstanding final judgments against the Borrower or any of its Subsidiaries, exceeds an aggregate of

                 $100,000 in excess of applicable insurance coverage shall be rendered against the Borrower or any of its Subsidiaries, or
                 (b) which grants injunctive relief that results, or creates a material risk of resulting, in a Material Adverse Change and in either case if, (i) within 60 days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal or (ii) within 60 days after the expiration of any such stay, such judgment shall not have been discharged.

                          8.1.9. ERISA. Any "reportable event" (as defined in section 4043 of ERISA) shall have occurred that reasonably could be expected to result in termination of a Material Plan or the appointment by the appropriate United States District Court of a trustee to administer any Material Plan or the imposition of a Lien in favor of a Material Plan; or any ERISA Group Person shall fail to pay when due amounts aggregating in excess of $100,000 which it shall have become liable to pay to the PBGC or to a Material Plan under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any ERISA Group Person or administrator; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding shall be instituted by a fiduciary of any Material Plan against any ERISA Group Person to enforce section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated.

                          8.1.10. Bankruptcy, etc. The Borrower, any of its Subsidiaries or any other Obligor shall:

                          (a)      commence a voluntary case under the
                 Bankruptcy Code or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

                          (b) (i) have filed against it a petition commencing an involuntary case under the Bankruptcy Code that shall not have been dismissed within 60 days after the date on which such petition is filed, or (ii) file an answer or other pleading within such 60-day period admitting or failing to deny the material allegations of such a petition or seeking, consenting to or acquiescing in the relief therein provided, or (iii) have entered against it an order for relief in any involuntary case commenced under the Bankruptcy Code;

                          (c) seek relief as a debtor under any applicable law, other than the Bankruptcy Code, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief;

                          (d) have entered against it an order by a court of competent jurisdiction (i) finding it to be bankrupt or insolvent, (ii) ordering or approving its liquidation or reorganization as a debtor or any modification or alteration of the rights of its creditors or (iii) assuming custody of, or appointing a receiver or other custodian for, all or a substantial portion of its property; or

                          (e) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint, or consent to the appointment of, or suffer to exist a receiver or other custodian for, all or a substantial portion of its property.

                 8.2. Certain Actions Following an Event of Default. If any one or more Events of Default shall occur and be continuing, then in each and every such case:

                          8.2.1. Terminate Obligation to Extend Credit. The Agent on behalf of the Lenders may (and upon written request of the Lenders holding at least one-third of the Aggregate Percentage Interests in the Loan the Agent shall) terminate the obligations of the Lenders to make any further extensions of credit under the Credit Documents by furnishing notice of such termination to the Borrower.

                          8.2.2. Specific Performance; Exercise of Rights. The Agent on behalf of the Lenders may (and upon written request of the Lenders holding at least one-third of the Aggregate Percentage Interests in the Loan the Agent shall) proceed to protect and enforce the Lenders' rights by suit in equity, action at law and/or other appropriate proceeding, either for specific performance of any covenant or condition contained in this Agreement or any other Credit Document or in any instrument or assignment delivered to the Lenders pursuant to this Agreement or any other Credit Document, or in aid of the exercise of any power granted in this Agreement or any other Credit Document or any such instrument or assignment.

                          8.2.3. Acceleration. The Agent on behalf of the Lenders may (and upon written request of the Lenders holding at least one-third of the Aggregate Percentage Interests in the Loan the Agent shall) by notice in writing to the Borrower
                 (a) declare all or any part of the unpaid balance of the Credit Obligations then outstanding to be immediately due and payable, and (b) require the Borrower immediately to deposit with the Agent in cash an amount equal to the then Letter of Credit Exposure (which cash shall be held and applied as provided in Section 4.5), and thereupon such unpaid balance or part thereof and such amount equal to the Letter of Credit Exposure shall become so due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived; provided, however, that if a Bankruptcy Default shall have occurred, the unpaid balance of the Credit Obligations shall automatically become immediately due and payable.

                          8.2.4. Enforcement of Payment; Credit Security; Setoff. The Agent on behalf of the Lenders may (and upon written request of the Lenders holding at least one-third of the Aggregate Percentage Interests in the Loan the Agent shall) proceed to enforce payment of the Credit Obligations in such manner as it may elect, to cancel, or instruct other Letter of Credit Issuers to cancel, any outstanding Letters of Credit which permit the cancellation thereof and to realize upon any and all rights in the Credit Security. The Lenders may offset and apply toward the payment of the Credit Obligations (and/or toward the curing of any Event of Default) any Indebtedness from the Lenders to the respective Obligors, including any Indebtedness represented by deposits in any account maintained with the Lenders, regardless of the adequacy of any security for the Credit Obligations. The Lenders shall have no duty to determine the adequacy of any such security in connection with any such offset.

                          8.2.5. Cumulative Remedies. To the extent not prohibited by applicable law which cannot be waived, all of the Lenders' rights hereunder and under each other Credit Document shall be cumulative.

                          8.2.6. Exercise of Call Right. The Company shall, upon the reasonable request of the Agent, exercise its rights to purchase the share of stock of AmeriPath Kentucky, Inc. owned by James E. Dunnington, M.D. pursuant to Section 3 of the Shareholders' Agreement among AmeriPath Kentucky, Inc., James E. Dunnington, M.D. and the Company.

                 8.3. Annulment of Defaults. Any Default or Event of Default shall be deemed not to exist or to have occurred for any purpose of the Credit Documents if the Required Lenders or the Agent (with the consent of the Required Lenders) shall have waived such Default or Event of Default in writing, stated in writing that the same has been cured to such Lenders' reasonable satisfaction or entered into an amendment to this Agreement which by its express terms cures such Event of Default, at which time such Event of Default shall no longer be deemed to exist or to have continued. No such action by the Lenders or the Agent shall extend to or affect any subsequent Event of Default or impair any rights of the Lenders upon the occurrence thereof. The making of any extension of credit during the existence of any Default or Event of Default shall not constitute a waiver thereof.

                 8.4. Waivers. To the extent that such waiver is not prohibited by the provisions of applicable law that cannot be waived, each of the Borrower and the other Obligors waives:

                          (a) all presentments, demands for performance, notices of nonperformance (except to the extent required by this Agreement or any other Credit Document), protests, notices of protest and notices of dishonor;

                          (b) any requirement of diligence or promptness on the part of any Lender in the enforcement of its rights under this Agreement, the Notes or any other Credit Document;

                          (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law; and

                          (d) any defense (other than indefeasible payment in full) which it may now or hereafter have with respect to its liability under this Agreement, the Notes or any other Credit Document or with respect to the Credit Obligations.

9.               Guarantees.

                 9.1. Guarantees of Credit Obligations. Each Guarantor unconditionally jointly and severally guarantees that the Credit Obligations will be performed and will be paid in full in immediately available funds when due and payable, whether at the stated or accelerated maturity thereof or otherwise, this guarantee being a guarantee of payment and not of collectability and being absolute and in no way conditional or contingent. In the event any part of the Credit Obligations shall not have been so paid in full when due and payable, each Guarantor will, immediately upon notice by the Agent or, without notice, immediately upon the occurrence of a Bankruptcy Default, pay or cause to be paid to the Agent for the account of each Lender in accordance with the Lenders' respective Aggregate Percentage Interests in the Loan the amount of such Credit Obligations which are then due and payable and unpaid. The obligations of each Guarantor hereunder shall not be affected by the invalidity, unenforceability or irrecoverability of any of the Credit Obligations as against any other Obligor, any other guarantor thereof or any other Person. For purposes hereof, the Credit Obligations shall be due and payable when and as the same shall be due and payable under the terms of this Agreement or any other Credit Document notwithstanding the fact that the collection or enforcement thereof may be stayed or enjoined under the Bankruptcy Code or other applicable law.

                 9.2. Continuing Obligation. Each Guarantor acknowledges that the Lenders and the Agent have entered into this Agreement (and, to the extent that the Lenders or the Agent may enter into any future Credit Document, will have entered into such agreement) in reliance on this Section 9 being a continuing irrevocable agreement, and such Guarantor agrees that its guarantee may not be revoked in whole or in part. The obligations of the Guarantors hereunder shall terminate when the commitment of the Lenders to extend credit under this Agreement shall have terminated and all of the Credit Obligations have been indefeasibly paid in full in immediately available funds and discharged; provided, however, that:

                          (a) if a claim is made upon the Lenders at any time for repayment or recovery of any amounts or any property received by the Lenders from any source on account of any of the Credit Obligations and the Lenders repay or return any amounts or property so received (including interest thereon to the extent required to be paid by the Lenders) or

                          (b) if the Lenders become liable for any part of such claim by reason of (i) any judgment or order of any court or administrative authority having competent jurisdiction, or
                 (ii) any settlement or compromise of any such claim,

then the Guarantors shall remain liable under this Agreement for the amounts so repaid or property so returned or the amounts for which the Lenders become liable (such amounts being deemed part of the Credit Obligations) to the same extent as if such amounts or property had never been received by the Lenders, notwithstanding any termination hereof or the cancellation of any instrument or agreement evidencing any of the Credit Obligations. Not later than five days after receipt of notice from the Agent, the Guarantors shall jointly and severally pay to the Agent an amount equal to the amount of such repayment or return for which the Lenders have so become liable. Payments hereunder by a Guarantor may be required by the Agent on any number of occasions.

                 9.3. Waivers with Respect to Credit Obligations. Except to the extent expressly required by this Agreement or any other Credit Document, each Guarantor waives, to the fullest extent permitted by the provisions of applicable law, all of the following (including all defenses, counterclaims and other rights of any nature based upon any of the following):

                          (a) presentment, demand for payment and protest of nonpayment of any of the Credit Obligations, and notice of protest, dishonor or nonperformance;

                          (b) notice of acceptance of this guarantee and notice that credit has been extended in reliance on the Guarantor's guarantee of the Credit Obligations;

                          (c) notice of any Default or of any inability to enforce performance of the obligations of the Company or any other Person with respect to any Credit Document, or notice of any acceleration of maturity of any Credit Obligations;

                          (d) demand for performance or observance of, and any enforcement of any provision of, the Credit Obligations, this Agreement or any other Credit Document or any pursuit or exhaustion of rights or remedies with respect to any Credit Security or against the Company or any other Person in respect of the Credit Obligations or any requirement of diligence or promptness on the part of the Agent or the Lenders in connection with any of the foregoing;

                          (e) any act or omission on the part of the Agent or the Lenders which may impair or prejudice the rights of the Guarantor, including rights to obtain subrogation, exoneration, contribution, indemnification or any other reimbursement from the Company or any other Person, or otherwise operate as a deemed release or discharge;

                          (f) failure or delay to perfect or continue the perfection of any security interest in any Credit Security or any other action which harms or impairs the value of, or any failure to preserve or protect the value of, any Credit Security;

                          (g) any statute of limitations or any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than the obligation of the principal;

                          (h) any "single action" or "anti-deficiency" law which would otherwise prevent the Lenders from bringing any action, including any claim for a deficiency, against the Guarantor before or after the Agent's or the Lenders' commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or any other law which would otherwise require any election of remedies by the Agent or the Lenders;

                          (i) all demands and notices of every kind with respect to the foregoing; and

                          (j) to the extent not referred to above, all defenses (other than payment) which the Company may now or hereafter have to the payment of the Credit Obligations, together with all suretyship defenses, which could otherwise be asserted by such Guarantor.

Each Guarantor represents that it has obtained the advice of counsel as to the extent to which suretyship and other defenses may be available to it with respect to its obligations hereunder in the absence of the waivers contained in this Section 9.3.

         No delay or omission on the part of the Agent or the Lenders in exercising any right under this Agreement or any other Credit Document or under any guarantee of the Credit Obligations or with respect to the Credit Security shall operate as a waiver or relinquishment of such right. No action which the Agent or the Lenders or the Company may take or refrain from taking with respect to the Credit Obligations, including any amendments thereto or modifications thereof or waivers with respect thereto, shall affect the provisions of this Agreement or the obligations of the Guarantor hereunder. None of the Lenders' or the Agent's rights shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Obligor, or by any noncompliance by the Company with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof which the Agent or the Lenders may have or otherwise be charged with.

                 9.4. Lenders' Power to Waive, etc. Each Guarantor grants to the Lenders full power in their discretion, without notice to or consent of such Guarantor, such notice and consent being expressly waived to the fullest extent permitted by applicable law, and without in any way affecting the liability of the Guarantor under its guarantee hereunder:

                          (a) To waive compliance with, and any Default under, and to consent to any amendment to or modification or termination of any terms or provisions of, or to give any waiver in respect of, this Agreement, any other Credit Document, the Credit Security, the Credit Obligations or any guarantee thereof (each as from time to time in effect);

                          (b) To grant any extensions of the Credit Obligations (for any duration), and any other indulgence with respect thereto, and to effect any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of the Obligors or any other Person in respect of the Credit Obligations, whether or not rights against the Guarantor under this Agreement are reserved in connection therewith;

                          (c) To take security in any form for the Credit Obligations, and to consent to the addition to or the substitution, exchange, release or other disposition of, or to deal in any other manner with, any part of any property contained in the Credit Security whether or not the property, if any, received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of, and to obtain, modify or release any present or future guarantees of the Credit Obligations and to proceed against any of the Credit Security or such guarantees in any order;

                          (d) To collect or liquidate or realize upon any of the Credit Obligations or the Credit Security in any manner or to refrain from collecting or liquidating or realizing upon any of the Credit Obligations or the Credit Security; and

                          (e) To extend credit under this Agreement, any other Credit Document or otherwise in such amount as the Lenders may determine, including increasing the amount of credit and the interest rate and fees with respect thereto, even though the condition of the Obligors (financial or otherwise on an individual or Consolidated basis) may have deteriorated since the date hereof.

                 9.5.             Information Regarding the Borrower, etc.
Each Guarantor has made such investigation as it deems desirable of the risks undertaken by it in entering into this Agreement and is fully satisfied that it understands all such risks. Each Guarantor waives any obligation which may now or hereafter exist on the part of the Agent or the Lenders to inform it of the risks being undertaken by entering into this Agreement or of any changes in such risks and, from and after the date hereof, each Guarantor undertakes to keep itself informed of such risks and any changes therein. Each Guarantor expressly waives any duty which may now or hereafter exist on the part of the Agent or the Lenders to disclose to the Guarantor any matter related to the business, operations, character, collateral, credit, condition (financial or otherwise), income or prospects of the Borrower or its Affiliates or their properties or management, whether now or hereafter known by the Agent or the Lenders. Each Guarantor represents, warrants and agrees that it assumes sole responsibility for obtaining from the Borrower all information concerning this Agreement and all other Credit Documents and all other information as to the Borrower and its Affiliates or their properties or management as such Guarantor deems necessary or desirable.

                 9.6. Certain Guarantor Representations. Each Guarantor represents that:

                          (a) it is in its best interest and in pursuit of the purposes for which it was organized as an integral part of the business conducted and proposed to be conducted by the Borrower and its Subsidiaries, and reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by them, to induce the Lenders to enter into this Agreement and to extend credit to the Borrower by making the Guarantees contemplated by this
                 Section 9,

                          (b) the credit available hereunder will directly or indirectly inure to its benefit,

                          (c) by virtue of the foregoing it is receiving at least reasonably equivalent value from the Lenders for its Guarantee,

                          (d) it will not be rendered insolvent as a result of entering into this Agreement,

                          (e) after giving effect to the transactions contemplated by this Agreement, it will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as they become absolute and matured,

                          (f) it has, and will have, access to adequate capital for the conduct of its business,

                          (g) it has the ability to pay its debts from time to time incurred in connection with its business as such debts mature, and

                          (h) it has been advised by the Agent that the Lenders are unwilling to enter into this Agreement unless the Guarantees contemplated by this Section 9 are given by it.

                 9.7. Subrogation. Each Guarantor agrees that, until the Credit Obligations are paid in full, it will not exercise any right of reimbursement, subrogation, contribution, offset or other claims against the other Obligors arising by contract or operation of law in connection with any payment made or required to be made by such Guarantor under this Agreement. After the payment in full of the Credit Obligations, each Guarantor shall be entitled to exercise against the Borrower and the other Obligors all such rights of reimbursement, subrogation, contribution and offset, and all such other claims, to the fullest extent permitted by law.

                 9.8. Subordination. Each Guarantor covenants and agrees that, after the occurrence of an Event of Default, all Indebtedness, claims and liabilities then or thereafter owing by the Borrower or any other Obligor to such Guarantor whether arising hereunder or otherwise are subordinated to the prior payment in full of the Credit Obligations and are so subordinated as a claim against such Obligor or any of its assets, whether such claim be in the ordinary course of business or in the event of voluntary or involuntary liquidation, dissolution, insolvency or bankruptcy, so that no payment with respect to any such Indebtedness, claim or liability will be made or received while any Event of Default exists.

                 9.9. Future Subsidiaries; Further Assurances. The Borrower will from time to time cause (a) any present Wholly Owned Subsidiary that is not a Guarantor within 30 days after notice from the Agent or (b) any future Wholly Owned Subsidiary within 30 days after any such Person becomes a Wholly Owned Subsidiary, to join this Agreement as a Guarantor pursuant to a joinder agreement in the form attached hereto as Exhibit 5.2.2. Each Guarantor will, promptly upon the request of the Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments, and take all such action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Section 9.

10.              Security.

                 10.1. Credit Security. As security for the payment and performance of the Credit Obligations, each Obligor mortgages, pledges and collaterally grants and assigns to the Agent for the benefit of the Lenders and the holders from time to time of any Credit Obligation, and creates a security interest in favor of the Agent for the benefit of the Lenders and such holders in, all of such Obligor's right, title and interest in and to (but none of its obligations or liabilities with respect to) the items and types of present and future property described in Sections 10.1.1 through 10.1.14 (subject, however, to Section 10.1.15), whether now owned or hereafter acquired, all of which shall be included in the term "Credit Security":

                          10.1.1. Tangible Personal Property. All goods, machinery, equipment, inventory and all other tangible personal property of any nature whatsoever, wherever located, including raw materials, work in process, finished parts and products, supplies, spare parts, replacement parts, merchandise for resale, computers, tapes, disks and computer equipment.

                          10.1.2. Rights to Payment of Money. All rights to receive the payment of money, including accounts (as defined in the UCC) and receivables, rights to receive the payment of money under contracts, franchises, licenses, permits, subscriptions or other agreements (whether or not earned by performance), and rights to receive payments from any other source (all such rights, other than Financing Debt, being referred to herein as "Accounts").

                          10.1.3. Intangibles. All of the following (to the extent not included in Section 10.1.2): (a) contracts (including the Management Agreements), franchises, licenses, permits, subscriptions and other agreements and all rights thereunder; (b) rights granted by others which permit the Obligor to sell or market items of personal property; (c) United States and foreign common law and statutory copyrights and rights in literary property and rights and licenses thereunder; (d) trade names, United States and foreign trademarks, service marks, any registrations thereof and any related good will; (e) United States and foreign patents and patent applications; (f) computer software, designs, models, know-how, trade secrets, rights in proprietary information, formulae, customer lists, backlog, orders, subscriptions, royalties, catalogues, sales material, documents, good will, inventions and processes; (g) judgments, causes in action and claims, whether or not inchoate, and (h) all other general intangibles (as defined in the UCC) and intangible property and all rights thereunder.

                          10.1.4. Pledged Stock. (a) All shares of capital stock or other evidence of beneficial interest in any corporation, business trust or limited liability company, (b) all limited partnership interests in any limited partnership,
                 (c) all general partnership interests in any general partnership, (d) all joint venture interests in any joint venture and (e) all options, warrants and similar rights to acquire such capital stock or such interests. All such capital stock, interests, options, warrants and other rights are collectively referred to as the "Pledged Stock".

                          10.1.5. Pledged Rights. All rights to receive profits or surplus of, or other Distributions (including income, return of capital and liquidating distributions) from, any partnership or joint venture, including any distributions by any such Person to partners or joint venturers. All such rights are collectively referred to as the "Pledged Rights".

                          10.1.6. Pledged Indebtedness. All Financing Debt from time to time owing to such Obligor from any Person (all such Financing Debt being referred to as the "Pledged Indebtedness").

                          10.1.7.      Chattel Paper, Instruments and
                 Documents. All chattel paper (as defined in the UCC), non-negotiable instruments, negotiable instruments (as defined in the UCC) and documents (as defined in the UCC).

                          10.1.8.      Leases.  All leases of personal
                 property, whether the Obligor is the lessor or the lessee thereunder.

                          10.1.9. Deposit Accounts. All general or special deposit accounts, including any demand, time, savings, passbook or similar account maintained by the Obligor with any bank, trust company, savings and loan association, credit union or similar organization, and all money, cash and cash equivalents of the Obligor, whether or not deposited in any such deposit account.

                          10.1.10. Collateral. All collateral granted by third party obligors to, or held by, the Obligor with respect to the Accounts, Pledged Securities, chattel paper, instruments, leases and other items of Credit Security.

                          10.1.11. Books and Records. All books and records, including books of account and ledgers of every kind and nature, all electronically recorded data (including all computer programs, disks, tapes, electronic data processing media and software used in connection with maintaining the Obligor's books and records), all files and correspondence and all receptacles and containers for the foregoing.

                          10.1.12. Insurance. All insurance policies which insure against any loss or damage to any other Credit Security and each of the key executive life insurance policies set forth in Section 6.3.4.

                          10.1.13.      All Other Property.  All other
                 property, assets and items of value of every kind and nature, tangible, or intangible, absolute or contingent, legal or equitable, including the rights of any Obligors under the Material Agreements set forth in Exhibit 7.2.2.

                          10.1.14. Proceeds and Products. All proceeds, including insurance proceeds, and products of the items of Credit Security described or referred to in Sections 10.1.1 through 10.1.13 and, to the extent not included in the foregoing, all Distributions with respect to the Pledged Securities.

                          10.1.15. Excluded Property. Notwithstanding Sections 10.1.1 through 10.1.14, the payment and performance of the Credit Obligations shall not be secured by:

                          (a) any rights arising under, and any property, tangible or intangible, acquired under, any agreement which validly prohibits the creation by such Obligor of a security interest in such rights or property;

                          (b) any rights or property to the extent that any valid and enforceable law or regulation applicable to such rights or property prohibits the creation of a security interest therein;

                          (c) more than 66% of the outstanding stock or other equity in any foreign Subsidiary; or

                          (d) the items described in Section 10.2 (but only in the event and to the extent the Agent has not specified that such items be included in the Credit Security pursuant thereto).

                 In addition, in the event an Obligor disposes of assets to third parties in a transaction permitted by Section 6.11, such assets, but not the proceeds or products thereof, shall automatically be released from the Lien of the Credit Security.

                 10.2. Additional Credit Security. As additional Credit Security, each Obligor covenants that it will mortgage, pledge and collaterally grant and assign to the Agent for the benefit of the Lenders and the holders from time to time of any Credit Obligation, and will create a security interest in favor of the Agent for the benefit of the Lenders and such holders in, all of its right, title and interest in and to (but none of its obligations with respect to) such of the following present or future items as the Agent may from time to time specify by notice to the Borrower, whether now owned or hereafter acquired, and the proceeds and products thereof, except to the extent consisting of rights or property of the types referred to in Section 10.1.15(a) through (d), subject only to Liens permitted by Section 10.3.4, all of which shall thereupon be included in the term "Credit Security":

                          10.2.1. Real Property. All real property and immovable property and fixtures, leasehold interests and easements wherever located, together with any and all estates and interests of the Obligor therein, including lands, buildings, stores, manufacturing facilities and other structures erected on such property, fixed plant, fixed equipment and all permits, rights, licenses, benefits and other interests of any kind or nature whatsoever in respect of such real and immovable property.

                          10.2.2. Motor Vehicles and Aircraft. All motor vehicles and aircraft.

                 10.3. Representations, Warranties and Covenants with Respect to Credit Security. Each Obligor represents, warrants and covenants that:

                          10.3.1. Pledged Stock. All shares of capital stock, limited partnership interests and similar securities included in the Pledged Stock are and shall be at all times duly authorized, validly issued, fully paid and (in the case of capital stock and limited partnership interests) nonassessable. Each Obligor will deliver to the Agent certificates representing the Pledged Stock, registered, if the Agent so requests, in the name of the Agent or its nominee, as pledgee, or accompanied by a stock transfer power executed in blank and, if the Agent so requests, with the signature guaranteed, all in form and manner satisfactory to the Agent. Pledged Stock that is not evidenced by a certificate will be registered in the Agent's name as pledgee on the issuer's records, all in form and substance satisfactory to the Agent. The Agent may at any time following and during the continuation of the occurrence of an Event of Default transfer into its name or the name of its nominee, as pledgee, any Pledged Securities.

                 In the event the Pledged Stock includes any Margin Stock, the Obligors will furnish to the Lenders Federal Reserve Form U-1 and take such other action as the Agent may request to ensure compliance with applicable laws.

                          10.3.2. Accounts and Pledged Indebtedness. All Accounts and Pledged Indebtedness owed by any Affiliate of the Obligors shall be on open account and shall not be evidenced by any note or other instrument; provided, however, that all Pledged Indebtedness owed by any Affiliate of any Obligor shall, if the Agent requests, be evidenced by a promissory note, which note shall be delivered to the Agent after having been endorsed in blank. Each Obligor will, immediately upon the receipt thereof, deliver to the Agent any promissory note or similar instrument representing any Pledged Indebtedness, after having endorsed such promissory note or instrument in blank.

                          10.3.3. No Liens or Restrictions on Transfer or Change of Control. All Credit Security shall be free and clear of any Liens and restrictions on the transfer thereof, including contractual provisions which prohibit the assignment of rights under contracts, except for Liens permitted by
                 Section 6.8 and except for restrictions on transfer under the Securities Act and under applicable state securities laws. Without limiting the generality of the foregoing, each Obligor will exclude from contracts to which it becomes a party after the date hereof provisions that would prevent such Obligor from creating a security interest in such contract or any property acquired thereunder as contemplated hereby. None of the Pledged Stock is subject to any option to purchase or similar rights of any Person. Except with the written consent of the Agent, no Obligor is, and none of them will be, party to or bound by any agreement, instrument, deed or lease that restricts the change of control or ownership, or the creation of a security interest in the ownership, of the Company or any of its Subsidiaries.

                          10.3.4. Location of Credit Security. Each Obligor shall at all times keep its records concerning the Accounts at its chief executive office and principal place of business, which office and place of business shall be set forth in Exhibit 7.1, or, so long as such Obligor shall have taken all steps reasonably necessary to perfect the Lenders' security interest in the Credit Security with respect to such new address, at such other address as such Obligor may specify by notice actually received by the Agent not less than 10 Banking Days prior to such change of address. No Obligor shall at any time keep tangible personal property of the type referred to in Section 10.1.1 in any jurisdiction other than the jurisdictions specified in Exhibit 7.1, or, so long as such Obligor shall have taken all steps reasonably necessary to perfect the Lenders' security interest in the Credit Security with respect to such other jurisdiction, other jurisdictions as such Obligor may specify by notice actually received by the Agent not less than 10 days prior to moving such tangible personal property into such other jurisdiction.

                          10.3.5. Trade Names. No Obligor will adopt or do business under any name other than its name or names designated in Exhibit 7.1 or any other name specified by notice actually received by the Agent not less than 10 days prior to the conduct of business under such additional name. Since its incorporation, no Obligor has changed its corporate name or adopted or conducted business under any trade name other than a name specified on Exhibit 7.1.

                          10.3.6. Insurance. Each insurance policy included in, or insuring against loss or damage to, the Credit Security shall name the Agent as additional insured party or as loss payee. No such insurance policy shall be cancelable or subject to termination or reduction in amount or scope of coverage until after at least 30 days' prior written notice from the insurer to the Agent. At least 10 days prior to the expiration of any such insurance policy for any reason, each Obligor shall furnish the Agent with a renewal or replacement policy and evidence of payment of the premiums therefor when due. Each Obligor grants to the Agent full power and authority as its attorney-in-fact, effective upon notice to such Obligor after the occurrence of an Event of Default to obtain, cancel, transfer, adjust and settle any such insurance policy and to endorse any drafts thereon. Any amounts that the Agent receives under any such policy (including return of unearned premiums) insuring against loss or damage to the Credit Security prior to the occurrence of an Event of Default shall be delivered to the Obligors for the replacement, restoration and maintenance of the Credit Security. Any such amounts that the Agent receives after the occurrence of an Event of Default shall, at the Agent's option, be applied to payment of the Credit Obligations or to the replacement, restoration and maintenance of the Credit Security. If any Obligor fails to provide insurance as required by this Agreement, the Agent may, at its option, purchase such insurance, and such Obligor will on demand pay to the Agent the amount of any payments made by the Agent or the Lenders for such purpose, together with interest on the amounts so disbursed from five Banking Days after the date demanded until payment in full thereof at the Overdue Reimbursement Rate.

                          10.3.7.      Modifications to Credit Security.
                 Except with the prior written consent of the Required Lenders, no Obligor shall amend or modify, or waive any of its rights under or with respect to, any material Accounts, general intangibles, Pledged Securities or leases if the effect of such amendment, modification or waiver would be to reduce the amount of any such items or to extend the time of payment thereof, to waive any default by any other party thereto, or to waive or impair any remedies of the Obligors or the Lenders under or with respect to any such Accounts, general intangibles, Pledged Securities or leases, in each case other than consistent with past practice in the ordinary course of business and on an arm's-length basis. Each Obligor will promptly give the Agent written notice of any request by any Person for any material credit or adjustment with respect to any Account, general intangible, Pledged Securities or leases.

                          10.3.8. Delivery of Documents. At the Agent's request, each Obligor shall deliver to the Agent, promptly upon such Obligor's receipt thereof, copies of any agreements, instruments, documents or invoices comprising or relating to the Credit Security. Pending such request, such Obligor shall keep such items at its chief executive office and principal place of business (as specified pursuant to Section 10.3.5).

                          10.3.9. Perfection of Credit Security. Upon the Agent's request from time to time, the Obligors will execute and deliver, and file and record in the proper filing and recording places, all such instruments, including financing statements, collateral assignments of copyrights, trademarks and patents, mortgages or deeds of trust, and notations on certificates of title and will take all such other action, as the Agent deems advisable for confirming to it the Credit Security or to carry out any other purposes of this Agreement or any other Credit Document.

                 10.4. Administration of Credit Security. The Credit Security shall be administered as follows, and if an Event of Default shall have occurred, Section 10.5 shall also apply.

                          10.4.1. Use of Credit Security. Until the Agent provides written notice to the contrary, each Obligor may use, commingle and dispose of any part of the Credit Security in the ordinary course of its business, all subject to Section 6.11.

                          10.4.2.      Deposits; Accounts.

                                  (a)      Unless the Agent shall otherwise
                          consent in writing, which consent shall not be unreasonably withheld, each Obligor shall keep all its bank and deposit accounts only with the Agent, other Lenders, financial institutions designated on
                          Exhibit 10.4.2 or any financial institution approved by the Agent.

                                  (b)      To the extent specified by prior
                          written notice from the Agent, whether prior to or after the occurrence of an Event of Default, all sums collected or received and all property recovered or possessed by any Obligor in connection with any Credit Security shall be received and held by such Obligor in trust for and on the Lenders' behalf, shall be segregated from the assets and funds of such Obligor, and shall be delivered to the Agent for the benefit of the Lenders.

                                  (c)      In addition, the Obligors shall
                          direct that all Accounts payable by Medicare or Medicaid and all Accounts payable in an amount greater than $50 be paid directly into a locked box account maintained with any financial institution designated on Exhibit 10.4.2 or such other financial institution as approved by the Agent (which, in the event such financial institution is not a

                          Lender, must be party to an Assignment Agreement in form and substance satisfactory to the Agent).

                          10.4.3.      Pledged Securities.

                          (a) Distributions. (i) Until an Event of Default shall occur, and thereafter once such Event of Default has ceased to exist, the respective Obligors shall be entitled, to the extent permitted by the Credit Documents, to receive all Distributions on or with respect to the Pledged Securities (other than Distributions constituting additional Pledged Securities). All Distributions constituting additional Pledged Securities will be retained by the Agent (or if received by any Obligor shall be held by such Person in trust and shall be immediately delivered by such Person to the Agent in the original form received, endorsed in blank) and held by the Agent as part of the Credit Security.

                                  (ii)  If an Event of Default shall have
                          occurred and be continuing, all Distributions on or with respect to the Pledged Securities shall be retained by the Agent (or if received by any Obligor shall be held by such Person in trust and shall be immediately delivered by it to the Agent in the original form received, endorsed in blank) and held by the Agent as part of the Credit Security or applied by the Agent to the payment of the Credit Obligations in accordance with Section 10.5.6.

                          (b) Voting. (i) Until an Event of Default shall occur, the respective Obligors shall be entitled to vote or consent with respect to the Pledged Securities in any manner not inconsistent with the terms of any Credit Document, and the Agent will, if so requested, execute appropriate revocable proxies therefor.

                                  (ii)  If an Event of Default shall have
                          occurred, if and to the extent that the Agent shall so notify in writing the Obligor pledging the Pledged Securities in question, only the Agent shall be entitled to vote or consent or take any other action with respect to the Pledged Securities (and any Obligor will, if so requested, execute or cause to be executed appropriate proxies therefor).

                 10.5. Right to Realize upon Credit Security. Except to the extent prohibited by applicable law that cannot be waived, this Section 10.5 shall govern the Lenders' right to realize upon the Credit Security if any Event of Default shall have occurred and be continuing. The provisions of this
Section 10.5 are in addition to any rights and remedies available at law or in equity and in addition to the provisions of any other Credit Document. In the case of a conflict between this Section 10.5 and any other Credit Document, this Section 10.5 shall govern. If any Event of Default shall have occurred and be continuing:

                          10.5.1. Assembly of Credit Security; Receiver. Each of the Obligors shall, upon the Agent's request, assemble the Credit Security and otherwise make it available to the Agent. The Agent may have a receiver appointed for all or any portion of the Obligor's assets or business which constitutes the Credit Security in order to manage, protect, preserve, sell and otherwise dispose of all or any portion of the Credit Security in accordance with the terms of the Credit Documents, to continue the operations of the Obligors and to collect all revenues and profits therefrom to be applied to the payment of the Credit Obligations, including the compensation and expenses of such receiver.

                          10.5.2. General Authority. To the extent specified in written notice from the Agent to the Obligor in question, each Obligor grants the Agent full and exclusive power and authority, subject to the other terms hereof and applicable law, to take any of the following actions (for the sole benefit of the Agent on behalf of the Lenders and the holders from time to time of any Credit Obligations, but at the Obligor's expense):

                          (a) To ask for, demand, take, collect, sue for and receive all payments in respect of any Accounts, general intangibles, Pledged Securities or leases which the Obligor could otherwise ask for, demand, take, collect, sue for and receive for its own use.

                          (b) To extend the time of payment of any Accounts, general intangibles, Pledged Securities or leases and to make any allowance or other adjustment with respect thereto.

                          (c) To settle, compromise, prosecute or defend any action or proceeding with respect to any Accounts, general intangibles, Pledged Securities or leases and to enforce all rights and remedies thereunder which the Obligor could otherwise enforce.

                          (d) To enforce the payment of any Accounts, general intangibles, Pledged Securities or leases, either in the name of the Obligor or in its own name, and to endorse the name of the Obligor on all checks, drafts, money orders and other instruments tendered to or received in payment of any Credit Security.

                          (e) To notify the third party payor with respect to any Accounts, general intangibles, Pledged Securities or leases of the existence of the security interest created hereby and to cause all payments in respect thereof thereafter to be made directly to the Agent; provided, however, that whether or not the Agent shall have so notified such payor, the Obligors will at their expense render all reasonable assistance to the Agent in collecting such items and in enforcing claims thereon.

                          (f) To sell, transfer, assign or otherwise deal in or with any Credit Security or the proceeds thereof, as fully as any Obligor otherwise could do.

                          10.5.3. Marshaling, etc. Neither the Agent nor the Lenders shall be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, any Obligor or any other guarantor, pledgor or any other Person with respect to the payment of the Credit Obligations or to pursue or exhaust any of their rights or remedies with respect to any collateral therefor or any direct or indirect guarantee thereof. Neither the Agent nor the Lenders shall be required to marshal the Credit Security or any guarantee of the Credit Obligations or to resort to the Credit Security or any such guarantee in any particular order, and all of its and their rights hereunder or under any other Credit Document shall be cumulative. To the extent it may lawfully do so, each of the Obligors absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Agent or the Lenders, any valuation, stay, appraisement, extension, redemption or similar laws now or hereafter existing which, but for this provision, might be applicable to the sale of any Credit Security made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement, or otherwise. Without limiting the generality of the foregoing, each of the Obligors (a) agrees that it will not invoke or utilize any law which might prevent, cause a delay in or otherwise impede the enforcement of the rights of the Agent or any Lender in the Credit Security, (b) waives all such laws, and (c) agrees that it will not invoke or raise as a defense to any enforcement by the Agent or any Lender of any rights and remedies relating to the Credit Security or the Credit Obligations any legal or contractual requirement with which the Agent or any Lender may have in good faith failed to comply. In addition, each of the Obligors waives any right to prior notice (except to the extent expressly required by this Agreement) or judicial hearing in connection with foreclosure on or disposition of any Credit Security, including any such right which such Obligor would otherwise have under the Constitution of the United States of America, any state or territory thereof or any other jurisdiction.

                          10.5.4. Sales of Credit Security. All or any part of the Credit Security may be sold for cash or other value in any number of lots at public or private sale, without demand, advertisement or notice; provided, however, that unless the Credit Security to be sold threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent shall give the Obligor granting the security interest in such Credit Security 10 days' prior written notice of the time and place of any public sale, or the time after which a private sale may be made, which notice each of the Obligors and the Lenders hereby agrees to be reasonable. At any sale or sales of Credit Security, any Lender or any of its respective officers acting on its behalf, or such Lender's assigns, may bid for and purchase all or any part of the property and rights so sold, may use all or any portion of the Credit Obligations owed to such Lender as payment for the property or rights so purchased, and upon compliance with the terms of such sale may hold and dispose of such property and rights without further accountability to the respective Obligor, except for the proceeds of such sale or sales pursuant to Section 10.5.6. The Obligors acknowledge that any such sale will be made by the Agent on an "as is" basis with disclaimers of all warranties, whether express or implied. The respective Obligors will execute and deliver or cause to be executed and delivered such instruments, documents, assignments, waivers, certificates and affidavits, will supply or cause to be supplied such further information and will take such further action as the Agent shall request in connection with any such sale.

                          10.5.5. Sale without Registration. If, at any time when the Agent shall determine to exercise its rights hereunder to sell all or part of the securities included in the Credit Security, the securities in question shall not be effectively registered under the Securities Act (or other applicable law), the Agent may, in its sole discretion, sell such securities by private or other sale not requiring such registration in such manner and in such circumstances as the Agent may deem necessary or advisable in order that such sale may be effected in accordance with applicable securities laws without such registration and the related delays, uncertainty and expense. Without limiting the generality of the foregoing, in any event the Agent may, in its sole discretion,
                 (a) approach and negotiate with a single purchaser or one or more possible purchasers to effect such sale, (b) restrict such sale to one or more purchasers each of whom will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such securities and (c) cause to be placed on certificates representing the securities in question a legend to the effect that such securities have not been registered under the Securities Act (or other applicable law) and may not be disposed of in violation of the provisions thereof. Each of the Obligors agrees that such manner of disposition is commercially reasonable, that it will upon the Agent's request give any such purchaser access to such information regarding the issuer of the securities in question as the Agent may reasonably request and that the Agent and the Lenders shall not incur any responsibility for selling all or part of the securities included in the Credit Security at any private or other sale not requiring such registration, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration under the Securities Act (or other applicable law) or until made in compliance with certain other rules or exemptions from the registration provisions under the Securities Act (or other applicable law). Each of the Obligors acknowledges that no adequate remedy at law exists for breach by it of this Section 10.5.5 and that such breach would not be adequately compensable in damages and therefore agrees that this Section 10.5.5 may be specifically enforced.

                          10.5.6. Application of Proceeds. The proceeds of all sales and collections in respect of any Credit Security or other assets of any Obligor, all funds collected from the Obligors and any cash contained in the Credit Security, the application of which is not otherwise specifically provided for herein, shall be applied as follows:

                          First, to the payment of the costs and expenses of
                 such sales and collections, the reasonable expenses of the Agent and the reasonable fees and expenses of its special counsel;

                          Second, any surplus then remaining to the payment of
                 the Credit Obligations in such order and manner as the Agent may in its sole discretion determine; provided, however, that any such payment of Credit Obligations owed to all Lenders shall be pro rata in accordance with the respective Aggregate Percentage Interests of the Lenders in the Loan;

                          Third, any surplus then remaining shall be paid to
                 the Obligors, subject, however, to the rights of the holder of any then existing Lien of which the Agent has actual notice.

                 10.6. Custody of Credit Security. Except as provided by applicable law that cannot be waived, the Agent will have no duty as to the custody and protection of the Credit Security, the collection of any part thereof or of any income thereon or the preservation or exercise of any rights pertaining thereto, including rights against prior parties, except for the use of reasonable care in the custody and physical preservation of any Credit Security in its possession. The Lenders will not be liable or responsible for any loss or damage to any Credit Security, or for any diminution in the value thereof, by reason of the act or omission of any agent selected by the Agent acting in good faith.

11.              Expenses; Indemnity.

                 11.1. Expenses. Whether or not the transactions contemplated hereby shall be consummated, the Company will pay:

                          (a) all reasonable expenses of the Agent (including the out-of-pocket expenses related to forming the group of Lenders and reasonable fees and disbursements of the counsel to the Agent) in connection with the preparation and duplication of this Agreement, each other Credit Document, examinations by, and reports of, the Agent's commercial financial examiners, the transactions contemplated hereby and thereby and amendments, waivers, consents and other operations hereunder and thereunder;

                          (b) all recording and filing fees and transfer and documentary stamp and similar taxes at any time payable in respect of this Agreement, any other Credit Document, any Credit Security or the incurrence of the Credit Obligations; and

                          (c) to the extent not prohibited by applicable law that cannot be waived, after the occurrence and during the continuance of any Default or Event of Default, all other reasonable expenses incurred by the Lenders or the holder of any Credit Obligation in connection with the enforcement of any rights hereunder or under any other Credit

                 Document, including costs of collection and reasonable attorneys' fees (including a reasonable allowance for the hourly cost of attorneys employed by the Lenders on a salaried basis) and expenses.

                 11.2. General Indemnity. The Borrower shall indemnify the Lenders and the Agent and hold them harmless from any liability, loss or damage resulting from the violation by the Company of Section 2.3. In addition, the Borrower shall indemnify each Lender, the Agent, each of the Lenders' or the Agent's directors, officers and employees, and each Person, if any, who controls any Lender or the Agent (each Lender, the Agent and each of such directors, officers, employees and control Persons is referred to as an "Indemnified Party") and hold each of them harmless from and against any and all claims, damages, liabilities and reasonable expenses (including reasonable fees and disbursements of counsel with whom any Indemnified Party may consult in connection therewith and all reasonable expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party in connection with (a) the Indemnified Party's compliance with or contest of any subpoena or other process issued against it in any proceeding involving any of the Obligors or their Affiliates,
(b) any litigation or investigation involving the Obligors or their Affiliates, or any officer, director or employee thereof, (c) the existence or exercise of any security rights with respect to the Credit Security in accordance with the Credit Documents, or (d) this Agreement, any other Credit Document or any transaction contemplated hereby or thereby; provided, however, that the foregoing indemnity shall not apply to litigation commenced by the Borrower or any Obligor against the Lenders or the Agent which seeks enforcement of any of the rights of the Borrower or such Obligor hereunder or under any other Credit Document and is determined adversely to the Lenders or the Agent in a final nonappealable judgment or to the extent such claims, damages, liabilities and expenses result from a Lender's or the Agent's gross negligence or willful misconduct.

                 11.3. Indemnity With Respect to Letters of Credit. The Borrower shall indemnify each Letter of Credit Issuer and its correspondents and hold each of them harmless from and against any and all claims, losses, liabilities, damages and reasonable expenses (including reasonable attorneys' fees) arising from or in connection with any Letter of Credit, including any such claim, loss, liability, damage or expense arising out of any transfer, sale, delivery, surrender or endorsement of any invoice, bill of lading, warehouse receipt or other document at any time held by the Agent, any other Letter of Credit Issuer or held for their respective accounts by any of their correspondents, in connection with any Letter of Credit, except to the extent such claims, losses, liabilities, damages and expenses result from gross negligence or willful misconduct on the part of the Agent or any other Letter of Credit Issuer.

12.              Operations; Agent.

                 12.1. Interests in Credits. The Percentage Interest of each Lender in each portion of the Loan, and the Aggregate Percentage Interest of each Lender in the Loan, and the related Commitments, shall be computed based on the maximum principal amount for each Lender as set forth on Exhibit 12.1. Upon the consummation of any assignment pursuant to
Section 13.1 or 13.3, the Agent shall modify Exhibit 12.1 to reflect such assignment.

                 12.2. Agent's Authority to Act, etc. Each of the Lenders appoints and authorizes BankBoston to act for the Lenders as the Lenders' Agent in connection with the transactions contemplated by this Agreement and the other Credit Documents on the terms set forth herein. In acting hereunder, the Agent is acting for the account of BankBoston to the extent of its Aggregate Percentage Interest in the Loan and for the account of each other Lender to the extent of the Lenders' respective Aggregate Percentage Interests in the Loan, and all action in connection with the enforcement of, or the exercise of any remedies (other than the Lenders' rights of set-off as provided in Section
8.2.4 or in any Credit Document) in respect of the Credit Obligations and Credit Documents shall be taken by the Agent.

                 12.3. Borrower to Pay Agent, etc. The Borrower and each Guarantor shall be fully protected in making all payments in respect of the Credit Obligations to the Agent, in relying upon consents, modifications and amendments executed by the Agent purportedly on the Lenders' behalf, and in dealing with the Agent as herein provided. The Agent may charge the account of the Borrower, on the dates when the amounts thereof become due and payable, with the amounts of the principal of and interest on the Loan, any amounts paid by the Letter of Credit Issuers to third parties under Letters of Credit or drafts presented thereunder, commitment fees, Letter of Credit fees and all other fees and amounts owing under any Credit Document.

                 12.4. Lender Operations for Advances, Letters of Credit, etc.

                          12.4.1. Advances. On each Closing Date, each Lender shall advance to the Agent in immediately available funds such Lender's Percentage Interest in the portion of the Loan advanced on such Closing Date prior to 12:00 noon (Boston time). If such funds are not received at such time, but all applicable conditions set forth in Section 5 have been satisfied, each Lender authorizes and requests the Agent to advance for the Lender's account, pursuant to the terms hereof, the Lender's respective Percentage Interest in such portion of the Loan and agrees to reimburse the Agent in immediately available funds for the amount thereof prior to 3:00 p.m. (Boston time) on the day any portion of the Loan is advanced hereunder; provided, however, that the Agent is not authorized to make any such advance for the account of any Lender who has previously notified the Agent in writing that such Lender will not be performing its obligations to make further advances hereunder; and provided, further, that the Agent shall be under no obligation to make any such advance.

                          12.4.2. Letters of Credit. Each of the Lenders authorizes and requests each Letter of Credit Issuer to issue the Letters of Credit provided for in Section 2.2 and to grant each Lender a participation in each of such Letters of Credit in an amount equal to its Percentage Interest in the amount of each such Letter of Credit. Promptly upon the request of the Letter of Credit Issuer, each Lender shall reimburse the Letter of Credit Issuer in immediately available funds for such Lender's Percentage Interest in the amount of all obligations to third parties incurred by the Letter of Credit Issuer in respect of each Letter of Credit and each draft accepted under a Letter of Credit to the extent not reimbursed by the Borrower. The Letter of Credit Issuer will notify each Lender of the issuance of any Letter of Credit, the amount and date of payment of any draft drawn or accepted under a Letter of Credit and whether in connection with the payment of any such draft the amount thereof was added to the Revolving Loan or was reimbursed by the Borrower.

                          12.4.3. Agent to Allocate Payments, etc. All payments of principal and interest in respect of the extensions of credit made pursuant to this Agreement, reimbursement of amounts paid by any Letter of Credit Issuer to third parties under Letters of Credit or drafts presented thereunder, commitment fees, Letter of Credit fees and other fees under this Agreement shall, as a matter of convenience, be made by the Borrower and the Guarantors to the Agent in immediately available funds. The share of each Lender shall be credited to such Lender by the Agent in immediately available funds in such manner that the principal amount of the Credit Obligations to be paid shall be paid proportionately in accordance with the Lenders' respective Percentage Interests in such Credit Obligations or portion of the Loan to which such Credit Obligation relates, except as otherwise provided in this Agreement. Under no circumstances shall any Lender be required to produce or present its Notes as evidence of its interests in the Credit Obligations in any action or proceeding relating to the Credit Obligations.

                          12.4.4. Delinquent Lenders; Nonperforming Lenders. In the event that any Lender fails to reimburse the Agent pursuant to Section 12.4.1 for the Percentage Interest of such lender (a "Delinquent Lender") in any credit advanced by the Agent pursuant hereto, overdue amounts (the "Delinquent Payment") due from the Delinquent Lender to the Agent shall bear interest, payable by the Delinquent Lender on demand, at a per annum rate equal to (a) the Federal Funds Rate for the first three days overdue and (b) the sum of 2% plus the Federal Funds Rate for any longer period. Such interest shall be payable to the Agent for its own account for the period commencing on the date of the Delinquent Payment and ending on the date the Delinquent Lender reimburses the Agent on account of the Delinquent Payment (to the extent not paid by the Company as provided below) and the accrued interest thereon (the "Delinquency Period"), whether pursuant to the assignments referred to below or otherwise. Upon notice by the Agent, the Borrower will pay to the Agent the principal (but not the interest) portion of the Delinquent Payment. During the Delinquency Period, in order to make reimbursements for the Delinquent Payment and accrued interest thereon, the Delinquent Lender shall be deemed to have assigned to the Agent all interest, commitment fees and other payments made by the Borrower under Section 3 that would have thereafter otherwise been payable under the Credit Documents to the Delinquent

                 Lender. During any other period in which any Lender is not performing its obligations to extend credit under Section 2 (a "Nonperforming Lender"), the Nonperforming Lender shall be deemed to have assigned to each Lender that is not a Nonperforming Lender (a "Performing Lender") all principal and other payments made by the Borrower under Section 4 that would have thereafter otherwise been payable under the Credit Documents to the Nonperforming Lender. The Agent shall credit a portion of such payments to each Performing Lender in an amount equal to the Percentage Interest of such Performing Lender in the portion of the Loan with respect to which there is such nonperformance, in an amount equal to such Percentage Interest of such Performing Lender divided by one minus the Percentage Interest of the Nonperforming Lender in the portion of the Loan with respect to which there is such nonperformance, until the respective portions of such portion of the Loan owed to all the Lenders are the same as the Percentage Interests of the Lenders in such portion of the Loan immediately prior to the failure of the Nonperforming Lender to perform its obligations under Section 2. The foregoing provisions shall be in addition to any other remedies the Agent, the Performing Lenders or the Borrower may have under law or equity against the Delinquent Lender as a result of the Delinquent Payment or against the Nonperforming Lender as a result of its failure to perform its obligations under Section 2.

                 12.5.    Sharing of Payments, etc.  Each Lender agrees that
(a) if by exercising any right of set-off or counterclaim or otherwise, it shall receive payment of (i) a proportion of the aggregate amount due with respect to its Percentage Interest in a portion of the Loan and Letter of Credit Exposure which is greater than (ii) the proportion received by any other Lender in respect of the aggregate amount due with respect to such other Lender's Percentage Interest in such portion of the Loan and Letter of Credit Exposure and (b) if such inequality shall continue for more than 10 days, the Lender receiving such proportionately greater payment shall purchase participations in the Percentage Interests in the portions of the Loan and Letter of Credit Exposure held by the other Lenders, and such other adjustments shall be made from time to time (including rescission of such purchases of participations in the event the unequal payment originally received is recovered from such Lender through bankruptcy proceedings or otherwise), as may be required so that all such payments of principal and interest with respect to the portion of the Loan and Letter of Credit Exposure held by the Lenders shall be shared by the Lenders pro rata in accordance with their respective Percentage Interests in the relevant portion of the Loan; provided, however, that this Section 12.5 shall not impair the right of any Lender to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of Indebtedness of any Obligor other than such Obligor's Indebtedness with respect to the Loan and Letter of Credit Exposure. Each Lender that grants a participation in the Credit Obligations to a Credit Participant shall require as a condition to the granting of such participation that such Credit Participant agree to share payments received in respect of the Credit Obligations as provided in this Section 12.5. The provisions of this
Section 12.5 are for the sole and exclusive benefit of the Lenders and no failure of any Lender to comply with the terms hereof shall be available to any Obligor as a defense to the payment of the Credit Obligations.

                 12.6.    Amendments, Consents, Waivers, etc.

                          12.6.1. Actions by Agent; Voting by All Lenders. Except as otherwise set forth in this Section 12.6.1 or
                 Section 12.6.2, the Agent may (and upon the written request of the Required Lenders the Agent shall) take or refrain from taking any action under this Agreement or any other Credit Document, including giving its written consent to any modification of or amendment to and waiving in writing compliance with any covenant or condition in this Agreement or any other Credit Document or any Default or Event of Default, all of which actions shall be binding upon all of the Lenders; provided, however, that:

                                  (a)      Without the written consent of the
                          Required Lenders (other than Delinquent Lenders during the existence of a Delinquency Period so long as such Delinquent Lender is treated the same as the other Lenders with respect to any actions enumerated below), no written modification of, amendment to, consent with respect to, waiver of compliance with or waiver of a Default under any of the Credit Documents (other than Interest Rate Protection Agreements) shall be made.

                                  (b)      Without the written consent of such
                          Lenders as own 100% of the Aggregate Percentage Interests in the Loan (other than Delinquent Lenders during the existence of a Delinquency Period so long as such Delinquent Lender is treated the same as the other Lenders with respect to any actions enumerated below):

                                        (i)      No reduction shall be made in
                                  (A) the amount of principal of the Loan or reimbursement obligations for payments made under Letters of Credit, (B) the interest rate on the Loan or (C) the Letter of Credit fees or commitment fees.

                                        (ii)      No change shall be made in
                                  the stated time of payment of all or any portion of the Loan or interest thereon or reimbursement of payments made under Letters of Credit or fees relating to any of the foregoing payable to all of the Lenders and no waiver shall be made of any Default under
                                  Section 8.1.1.


                                        (iii)      No increase shall be made in
                                  the amount, or extension of the term, of the Commitments beyond that provided for under
                                  Section 2.

                                        (iv)      No alteration shall be made
                                  of the Lenders' rights of set-off contained in Section 8.2.4.

                                        (v)       No release of any Credit
                                  Security or of any Guarantor shall be made
                                  (except that the Agent may release particular items of Credit Security or particular Guarantors in dispositions permitted by
                                  Section 6.11 and may release all Credit
                                  Security pursuant to Section 18 upon payment in full of the Credit Obligations and termination of the Commitments without the written consent of the Lenders).

                                        (vi)      No amendment to or
                                  modification of this Section 12.6.1(b) or of the definition of Required Lenders shall be made.

                          12.6.2. Voting by Class. In addition to any written consent of Lenders required under Section 12.6.1:

                                  (i)      No amendment to, or modification,
                          termination or waiver of the provisions of Sections 2.1, 2.2 or 4 that has the effect of changing any interim scheduled payments, voluntary or mandatory prepayments or Commitment reductions applicable to either Class (such Class being the "Affected Class") in a manner that disproportionately disadvantages such Class relative to the other Class shall be made without the written consent of the Required Class Lenders of the Affected Class (other than Delinquent Lenders during the existence of a Delinquency Period so long as such Delinquent Lender is treated the same as the other Lenders with respect to any such action to be taken).

                                  (ii)      No amendment to or modification of
                          this Section 12.6.2, or of the definition of Required Class Lenders, shall be made without the written consent of the Required Class Lenders for each of the Revolving Loan and the Term Loan (other than Delinquent Lenders during the existence of a Delinquency Period so long as such Delinquent Lender is treated the same as the other Lenders with respect to any such action to be taken).

                 12.7. Agent's Resignation. The Agent may resign at any time by giving at least 60 days' prior written notice of its intention to do so to each other of the Lenders and the Borrower and upon the appointment by the Required Lenders of a successor Agent satisfactory to the Borrower. If no successor Agent shall have been so appointed and shall have accepted such appointment within 45 days after the retiring Agent's giving of such notice of resignation, then the retiring Agent may with the consent of the Borrower, which shall not be unreasonably withheld, appoint a successor Agent which shall be a bank or a trust company organized under the laws of the United States of America or any state thereof and having a combined capital, surplus and undivided profit of at least $100,000,000; provided, however, that any successor Agent appointed under this sentence may be removed upon the written request of the Required Lenders, which request shall also appoint a successor Agent satisfactory to the Borrower. Upon the appointment of a new Agent hereunder, the term "Agent" shall for all purposes of this Agreement thereafter mean such successor. After any retiring Agent's resignation hereunder as Agent, or the removal hereunder of any successor Agent, the provisions of this Agreement shall continue to inure to the benefit of such Agent as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                 12.8.    Concerning the Agent.

                          12.8.1. Action in Good Faith, etc. The Agent and its officers, directors, employees and agents shall be under no liability to any of the Lenders or to any future holder of any interest in the Credit Obligations for any action or failure to act taken or suffered in good faith, and any action or failure to act in accordance with an opinion of its counsel shall conclusively be deemed to be in good faith. The Agent shall in all cases be entitled to rely, and shall be fully protected in relying, on instructions given to the Agent by the required holders of Credit Obligations as provided in this Agreement.

                          12.8.2. No Implied Duties, etc. The Agent shall have and may exercise such powers as are specifically delegated to the Agent under this Agreement or any other Credit Document together with all other powers incidental thereto. The Agent shall have no implied duties to any Person or any obligation to take any action under this Agreement or any other Credit Document except for action specifically provided for in this Agreement or any other Credit Document to be taken by the Agent. Before taking any action under this Agreement or any other Credit Document, the Agent may request an appropriate specific indemnity satisfactory to it from each Lender in addition to the general indemnity provided for in
                 Section 12.11. Until the Agent has received such specific indemnity, the Agent shall not be obligated to take (although it may in its sole discretion take) any such action under this Agreement or any other Credit Document. Each Lender confirms that the Agent does not have a fiduciary relationship to it under the Credit Documents. Each of the Obligors party hereto confirms that neither the Agent nor any other Lender has a fiduciary relationship to it under the Credit Documents.

                          12.8.3. Validity, etc. The Agent shall not be responsible to any Lender or any future holder of any interest in the Credit Obligations (a) for the legality, validity, enforceability or effectiveness of this Agreement or any other Credit Document, (b) for any recitals, reports, representations, warranties or statements contained in or made in connection with this Agreement or any other Credit Document, (c) for the existence or value of any assets included in any security for the Credit Obligations, (d) for the effectiveness of any Lien purported to be included in the Credit Security, (e) for the specification or failure to specify any particular assets to be included in the Credit

                 Security, or (f) unless the Agent shall have failed to comply with Section 12.8.1, for either the perfection of the security interests in the Credit Security or for failure of the Agent to its obligations under Section 12.8.8.

                          12.8.4. Compliance. The Agent shall not be obligated to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other Credit Document; and in connection with any extension of credit under this Agreement or any other Credit Document, the Agent shall be fully protected in relying on a certificate of the Borrower as to the fulfillment by the Borrower of any conditions to such extension of credit.

                          12.8.5. Employment of Agents and Counsel. The Agent may execute any of its duties as Agent under this Agreement or any other Credit Document by or through employees, agents and attorneys-in-fact and shall not be responsible to any of the Lenders, the Borrower or any other Obligor for the default or misconduct of any such agents or attorneys-in-fact selected by the Agent acting in good faith. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder or under any other Credit Document.

                          12.8.6. Reliance on Documents and Counsel. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any affidavit, certificate, cablegram, consent, instrument, letter, notice, order, document, statement, telecopy, telegram, telex or teletype message or writing reasonably believed in good faith by the Agent to be genuine and correct and to have been signed, sent or made by the Person in question, including any telephonic or oral statement made by such Person, and, with respect to legal matters, upon an opinion or the advice of counsel selected by the Agent.

                          12.8.7. Agent's Reimbursement. Each of the Lenders severally agrees to reimburse the Agent, in the amount of such Lender's Aggregate Percentage Interest in the Loan, for any reasonable expenses not reimbursed by the Borrower or the Guarantors (without limiting the obligation of the Borrower or the Guarantors to make such reimbursement): (a) for which the Agent is entitled to reimbursement by the Borrower or the Guarantors under this Agreement or any other Credit Document, and (b) after the occurrence of a Default, for any other reasonable expenses incurred by the Agent on the Lenders' behalf in connection with the enforcement of the Lenders' rights under this Agreement or any other Credit Document.

                          12.8.8. Conveying Reports to Lenders. The Agent shall provide to each of the Lenders, in any reasonable form and reasonably promptly, a copy of those communications received from the Company pursuant to Sections 4.3.3, 5.2, 6.4 and 6.9.5.

                 12.9. Rights as a Lender. With respect to any credit extended by it hereunder, BankBoston shall have the same rights, obligations and powers hereunder as any other Lender and may exercise such rights and powers as though it were not the Agent, and unless the context otherwise specifies, BankBoston shall be treated in its individual capacity as though it were not the Agent hereunder. Without limiting the generality of the foregoing, the Percentage Interest in any portion of the Loan, and the Aggregate Percentage Interest in the Loan, of BankBoston shall be included in any computations of Percentage Interests and Aggregate Percentage Interests in the Loan, respectively. BankBoston and its Affiliates may accept deposits from, lend money to, act as trustee for and generally engage in any kind of banking or trust business with the Borrower, any of its Subsidiaries or any Affiliate of any of them and any Person who may do business with or own an equity interest in the Borrower, any of its Subsidiaries or any Affiliate of any of them, all as if BankBoston were not the Agent and without any duty to account therefor to the other Lenders.

                 12.10. Independent Credit Decision. Each of the Lenders acknowledges that it has independently and without reliance upon the Agent, based on the financial statements and other documents referred to in Section 7.2, on the other representations and warranties contained herein and on such other information with respect to the Obligors as such Lender deemed appropriate, made such Lender's own credit analysis and decision to enter into this Agreement and to make the extensions of credit provided for hereunder. Each Lender represents to the Agent that such Lender will continue to make its own independent credit and other decisions in taking or not taking action under this Agreement or any other Credit Document. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to such Lender, and no act by the Agent taken under this Agreement or any other Credit Document, including any review of the affairs of the Obligors, shall be deemed to constitute any representation or warranty by the Agent. Except for notices, reports and other documents expressly required to be furnished to each Lender by the Agent under this Agreement or any other Credit Document, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition, financial or otherwise, or creditworthiness of any Obligor which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

                 12.11. Indemnification. The holders of the Credit Obligations shall indemnify the Agent and its officers, directors, employees and agents (to the extent not reimbursed by the Obligors and without limiting the obligation of any of the Obligors to do so), pro rata in accordance with their respective Aggregate Percentage Interests in the Loan, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Agent or such Persons relating to or arising out of this Agreement, any other Credit Document, the transactions contemplated hereby or thereby, or any action taken or omitted by the Agent in connection with any of the foregoing; provided, however, that the foregoing shall not extend to actions or omissions which are taken by the Agent with gross negligence or willful misconduct.

13.              Successors and Assigns; Lender Assignments and Participations.
Any reference in this Agreement to any of the parties hereto shall be deemed to include the successors and assigns of such party, and all covenants and agreements by or on behalf of the Obligors, the Guarantors, the Agent or the Lenders that are contained in this Agreement or any other Credit Documents shall bind and inure to the benefit of their respective successors and assigns; provided, however, that (a) the Obligors may not assign their rights or obligations under this Agreement except for mergers or liquidations permitted by Section 6.11, and (b) the Lenders shall be not entitled to assign their respective Percentage Interests in portions of the Loan hereunder except as set forth below in this Section 13.

                 13.1.    Assignments by Lenders.

                          13.1.1. Assignees and Assignment Procedures. Each Lender may (a) without the consent of the Agent or the Borrower if the proposed assignee is already a Lender hereunder or a Wholly Owned Subsidiary of the same corporate parent of which the assigning Lender is a Subsidiary, or (b) otherwise with the consents of the Agent and (so long as no Event of Default has occurred and is continuing) the Borrower (which consents will not be unreasonably withheld), in compliance with applicable laws in connection with such assignment, assign to one or more commercial banks or other financial institutions (each, an "Assignee") all or a portion of its interests, rights and obligations under this Agreement and the other Credit Documents, including all or a portion, which need not be pro rata between the Loan and the Letter of Credit Exposure, of its Commitment, the portion of the Loan and Letter of Credit Exposure at the time owing to it and the Notes held by it, but excluding its rights and obligations as a Letter of Credit Issuer; provided, however, that:

                                  (i)      the aggregate amount of the
                          Commitment of the assigning Lender subject to each such assignment to any Assignee other than another Lender (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall be not less than $2,500,000 and in increments of $1,000,000; and

                                  (ii) the parties to each such assignment shall execute and deliver to the Agent an Assignment and Acceptance (the "Assignment and Acceptance") substantially in the form of Exhibit 13.1.1, together with the Note subject to such assignment and a processing and recordation fee of $2,500 payable to the Agent by the assigning Lender or the Assignee.

                 Upon acceptance and recording pursuant to Section 13.1.4, from and after the effective date specified in each Assignment and Acceptance (which effective date shall be at least five Banking Days after the execution thereof unless waived by the Agent):

                          (A) the Assignee shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and

                          (B) the assigning Lender shall, to the extent provided in such assignment, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.2.4, 3.5, 3.6, 3.7, 3.8 and 11, as well as to any fees accrued for its account hereunder and not yet paid).

                          13.1.2. Terms of Assignment and Acceptance. By executing and delivering an Assignment and Acceptance, the assigning Lender and Assignee shall be deemed to confirm to and agree with each other and the other parties hereto as follows:

                          (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto;

                          (b)      such assigning Lender makes no
                 representation or warranty and assumes no responsibility with respect to the financial condition of the Obligors or the performance or observance by any Obligor of any of its obligations under this Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto;

                          (c) such Assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.2 or Section 6.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

                          (d) such Assignee will independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

                          (e) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and

                          (f) such Assignee agrees that it will perform in accordance with the terms of this Agreement all the obligations which are required to be performed by it as a Lender.

                          13.1.3. Register. The Agent shall maintain at the Boston Office a register (the "Register") for the recordation of (a) the names and addresses of the Lenders and the Assignees which assume rights and obligations pursuant to an assignment under Section 13.1.1, (b) the Percentage Interests of each such Lender in the Revolving Loan and the Term Loan, and the Aggregate Percentage Interest of each such Lender in the Loan, all as set forth in Section 12.1 and (c) the amount of the Loan and Letter of Credit Exposure owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is registered therein for all purposes as a party to this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                          13.1.4. Acceptance of Assignment and Assumption. Upon its receipt of a completed Assignment and Acceptance executed by an assigning Lender and an Assignee together with the Note or Notes subject to such assignment, and the processing and recordation fee referred to in Section 13.1.1, the Agent shall (a) accept such Assignment and Acceptance, (b) record the information contained therein in the Register and
                 (c) give prompt notice thereof to the Borrower. Within five Banking Days after receipt of notice, the Borrower, at their own expense, shall execute and deliver to the Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of such Assignee in a principal amount equal to the applicable Commitment and Loan assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment and Loan, a new Note or Notes to the order of such assigning Lender in a principal amount equal to the applicable Commitment and Loan retained by it. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, respectively, and shall be dated the date of the surrendered Notes which they replace.

                          13.1.5. Federal Reserve Bank. Notwithstanding the foregoing provisions of this Section 13, any Lender may at any time pledge or assign all or any portion of such Lender's rights under this Agreement and the other Credit Documents to a Federal Reserve Bank; provided, however, that no such pledge or assignment shall release such Lender from such Lender's obligations hereunder or under any other Credit Document.

                          13.1.6. Further Assurances. The Obligors shall sign such documents and take such other actions from time to time reasonably requested by an Assignee to enable it to share in the benefits of the rights created by the Credit Documents.

                 13.2. Credit Participants. Each Lender may, without the consent of the Borrower or the Agent, in compliance with applicable laws in connection with such participation, sell to one or more commercial banks or other financial institutions (each a "Credit Participant") participations in all or a portion of its interests, rights and obligations under this Agreement and the other Credit Documents (including all or a portion of its Commitment, the Loan and Letter of Credit Exposure owing to it and the Notes held by it); provided, however, that:

                          (a) such Lender's obligations under this Agreement shall remain unchanged;

                          (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

                          (c) the Credit Participant shall be entitled to the benefit of the cost protection provisions contained in Sections 3.2.4, 3.5, 3.6, 3.7, 3.8 and 11, but shall not be entitled to receive any greater payment thereunder than the selling Lender would have been entitled to receive with respect to the interest so sold if such interest had not been sold; and

                          (d) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right as one of the Lenders to vote with respect to the enforcement of the obligations of the Borrower relating to the Loan and Letter of Credit Exposure and the approval of any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications, consents or waivers described in clause (c) of the proviso to Section 12.6).

Each Obligor agrees, to the fullest extent permitted by applicable law, that any Credit Participant and any Lender purchasing a participation from another Lender pursuant to Section 12.5 may exercise all rights of payment (including the right of set-off), with respect to its participation as fully as if such Credit Participant or such Lender were the direct creditor of the Obligors and a Lender hereunder in the amount of such participation.

                 13.3. Replacement of Lender. In the event that any Lender or, to the extent applicable, any Credit Participant (the "Affected Lender"):

                          (a) fails to perform its obligations to fund any portion of the Loan or to issue any Letter of Credit on any Closing Date when required to do so by the terms of the

                 Credit Documents, or fails to provide its portion of any Eurodollar Pricing Option pursuant to Section 3.2.1 or on account of a Legal Requirement as contemplated by Section 3.2.5;

                          (b) demands payment under the Reserve provisions of Section 3.5, the Tax provisions of Section 3.6, the capital adequacy provisions of Section 3.7 or the regulatory change provisions in Section 3.8 in an amount the Company deems materially in excess of the amounts with respect thereto demanded by the other Lenders; or

                          (c) refuses to consent to a proposed amendment, modification, waiver or other action requiring consent of the holders of 100% of the Aggregate Percentage Interests in the Loan under Section 12.6.1(c) that is consented to by the other Lenders;

then, so long as no Event of Default exists and is continuing, the Borrower shall have the right to seek a replacement lender which is reasonably satisfactory to the Agent (the "Replacement Lender"). The Replacement Lender shall purchase the interests of the Affected Lender in the Loan, Letters of Credit and its Commitment and shall assume the obligations of the Affected Lender hereunder and under the other Credit Documents upon execution by the Replacement Lender of an Assignment and Acceptance and the tender by it to the Affected Lender of a purchase price agreed between it and the Affected Lender (or, if they are unable to agree, a purchase price in the aggregate amount of the Affected Lender's Percentage Interests in each portion of the Loan and Letter of Credit Exposure, or appropriate credit support for contingent amounts included therein, and all other outstanding Credit Obligations then owed to the Affected Lender). Such assignment by the Affected Lender shall be deemed an early termination of any Eurodollar Pricing Option to the extent of the Affected Lender's portion thereof, and the Borrower will pay to the Affected Lender any resulting amounts due under Section 3.2.4. Upon consummation of such assignment, the Replacement Lender shall become party to this Agreement as a signatory hereto and shall have all the rights and obligations of the Affected Lender under this Agreement and the other Credit Documents with a Percentage Interest in each portion of the Loan equal to the Percentage Interest in such portion of the Loan of the Affected Lender, the Affected Lender shall be released from its obligations hereunder and under the other Credit Documents, and no further consent or action by any party shall be required. Upon the consummation of such assignment, the Borrower, the Agent and the Affected Lender shall make appropriate arrangements so that a new Note is issued to the Replacement Lender if it has acquired a portion of the Loan. The Borrower and the Guarantors shall sign such documents and take such other actions reasonably requested by the Replacement Lender to enable it to share in the benefits of the rights created by the Credit Documents. Until the consummation of an assignment in accordance with the foregoing provisions of this Section 13.3, the Borrower shall continue to pay to the Affected Lender any Credit Obligations as they become due and payable.

                 13.4. Foreign Lenders. If any Lender is not incorporated or organized under the laws of the United States of America or a state thereof, such Lender shall deliver to the Borrower and the Agent the following:

                          (a) Two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor form, as the case may be, certifying in each case that such Person is entitled to receive payments under this Agreement, the Notes and reimbursement obligations under Letters of Credit payable to it, without deduction or withholding of any United States federal income taxes; and

                          (b) A duly completed Internal Revenue Service Form W-8 or W-9 or successor form, as the case may be, to establish an exemption from United States backup withholding tax.

                 Each such Lender that delivers to the Borrower and the Agent a Form 1001 or 4224 and Form W-8 or W-9 pursuant to this Section 13 further undertakes to deliver to the Borrower and the Agent two further copies of Form 1001 or 4224 and Form W-8 or W-9, or successor applicable form, or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower and the Agent. Such Forms 1001 or 4224 shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. The foregoing documents need not be delivered in the event any change in treaty, law or regulation or official interpretation thereof has occurred which renders all such forms inapplicable or which would prevent such Lender from delivering any such form with respect to it, or such Lender advises the Borrower that it is not capable of receiving payments without any deduction or withholding of United States federal income tax and, in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax. Until such time as the Borrower and the Agent have received such forms indicating that payments hereunder are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrower shall withhold taxes from such payments at the applicable statutory rate without regard to Section 3.6.

14. Confidentiality. Each Lender will make no disclosure of confidential information furnished to it by any Obligor unless such information shall have become public, except:

                          (a) in connection with operations under or the enforcement of this Agreement or any other Credit Document;

                          (b) pursuant to any statutory or regulatory requirement or any mandatory court order, subpoena or other legal process;

                          (c) to any parent or corporate Affiliate of such Lender or to any Credit Participant, proposed Credit Participant or proposed Assignee; provided, however, that any such Person shall agree to comply with the restrictions set forth in this Section 14 with respect to such information;

                          (d) to its independent counsel, auditors and other professional advisors with an instruction to such Person to keep such information confidential; and

                          (e) with the prior written consent of the Borrower, to any other Person.

15. Acknowledgments and Consents. The Borrower and each of its Subsidiaries, in their capacities as Borrower, as guarantors of the Credit Obligations, grantors of security interests to secure the Credit Obligations and/or holders of Subordinated Indebtedness, as the case may be, pursuant to the Credit Agreement dated as of May 29, 1996, as amended and in effect on the date hereof, hereby acknowledge and agree that, as of the Initial Closing Date,
(i) the Uniform Commercial Code Financing Statements and other instruments previously filed in connection with the perfection of the Liens created in the Credit Security pursuant to such Credit Agreement shall be deemed to refer to the Credit Agreement as amended and restated hereby and that the term "Credit Obligations" as used in such financing statements and other instruments, shall be deemed to refer to the Credit Obligations under the Credit Agreement as amended and restated hereby; and (ii) such financing statements and other instruments are confirmed and ratified as being in full force and effect.

16. Notices. Except as otherwise specified in this Agreement, any notice required to be given pursuant to this Agreement shall be given in writing. Any notice, consent, approval, demand or other communication in connection with this Agreement shall be deemed to be given if given in writing (including telex, telecopy or similar teletransmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address (evidenced in the case of a telex by receipt of the correct answerback) or (b) in the case of a letter, unless actual receipt of the notice is required by any Credit Document five days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified.

                 If to the Borrower or its Subsidiaries, to it at its address set forth in Exhibit 7.1 (as supplemented pursuant to Sections 6.4.1 and 6.4.2), to the attention of the chief financial officer, with a copy to:

                 Summit Partners, L.P.
                 600 Atlantic Avenue, Suite 2800
                 Boston, MA  02110
                 Attn:  Thomas S. Roberts

         If to any Lender or the Agent, to it at its address set forth on the signature pages of this Agreement or in the Register, with a copy to the Agent.

17. Course of Dealing; Amendments and Waivers. No course of dealing between any Lender or the Agent, on one hand, and the Borrower or any other Obligor, on the other hand, shall operate as a waiver of any of the Lenders' or the Agent's rights under this Agreement or any other Credit Document or with respect to the Credit Obligations. Each of the Borrower and the Guarantors acknowledges that if the Lenders or the Agent, without being required to do so by this Agreement or any other Credit Document, give any notice or information to, or obtain any consent from, the Borrower or any other Obligor, the Lenders and the Agent shall not by implication have amended, waived or modified any provision of this Agreement or any other Credit Document, or created any duty to give any such notice or information or to obtain any such consent on any future occasion. No delay or omission on the part of any Lender of the Agent in exercising any right under this Agreement or any other Credit Document or with respect to the Credit Obligations shall operate as a waiver of such right or any other right hereunder or thereunder.
A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No waiver, consent or amendment with respect to this Agreement or any other Credit Document shall be binding unless it is in writing and signed by the Agent, the Required Lenders and the Required Class Lenders.

18. Defeasance. When all Credit Obligations have been paid, performed and reasonably determined by the Lenders to have been indefeasibly discharged in full, and if at the time no Lender continues to be committed to extend any credit to the Borrower hereunder or under any other Credit Document, this Agreement shall terminate and, at the Borrower's written request, accompanied by such certificates and other items as the Agent shall reasonably deem necessary, the Credit Security shall revert to the Obligors and the right, title and interest of the Lenders therein shall terminate. Thereupon, on the Obligor's demand and at their cost and expense, the Agent shall execute proper instruments, acknowledging satisfaction of and discharging this Agreement, and shall redeliver to the Obligors any Credit Security then in its possession; provided, however, that Sections 3.2.4, 3.5, 3.6, 3.7, 3.8, 11, 12.8.7, 12.11,
14, 19 and 20 shall survive the termination of this Agreement.

19.              Venue; Service of Process.  Each of the Borrower and the other
Obligors:

                          (a) Irrevocably submits to the nonexclusive jurisdiction of the state courts of The Commonwealth of Massachusetts and to the nonexclusive jurisdiction of the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or any other Credit Document or the subject matter hereof or thereof.

                          (b) Waives to the extent not prohibited by applicable law that cannot be waived, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of such proceeding is improper, or that this Agreement or any other Credit Document, or the subject matter hereof or thereof, may not be enforced in or by such court.

Each of the Borrower and the other Obligors consents to service of process in any such proceeding in any manner at the time permitted by Chapter 223A of the General Laws of The Commonwealth of Massachusetts and agrees that service of process by registered or certified mail, return receipt requested, at its address specified in or pursuant to Section 16 is reasonably calculated to give actual notice.

20. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH OF THE BORROWER, THE OTHER OBLIGORS, THE AGENT AND THE LENDERS WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY CREDIT OBLIGATION OR IN ANY WAY CONNECTED WITH THE DEALINGS OF THE LENDERS, THE AGENT, THE BORROWER OR ANY OTHER OBLIGOR IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE. Each of the Borrower and the other Obligors acknowledges that it has been informed by the Agent that the provisions of this
Section 20 constitute a material inducement upon which each of the Lenders has relied and will rely in entering into this Agreement and any other Credit Document, and that it has reviewed the provisions of this Section 20 with its counsel. Any Lender, the Agent, the Borrower or any other Obligor may file an original counterpart or a copy of this Section 20 with any court as written evidence of the consent of the Borrower, the other Obligors, the Agent and the Lenders to the waiver of their rights to trial by jury.

21. No Strict Construction. The parties have participated jointly in the negotiation and drafting of this Agreement and the other Credit Documents with counsel sophisticated in financing transactions. In the event an ambiguity or question of intent or interpretation arises, this Agreement and the other Credit Documents shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement and the other Credit Documents.

22. General. All covenants, agreements, representations and warranties made in this Agreement or any other Credit Document or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by each Lender, notwithstanding any investigation made by any Lender on its behalf, and shall survive the execution and delivery to the Lenders hereof and thereof. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement and the other Credit Documents (including any related fee agreements with the Agent or the Lenders) constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous understandings and agreements, whether written or oral. This Agreement may be executed in any number of counterparts which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts, except as may be required by the UCC with respect to matters involving the perfection of the Agent's Lien on the Credit Security.

         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                           AMERIPATH, INC.



                                           By /s/ Robert P. Wynn
                                              -------------------------------
                                              Title: Executive Vice President-
                                                     Chief Financial Officer


                                           AMERICAN LABORATORY ASSOCIATES, INC.
                                           AMERIPATH FLORIDA, INC.
                                           AMERIPATH ALABAMA, INC.
                                           AMERIPATH KENTUCKY, INC.
                                           AMERIPATH TEXAS, INC.
                                           AMERIPATH OHIO, INC.
                                           AMERIPATH CINCINNATI, INC.
                                           AMERIPATH CLEVELAND, INC.



                                           By /s/ Robert P. Wynn
                                             -------------------------------
                                             Executive Vice President-
                                             Chief Financial Officer


                                           BANKBOSTON, N.A.


                                           By /s/ Randy J. Wehling
                                             -------------------------------
                                             Title: Vice President


                                           NATIONSBANK, N.A. (South)



                                           By /s/ Alexander L. Rody
                                             -------------------------------
                                             Title: Vice President

                                           CREDITANSTALT-BANKVEREIN



                                           By  /s/ W. Craig Stamm
                                              --------------------------------
                                              Title: Senior Associate

                                           By  /s/ Robert M. Biringer
                                              --------------------------------
                                              Title: Executive Vice President


                                           IMPERIAL BANK



                                           By  /s/ Oscar Jazdowski
                                              --------------------------------
                                              Title: Senior Vice President


                                           SILICON VALLEY BANK



                                           By  /s/ Joan Parsons
                                              --------------------------------
                                              Title: Senior Vice President


                                           PARIBAS CAPITAL FUNDING


                                           By  /s/ Francois Gavrin
                                              --------------------------------
                                              Title: Director


                                           ANTARES LEVERAGED CAPITAL CORP.


                                           By  /s/ David Mahon
                                              --------------------------------
                                              Title: Director